UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Dynamic Credit Opportunity Fund

Invesco Exchange Fund

Invesco Management Trust

Invesco Senior Loan Fund

Short-Term Investments Trust

11 Greenway Plaza

Houston, Texas 77046

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held January 16, 2024

Notice is hereby given to the Shareholders of each of the series portfolios (each, a “Fund,” and collectively, the “Funds”) of each investment company listed above (each, a “Trust,” and together, the “Trusts”)1 that a Special Joint Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on January 16, 2024, at 2:00 p.m. Central Standard Time.

The Boards of Trustees (each, a “Board,” and together, the “Boards”) of the Funds have carefully considered the proposal below regarding the election of 14 trustees and believe that it is in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR the proposal (for all trustee nominees). The enclosed Joint Proxy Statement provides you with detailed information on the proposal, including how it will benefit shareholders as well as information on each trustee nominee.

The Meeting is to be held for the following purpose:

To elect 14 trustees to the Board of each Trust, each of whom will serve until his or her successor is duly elected and qualified.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of each Fund on October 20, 2023 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders may only vote at the Meeting for the Fund to which their shares relate.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL (FOR ALL TRUSTEE NOMINEES) LISTED IN THE JOINT PROXY STATEMENT.

By order of the Boards of Trustees,

Senior Vice President, Chief Legal Officer and Secretary

November 27, 2023

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on January 16, 2024.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have previously submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

AIM Counselor Series Trust (Invesco Counselor Series Trust) (“ACST”)

AIM Equity Funds (Invesco Equity Funds) (“AEF”)

AIM Funds Group (Invesco Funds Group) (“AFG”)

AIM Growth Series (Invesco Growth Series) (“AGS”)

AIM International Mutual Funds (Invesco International Mutual Funds) (“AIMF”)

AIM Investment Funds (Invesco Investment Funds) (“AIF”)

AIM Investment Securities Funds (Invesco Investment Securities Funds) (“AIS”)

AIM Sector Funds (Invesco Sector Funds) (“ASEF”)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (“ATEF”)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) (“ATST”)

Invesco Dynamic Credit Opportunity Fund (“DCO”)

Invesco Exchange Fund (“IEF”)

Invesco Management Trust (“IMT”)

Invesco Senior Loan Fund (“SLO”)

Short-Term Investments Trust (“STIT”)

11 Greenway Plaza

Houston, Texas 77046

SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held January 16, 2024

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards”) of each investment company listed above (each, a “Trust,” and together, the “Trusts”)2. Each of the separate funds within a Trust is referred to as a “Fund,” and they are collectively referred to as the “Funds.” The proxies are to be voted at a Special Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Houston, Texas 77046, on January 16, 2024, at 2:00 p.m. Central Standard Time. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about November 27, 2023.

The Board has fixed October 20, 2023 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting. A list of all of the Funds, along with the number of shares outstanding of each class of each Fund on the Record Date, can be found in Annex A. Each share of a Fund that you own entitles you to one vote on the proposal set forth below that applies to such Fund (a fractional share has a proportional fractional vote).

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or online at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the Proxy Cards (together, the “Proxy Materials”) are available at www.proxy-direct.com/inv-33585. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously transmitted to shareholders the most recent annual report for their Fund(s), including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

Only one copy of this Joint Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-800-959-4246.

[2]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on January 16, 2024.

The Proposal

The purpose of the meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Boards have unanimously approved the Proposal for each Fund and recommend that shareholders of each Fund vote in favor of the Proposal (in favor of each trustee nominee).

Proposal
To elect 14 trustees to each Board, each of whom will serve until his or her successor is duly elected and qualified.

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal for which they are entitled to vote, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission to the Meeting you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your shares in street name, you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL (FOR EACH TRUSTEE NOMINEE).

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

PROPOSAL: ELECTION OF TRUSTEES

WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?

Each Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests. Each of the Boards is comprised of the same individuals, and it is proposed that this will continue if the nominees are elected by shareholders.

WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?

Shareholders are being asked to elect 14 Trustees (the “Trustee Nominees”) to the Board of each Trust. Ten of the 14 Trustee Nominees standing for election are presently members of the Boards. Twelve of the 14 Trustee Nominees are

“independent,” meaning they have no affiliation with the Funds (other than their positions on the Boards) or Invesco management, and receive or will receive compensation solely from the Trusts in their capacity as Trustees. Each Board considered the qualifications, including the background, experience and skills, of the Trustee Nominees and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected by shareholders. Biographical information on each of the Trustee Nominees is provided in this Joint Proxy Statement under the Proposal.

VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

If you do attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if you hold your shares in street name, you are required to obtain a “legal proxy” from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trusts at (800) 952-3502 if you plan to attend the Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal (“FOR” each Trustee Nominee), as recommended by the Board of your Trust, and in accordance with management’s recommendation on other matters. Proxies marked “WITHHOLD” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present. An unfavorable vote on the Proposal by the shareholders of one Trust will not affect the implementation of the Proposal by another Trust if the Proposal is approved by the shareholders of the other Trust. There is no cumulative voting with respect to the election of Trustees.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Joint Proxy Statement.

MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

•	You may send in another duly executed proxy card bearing a later date, prior to the Meeting.

•	You may submit a proxy by telephone, via the internet, or via an alternative method of voting permitted by your broker, with a later date.

•	You may notify the Trusts’ Secretary in writing before the Meeting that you have revoked your proxy.

•	You may vote in person at the Meeting, as set forth above under the heading, “How Do I Vote in Person?”

FUND SERVICE PROVIDERS

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (“Invesco” or the “Adviser”) The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”), are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser has also entered into sub-advisory agreements with other affiliates, Invesco Asset Management (India) Private Limited (Invesco India), Invesco Capital Management LLC (Invesco Capital) and OppenheimerFunds, Inc., also registered investment advisers under the Advisers Act to provide discretionary investment management services, investment advice, and/or order execution services to the Funds listed in the table below, respectively.

Sub-Adviser	Fund
Invesco Asset Management Deutschland GmbH	All Funds
Invesco Asset Management Limited	All Funds
Invesco Asset Management (Japan) Limited	All Funds
Invesco Hong Kong Limited	All Funds
Invesco Senior Secured Management, Inc.	All Funds
Invesco Canada Ltd.	All Funds

Invesco Capital Management LLC

AIM Counselor Series Trust: Invesco Capital Appreciation Fund, Invesco Discovery Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Floating Rate ESG Fund, Invesco Master Loan Fund, Invesco NASDAQ 100 Index Fund, Invesco Senior Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Short Term Municipal Fund

AIM Equity Funds: Invesco Main Street Fund®, Invesco Main Street All Cap Fund® and Invesco Rising Dividends Fund

AIM Funds Group: Invesco EQV European Small Company Fund and Invesco Small Cap Equity Fund

AIM Growth Series: Invesco Active Allocation Fund, Invesco Convertible Securities Fund, Invesco International Diversified Fund, Invesco Main Street Mid Cap Fund®, Invesco Main Street Small Cap Fund®, Invesco Quality Income Fund, Invesco Select Risk: Conservative Investor Fund, Invesco Select Risk: High Growth Investor Fund, Invesco Select Risk: Moderate Investor Fund and Invesco Small Cap Growth Fund

AIM International Mutual Funds: Invesco Advantage International Fund, Invesco EQV European Equity Fund, Invesco EQV International Equity Fund, Invesco Global Focus Fund, Invesco Global Fund, Invesco Global

Sub-Adviser	Fund

Opportunities Fund, Invesco International Core Equity Fund, Invesco International Small-Mid Company Fund, Invesco MSCI World SRI Index Fund and Invesco Oppenheimer International Growth Fund

AIM Investment Funds: Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Core Bond Fund, Invesco Developing Markets Fund, Invesco Discovery Mid Cap Growth Fund, Invesco Emerging Markets All Cap Fund, Invesco Emerging Markets Innovators Fund, Invesco Emerging Markets Local Debt Fund, Invesco Emerging Markets Select Equity Fund, Invesco Fundamental Alternatives Fund, Invesco Global Allocation Fund, Invesco Global Infrastructure Fund, Invesco Global Strategic Income Fund, Invesco International Bond Fund, Invesco Macro Allocation Strategy Fund, Invesco Multi-Asset Income Fund, Invesco SteelPath MLP Alpha Fund, Invesco SteelPath MLP Alpha Plus Fund, Invesco SteelPath MLP Income Fund and Invesco SteelPath MLP Select 40 Fund

AIM Investment Securities Funds: Invesco Global Real Estate Fund, Invesco High Yield Bond Factor Fund, Invesco High Yield Fund, Invesco Intermediate Bond Factor Fund and Invesco U.S. Government Money Portfolio

AIM Sector Funds: Invesco Comstock Select Fund and Invesco Gold & Special Minerals Fund

AIM Tax-Exempt Funds: Invesco AMT-Free Municipal Income Fund, Invesco California Municipal Fund, Invesco Environmental Focus Municipal Fund, Invesco High Yield Municipal Fund, Invesco Intermediate Term Municipal Income Fund, Invesco Limited Term California Municipal Fund, Invesco Limited Term Municipal Income Fund, Invesco Municipal Income Fund, Invesco New Jersey Municipal Fund, Invesco Pennsylvania Municipal Fund, Invesco Rochester® AMT-Free New York Municipal Fund, Invesco Rochester® Municipal Opportunities Fund, Invesco Rochester® Limited Term New York Municipal Fund and Invesco Rochester® New York Municipals Fund

AIM Treasurer’s Series Trust: Invesco Premier Portfolio

Invesco Dynamic Credit Opportunity Fund

Invesco Exchange Fund

Invesco Management Trust: Invesco Conservative Income Fund

Short-Term Investments Trust: Invesco Government & Agency Portfolio, Invesco Tax-Free Cash Reserve Portfolio and Invesco Treasury Obligations Portfolio

Invesco Asset Management (India) Private Limited	AIM Counselor Series Trust: Invesco Capital Appreciation Fund, Invesco Discovery Fund, Invesco Floating Rate ESG Fund, Invesco Master Loan Fund,

Sub-Adviser	Fund

Invesco NASDAQ 100 Index Fund, Invesco Senior Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Short Term Municipal Fund

AIM Equity Funds: Invesco Main Street Fund®, Invesco Main Street All Cap Fund® and Invesco Rising Dividends Fund

AIM Funds Group: Invesco EQV European Small Company Fund and Invesco Small Cap Equity Fund

AIM Growth Series: Invesco Active Allocation Fund, Invesco Convertible Securities Fund, Invesco International Diversified Fund, Invesco Main Street Mid Cap Fund®, Invesco Main Street Small Cap Fund®, Invesco Quality Income Fund, Invesco Select Risk: Conservative Investor Fund, Invesco Select Risk: High Growth Investor Fund, Invesco Select Risk: Moderate Investor Fund and Invesco Small Cap Growth Fund

AIM International Mutual Funds: Invesco Advantage International Fund, Invesco EQV European Equity Fund, Invesco EQV International Equity Fund, Invesco Global Focus Fund, Invesco Global Fund, Invesco Global Opportunities Fund, Invesco International Core Equity Fund, Invesco International Small-Mid Company Fund, Invesco MSCI World SRI Index Fund and Invesco Oppenheimer International Growth Fund

AIM Investment Funds: Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Core Bond Fund, Invesco Developing Markets Fund, Invesco Discovery Mid Cap Growth Fund, Invesco Emerging Markets All Cap Fund, Invesco Emerging Markets Innovators Fund, Invesco Emerging Markets Local Debt Fund, Invesco Emerging Markets Select Equity Fund, Invesco Fundamental Alternatives Fund, Invesco Global Allocation Fund, Invesco Global Infrastructure Fund, Invesco Global Strategic Income Fund, Invesco International Bond Fund, Invesco Macro Allocation Strategy Fund, Invesco Multi-Asset Income Fund, Invesco SteelPath MLP Alpha Fund, Invesco SteelPath MLP Alpha Plus Fund, Invesco SteelPath MLP Income Fund and Invesco SteelPath MLP Select 40 Fund

AIM Investment Securities Funds: Invesco Global Real Estate Fund, Invesco High Yield Bond Factor Fund, Invesco High Yield Fund, Invesco Intermediate Bond Factor Fund and Invesco U.S. Government Money Portfolio

AIM Sector Funds: Invesco Comstock Select Fund and Invesco Gold & Special Minerals Fund

AIM Tax-Exempt Funds: Invesco AMT-Free Municipal Income Fund, Invesco California Municipal Fund, Invesco Environmental Focus Municipal Fund, Invesco High Yield Municipal Fund, Invesco Intermediate Term Municipal

Sub-Adviser	Fund

Income Fund, Invesco Limited Term California Municipal Fund, Invesco Limited Term Municipal Income Fund, Invesco Municipal Income Fund, Invesco New Jersey Municipal Fund, Invesco Pennsylvania Municipal Fund, Invesco Rochester® AMT-Free New York Municipal Fund, Invesco Rochester® Municipal Opportunities Fund, Invesco Rochester® Limited Term New York Municipal Fund and Invesco Rochester® New York Municipals Fund

AIM Treasurer’s Series Trust: Invesco Premier Portfolio

Invesco Dynamic Credit Opportunity Fund

Invesco Exchange Fund

Invesco Management Trust: Invesco Conservative Income Fund

Short-Term Investments Trust: Invesco Government & Agency Portfolio, Invesco Tax-Free Cash Reserve Portfolio and Invesco Treasury Obligations Portfolio

OppenheimerFunds, Inc.

AIM Counselor Series Trust: Invesco Capital Appreciation Fund, Invesco Discovery Fund, Invesco Master Loan Fund, Invesco Senior Floating Rate Fund and Invesco Short Term Municipal Fund

AIM Equity Funds: Invesco Main Street Fund®, Invesco Main Street All Cap Fund® and Invesco Rising Dividends Fund

AIM Growth Series: Invesco Active Allocation Fund, Invesco International Diversified Fund, Invesco Main Street Mid Cap Fund®, Invesco Main Street Small Cap Fund®, Invesco Select Risk: Conservative Investor Fund, Invesco Select Risk: High Growth Investor Fund and Invesco Select Risk: Moderate Investor Fund

AIM International Mutual Funds: Invesco Advantage International Fund, Invesco Global Focus Fund, Invesco Global Fund, Invesco Global Opportunities Fund, Invesco International Equity Fund, Invesco International Small-Mid Company Fund and Invesco Oppenheimer International Growth Fund

AIM Investment Funds: Invesco Core Bond Fund, Invesco Developing Markets Fund, Invesco Discovery Mid Cap Growth Fund, Invesco Emerging Markets Innovators Fund, Invesco Emerging Markets Local Debt Fund, Invesco Fundamental Alternatives Fund, Invesco Global Allocation Fund, Invesco Global Strategic Income Fund, Invesco International Bond Fund, Invesco SteelPath MLP Alpha Fund, Invesco SteelPath MLP Alpha Plus Fund, Invesco SteelPath MLP Income Fund and Invesco SteelPath MLP Select 40 Fund

AIM Investment Securities Funds: Invesco High Yield Bond Factor Fund, Invesco Intermediate Bond Factor Fund and Invesco U.S. Government Portfolio

AIM Sector Funds: Invesco Comstock Select Fund and Invesco Gold & Special Minerals Fund

Sub-Adviser	Fund

AIM Tax-Exempt Funds: Invesco AMT-Free Municipal Income Fund, Invesco California Municipal Fund, Invesco Environmental Focus Municipal Fund, Invesco Limited Term California Municipal Fund, Invesco New Jersey Municipal Fund, Invesco Pennsylvania Municipal Fund, Invesco Rochester® AMT-Free New York Municipal Fund, Invesco Rochester® Limited Term New York Municipal Fund, Invesco Rochester® Municipal Opportunities Fund and Invesco Rochester® New York Municipals Fund

Each Sub-Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5, 1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Limited

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire, RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114 Japan

Invesco Hong Kong Limited

45F Jardine House

1 Connaught Place

Central, Hong Kong P.R.C.

Invesco Senior Secured Management, Inc.

225 Liberty Street, 14th Floor

New York, NY 10281-1008

Invesco Canada Ltd.

120 Bloor Street East, Suite 700

Toronto, Ontario

Canada M4W 1B7

Invesco Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited

3rd Floor, GYS Infinity, Subhash Road

Paranjpe B Scheme, Ville Parle (East)

Mumbai – 400 057, India

OppenheimerFunds, Inc.

225 Liberty Street

New York, NY 10281

Other Service Providers of the Funds

Administrative Services

Each Trust has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Trust which are not required to be performed by the Adviser under its investment advisory agreement with each Trust. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund, other than Invesco Government & Agency Portfolio, Invesco Treasury Obligations Portfolio, Invesco Liquid Assets Portfolio, Invesco STIC Prime Portfolio, Invesco Treasury Portfolio, Invesco Premier Portfolio, Invesco Premier U.S. Government Money Portfolio, Invesco Government Money Market Fund, Invesco U.S. Government Money Market Portfolio, Invesco Conservative Income Fund, Invesco SteelPath MLP Alpha Fund, Invesco SteelPath MLP Alpha Plus Fund, Invesco SteelPath MLP Income Fund and Invesco SteelPath MLP Select 40 Fund, is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110.

The custodian for Invesco Government & Agency Portfolio, Invesco Treasury Obligations Portfolio, Invesco Liquid Assets Portfolio, Invesco STIC Prime Portfolio, Invesco Treasury Portfolio, Invesco Premier Portfolio, Invesco Premier U.S. Government Money Portfolio, Invesco Government Money Market Fund, Invesco U.S. Government Money Portfolio, and Invesco Conservative Income Fund, is Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431.

The custodian for Invesco SteelPath MLP Alpha Fund, Invesco SteelPath MLP Alpha Plus Fund, Invesco SteelPath MLP Income Fund and Invesco SteelPath MLP Select 40 Fund is UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri 64141.

The transfer agent for each Trust is Invesco Investment Services, Inc., 11 Greenway Plaza, Houston, Texas 77046, a wholly owned subsidiary of Invesco Ltd. The sub-transfer agent for each Trust is Invesco Canada, 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada M2N6X7, a wholly-owned, indirect subsidiary of Invesco Ltd. Invesco Canada provides services to the Trusts as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trusts do not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor. In addition, Invesco (India) Private Limited, Divyasree Orion, B6 15th Floor, Raidurgam, Serilingampalli, Hyderabad, India K7 500032, a wholly-owned, indirect subsidiary of Invesco Ltd., provides services to the Trusts as a sub-transfer agent, pursuant to an agreement between Invesco (India) Private Limited and Invesco Investment Services. The Trusts do not pay a fee to Invesco (India) Private Limited and Invesco Investment Services. Rather Invesco (India) Private Limited is compensated by Invesco Investment Services, as a sub-contractor.

PROPOSAL

ELECTION OF TRUSTEES

Shareholders of each Trust are being asked to elect 14 Trustees (together, the “Trustee Nominees”) to the Board of the Trust of which the Fund is a series. Each Trust currently has the same individuals comprising its Board and it is proposed that this will continue if the Trustee Nominees are elected by shareholders. Ten of the 11 Trustees who currently serve on the Board — specifically, Beth Ann Brown, Cynthia Hostetler, Dr. Eli Jones, Elizabeth Krentzman, Anthony J. LaCava, Jr., Dr. Prema Mathai-Davis, Joel W. Motley, Teresa M. Ressel, Robert C. Troccoli and Daniel S. Vandivort — serve as “independent trustees” as defined below and have been nominated for election to the Board. Martin Flanagan, who currently serves as an interested Trustee, will be retiring effective upon the election of the Trustee Nominees. Cynthia Hostetler, Dr. Eli Jones, Dr. Prema Mathai-Davis, Teresa M. Ressel and Robert C. Troccoli were previously elected by shareholders in 2017 and Beth Ann Brown, Elizabeth Krentzman, Anthony J. LaCava, Joel W. Motley and Daniel S. Vandivort were previously appointed to the Board following recommendation by the Governance Committee of the Board, but not elected by shareholders. Additionally, Carol Deckbar and James “Jim” Liddy, along with interested nominees, Jeffrey H. Kupor and Douglas Sharp have been nominated for election to the Board for the first time. Carol Deckbar and James “Jim” Liddy were initially identified during a search process for potential candidates that was undertaken by the independent trustees with the assistance of a third-party search firm and were recommended for consideration as Trustee Nominees by the independent trustees. Jeffrey H. Kupor and Douglas Sharp were recommended for consideration as Trustee Nominees by Invesco management. If each Trustee Nominee is approved, the number of Board members comprising each Trust’s Board will increase from 11 to 14 Trustees pursuant to Board action in accordance with the provisions of each Trust’s Agreement and Declaration of Trust.

Each Trustee Nominee was recommended by the Governance Committee of the Boards and nominated by the Boards for election by shareholders. All Trustee Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected. If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal. In addition, it is the current policy of the Board that any trustees who are not affiliated with Invesco may serve on the Board until December 31 of the year in which the trustee turns 75. If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Trusts’ shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trusts consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on a Board, each Trust’s Agreement and Declaration of Trust provides that the size of the Board shall be automatically reduced by the number of vacancies unless or until the Board by resolution expressly maintains or increases the size of the Board. In the case of a vacancy arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may fill such vacancy or add additional Board members, as the case may be, by appointing a replacement meeting the Trustee qualifications outlined in each Trust’s Agreement and Declaration of Trust.

Information Regarding the Trustee Nominees

The business and affairs of the Trusts are managed under the oversight of each Board. This section of this Joint Proxy Statement provides you with information regarding each Trustee Nominee. Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement, including as pursuant to the retirement policy noted above. The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all Trustee Nominees are elected, the Boards will be composed of 14 Trustees, including 12 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 169 funds in the Invesco Fund Complex.

The mailing address of each Trustee and each Trustee Nominee is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Interested Trustee Nominees
Jeffrey H. Kupor(1) — 1968 Nominee	†

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and

			169	None

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

Douglas Sharp(1) — 1974 Nominee	†	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director and Chairman, Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	169	None

Independent Trustee Nominees
Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and

Formerly: President and Director of Grahamtastic Connection (non-profit)

Carol Deckbar — 1962 Nominee	†	Retired Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	169	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones — 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School at Texas A&M University Formerly: Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various	169	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees,

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds		Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James Liddy — 1959 Nominee	†	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	169	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley — 1952 Trustee	2019	Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of Board of Blue Ocean	169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years

Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

				Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget Designated Chief Financial Officer, U.S. Department of Treasury	169	None

Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business, and Managing Partner, KPMG LLP	169	None

Daniel S. Vandivort — 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, and Trustee of certain Oppenheimer Funds	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

(1)

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because they are officers of the Adviser, and officers of Invesco Ltd., the ultimate parent of the Adviser.

†	Nominee for election who does not currently serve on the Boards.

Board Qualifications and Experience

Interested Trustee Nominees

Jeffrey H. Kupor

Jeffrey Kupor is Senior Managing Director and General Counsel at Invesco Ltd.

Mr. Kupor joined Invesco Ltd. in 2002 and has held a number of legal roles, including, most recently, Head of Legal, Americas, in which role he was responsible for legal support for Invesco’s Americas business. Prior to joining the firm, he practiced law at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright), specializing in complex commercial and securities litigation. He also served as the general counsel of a publicly traded communication services company.

Mr. Kupor earned a BS degree in economics from the Wharton School at the University of Pennsylvania and a JD from the Boalt Hall School of Law (now known as Berkeley Law) at the University of California at Berkeley.

The Board believes that Mr. Kupor should be elected to serve as an Interested Trustee because his current and past positions with the Invesco complex along with his legal background and experience as an executive in the investment management area would benefit the Funds.

Douglas Sharp

Douglas Sharp is Senior Managing Director, Head of Americas & EMEA (Europe, the Middle East, and Africa) at Invesco Ltd., and is the Chair of the Board of Invesco UK Limited (Invesco’s European subsidiary board).

Mr. Sharp joined Invesco Ltd. in 2008 and has served in multiple leadership roles across the company, including his previous role as Head of EMEA. Prior to that, he ran Invesco Ltd.’s EMEA retail business and served as head of strategy and business planning and as chief administrative officer for Invesco Ltd.’s US institutional business. Before joining the firm, he was with the strategy consulting firm McKinsey & Co., where he served clients in the financial services, energy, and logistics sectors.

The Board believes that Mr. Sharp should be elected to serve as an Interested Trustee because his current and past positions within the Invesco complex along with his experience in the investment management business would benefit the Funds.

Independent Trustee Nominees

Beth Ann Brown, Trustee and Chair

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019 and Chair since August 2022. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since September 2012.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc. From 2013 through 2022, she served as Director, Vice President (through 2019) and President (2019-2022) of Grahamtastic Connection, a non-profit organization.

From 2014 to 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Carol Deckbar

Carol Deckbar previously served as Executive Vice President and Chief Product Officer at Teachers Insurance and Annuity Association (TIAA) Financial Services from 2019 to 2021. She also served as Executive Vice President and Principal of College Retirement Equities Fund at TIAA from 2014 to 2021. Ms. Deckbar served in various other capacities at TIAA since joining in 2007, including Executive Vice President and Head of Institutional Investments and Endowment Services from 2016 to 2019.

Prior to joining TIAA, Ms. Deckbar was a Senior Vice President of AMSOUTH Bank from 2002 to 2006, and before that she served as Senior Vice President, Managing Director, for Bank of America Capital Management from 1999 to 2002. She began her asset management career with the Evergreen Funds where she served as Senior Vice President, Managing Director from 1991 to 1998.

From 2019 to 2020, Ms. Deckbar served as Chairman of the TIAA Retirement Plan Investments Committee and as an Executive Sponsor at Advance, a council for the advancement of women.    She has also held various memberships, including at Investment Company Institute, from 2017 to 2019, Fortune 400 Most Powerful Women Network, from 2012 to 2015, and Mutual Fund Education Alliance, from 2010 to 2015.

The Board believes that Ms. Deckbar should be elected to serve as an Independent Trustee because her experience in financial services and investment management would benefit the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide, and Textainer Group Holdings, a public company that is the world’s second largest shipping container leasing company. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, and Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management. Ms. Hostetler was also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

From 2001 to 2009, Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Board believes that Ms. Hostetler should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management and as a director of other companies, including other investment companies, benefits the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones has served as Board Member of the regional board, First Financial Bank Texas since 2021 and Board Member, First Financial Bankshares, Inc. Texas since 2022. Since 2020, Dr. Jones has served as a director on the board of directors of Insperity, Inc. (“Insperity”). From 2004 to 2016, Dr. Jones was chair of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and a director on the board of directors of Insperity.

Dr. Jones is a Professor of Marketing, Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at Texas A&M University. From 2015 to 2021, Dr. Jones served as Dean of Mays Business School at Texas A&M University. From 2012 to 2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in academia, financial services and investment management and as a director of other companies benefits the Funds.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman served from 2017 to 2022, as a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman previously served as a member of the Board of Trustees of the University of Florida National Board Foundation from 2016 to 2021. She also served as a member of the Board of Trustees of the University of Florida Law Center Association, Inc. from 2016 to 2021, as a member of its Audit Committee from 2016 to 2020, and as a member of its Membership Committee from 2020 to 2021.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1991 to 1996 in various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Board believes that Ms. Krentzman should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management and as a director of other investment companies benefit the Funds.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Member and Chairman of the Business School Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava should be elected to serve as an Independent Trustee because his experience and knowledge of the Invesco Funds as a current Trustee along with his experience in audit, financial services and investment management and as a director of other companies benefit the Funds.

James “Jim” Liddy

James Liddy previously served as Chairman of KPMG LLP (KPMG)’s Global Financial Services practice from 2017 through 2021. He also led KPMG’s U.S. Financial Services practice from 2015 through 2021.

Prior to assuming his most recent role in 2017, Mr. Liddy served as Vice Chair of Audit and on various other committees at KPMG. He also previously served as National Managing Partner of Audit and was a member of the firm’s Global Audit Steering Group.

The Board believes that Mr. Liddy should be elected to serve as an Independent Trustee because his audit experience and knowledge of financial services and investment management would benefit the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Since 2021, Dr. Mathai-Davis has served as a member of the Board of Positive Planet US, a non-profit organization and Healthcare Chaplaincy Network, a non-profit organization.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to October 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also served as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in non-profit management, financial services and investment management benefit the Funds.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

In May 2022, Mr. Motley rejoined the Vestry and the Investment Committee of Trinity Church Wall Street. Since 2021, Mr. Motley has served as a Board member of the Trust for Mutual Understanding, which makes grants to arts and environmental organizations in Eastern Europe. Since 2021, Mr. Motley has served as a member of the board of Blue Ocean Acquisition Corp. Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since January 2002.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a non-profit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in financial services and investment management and as a director of other companies, including other investment companies benefit the Funds.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and anchored financial duties at the Department, including finance, accounting, risk, audit and performance measurement.

Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (non-profit) supporting children’s health.

The Board believes that Ms. Ressel should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management benefit the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired after a 39-year career with KPMG LLP (“KPMG”), where he served as a senior Partner. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in audit, financial services and investment management benefit the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex, as a Trustee and as the Governance Committee Chair.

Mr. Vandivort also served as Chairman, Lead Independent Director, and Chairman of the Audit Committee of the Board of Directors of the Value Line Funds from 2008 through 2014.

Previously, Mr. Vandivort also served as a Trustee and Chairman of the Weiss Peck and Greer Mutual Funds Board from 2004 to 2005.

Previously, Mr. Vandivort served at Weiss Peck and Greer/Robeco Investment Management from 1994 to 2007, as President and Chief Investment Officer and prior to that as Managing Director and Head of Fixed Income. Mr. Vandivort also served in various capacities at CS First Boston from 1984 to 1994, including as Head of Fixed Income at CS First Boston Investment Management.

Mr. Vandivort was also a Trustee on the Board of Huntington Disease Foundation of America from 2007 to 2013 and from 2015 to 2019. He also served as Treasurer and Chairman of the Audit and Finance Committee of Huntington Disease Foundation of America from 2016 to 2019.

Mr. Vandivort currently serves as President of Flyway Advisory Services LLC, a consulting and property management company.

The Board believes that Mr. Vandivort should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in financial services and investment management and as a director of other investment companies benefit the Funds.

Trustee Nominee and Trustee Ownership of Fund Shares

As of October 20, 2023, unless otherwise noted, the Trustee Nominees beneficially owned shares of the Funds and, on an aggregate basis, any funds in the Invesco Fund Complex overseen, or to be overseen if elected, by the Trustee Nominee in the amounts specified in Annex B.

Board Leadership Structure

The Board is currently composed of eleven Trustees, including ten Trustees who are not Independent Trustees. In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established four standing committees — the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys, and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board believes that, if elected, the two interested Trustee Nominees would provide valuable insight to the Board as a result of their current and past positions within the Invesco complex. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees each Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved each open-end Fund’s Liquidity Risk Management (“LRM”) Program, which is reasonably designed to assess and manage the open-end Fund’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also oversees risks related to certain Funds’ use of derivatives as part of its general oversight responsibilities. The Board has approved a derivatives risk manager, which is responsible for administering the derivatives risk management program (“DRM Program”) for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Audit Committee assists the Board with its oversight of the Funds’ accounting and auditing process. The Audit Committee is responsible for selecting the Funds’ independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds’ financial reports and internal controls. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the Adviser’s process for valuing the Funds’ portfolio investments and receives reports from management regarding its process and the valuation of the Funds’ portfolio investments as consistent with the valuation policy approved by the Board and related procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and its committees and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of December 31, 2022, unless otherwise noted, is shown in Annex C hereto.

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The table below includes the number of times the Board met during each Trust’s fiscal year. Each current Trustee who is a Trustee Nominee attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings. In addition, no Trust held, or was required to hold, an annual meeting at which Board members were elected during the Trust’s last fiscal year.

The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust’s most recently completed fiscal year.

	Board	Audit Committee	Compliance Committee	Governance Committee	Investments Committee
ACST(1)	9	5	4	10	5
AEF(2)	9	4	4	10	5
AFG(3)	13	5	4	9	4
AGS(3)	13	5	4	9	4
AIMF(2)	9	4	4	10	5
AIF(2)	9	4	4	10	5
AIS(4)	12	5	4	10	5
ASEF(5)	12	5	4	10	5
ATEF(4)	12	5	4	10	5
ATST(1)	9	5	4	10	5
DCO(4)	12	5	4	10	5
IEF(3)	13	5	4	9	4
IMT(1)	9	5	4	10	5
SLO(4)	12	5	4	10	5
STIT(1)	9	5	4	10	5

(1)	Information disclosed is for the fiscal year ended August 31, 2023.

(2)	Information disclosed is for the fiscal year ended October 31, 2023.

(3)	Information disclosed is for the fiscal year ended December 31, 2022.

(4)	Information disclosed is for the fiscal year ended February 28, 2023.

(5)	Information disclosed is for the fiscal year ended April 30, 2023.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the “Committees”). The table above includes the number of meetings each Committee held during the Trust’s last fiscal year.

Audit Committee

The members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Dr. Jones, and Mss. Hostetler and Ressel. All of the members of the Audit Committee are Independent Trustees. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the performance of the fair valuation determinations by the Adviser. The Audit Committee’s charter is available at www.invesco.com/us.

Compliance Committee

The members of the Compliance Committee are Messrs. Motley and Vandivort, and Mss. Brown and Krentzman (Chair) and Dr. Mathai-Davis. All of the members of the Compliance Committee are Independent Trustees. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ CCO; (ii) reviewing recommendations and reports made by the CCO of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the CCO or other independent advisors; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Funds (other than risks overseen by the other Committees), including receiving and overseeing risk management reports from Invesco that are applicable to the Funds and their service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports.

Governance Committee

The members of the Governance Committee are Messrs. Motley and Vandivort (Chair) and Mss. Brown and Hostetler and Dr. Mathai-Davis. All of the members of the Governance Committee are Independent Trustees. The Board has adopted and approved a formal written charter for the Governance Committee. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board, the Chair of each Committee and the Chair of each Sub-Committee of the Investments committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; (iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) considering and overseeing the selection and engagement of a Senior Officer if and as they deem appropriate, including compensation and scope of services, and recommending all such matters to the Board or the independent trustees as appropriate; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such submitting shareholder provides the information required by, and otherwise complies with the applicable provisions of, the Fund’s governing instruments, (ii) that such submitting shareholder is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust did not hold an annual meeting in the previous year, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) with respect to any nominee who will serve as a member of the Audit Committees of the Trusts, whether the person meets the requirements set forth in the Trusts’ Audit Committee charter for service on such Committees; (4) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills in light of the Funds’ business and structure, diversity and other factors as the Governance Committee may consider relevant; and (5) whether the person is of good character and high integrity, and (6) whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Flanagan, LaCava, Motley (Sub-Committee Chair), Troccoli (Sub-Committee Chair) and Vandivort, Mss. Brown, Hostetler (Chair), Krentzman and Ressel and Drs. Jones and Mathai-Davis (Sub-Committee Chair). The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable.

The Investments Committee has established three Sub-Committees and delegated to the Sub- Committees responsibility for, among other matters: (i) reviewing the performance of the Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL (“FOR” EACH TRUSTEE NOMINEE).

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Glenn Brightman — 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd.; Executive Vice President and Chief Financial Officer, Nuveen

Melanie Ringold — 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC;, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

Andrew R. Schlossberg — 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong — 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

Stephanie C. Butcher — 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.

Principal Shareholders of the Funds

The persons who as of October 20, 2023 held of record more than 5% of the shares of a Fund are set forth in Annex D. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the shares of any Fund.

Section 16(a) Beneficial Ownership Reporting Compliance and Delinquent Section 16(a) Reports

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a closed-end fund’s equity securities to file forms with the SEC, reporting their affiliation with the closed-end fund and reports of ownership and changes in ownership of shares. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Invesco Dynamic Credit Opportunity Fund and Invesco Senior Loan Fund believe that, during the fiscal year ended February 28, 2023, all such filing requirements were met with respect to the Funds except, due to an administrative oversight, a late filing of a Form 3 report was made for Invesco Dynamic Credit Opportunity Fund and Invesco Senior Loan Fund on behalf of Benjamin Gruder, an officer of Invesco Senior Secured Management, Inc., a sub-adviser to Invesco Dynamic Credit Opportunity Fund and Invesco Senior Loan Fund.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has selected, and the Board has ratified and approved PricewaterhouseCoopers

LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021, as the independent registered public accounting firm to audit the financial statements of the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In connection with its discussions, the Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Dr. Jones, and Mss. Hostetler and Ressel.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth in Annex E. All of the audit services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth in Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in Annex E. All of the tax services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for all other services are set forth in Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth in Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC for the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?

Management is not aware of any matters to be presented at the Meeting other than those discussed in this Joint Proxy Statement. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the Proposal for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Meeting in person or by proxy, as applicable. Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on the Proposal even if it has not received instructions from you.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE MEETING?

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, the Meeting may be adjourned to allow for further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposal for a Trust are not received, a shareholder vote may be taken on the Proposal for the other Trusts prior to any adjournment if sufficient votes have been received for the Proposal with respect to those Trusts.

If a quorum is not present at the Meeting, then the affirmative vote of a majority of Shares present in person or by proxy and entitled to vote at the Meeting (even though not constituting a quorum) will have the power to adjourn the Meeting from time to time without notice other than an announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve the Proposal with respect to a Trust described in the original notice of the Meeting are not obtained, then the affirmative vote of one-third of Shares present in person or by proxy and entitled to vote at the Meeting will have the power to adjourn the Meeting with regard to the Proposal for that Trust, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Trusts or their officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Trusts will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

The affirmative vote of a plurality of the votes cast by shareholders of a Trust is required to elect each nominee for Trustee of the Trust. A vote requiring a plurality to elect nominees for Trustees of a Trust means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for that Trust, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Trust voting. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

The Trusts have retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation by the Solicitor for the Funds is currently estimated to be in the aggregate approximately $13 million. This amount may be higher if reaching quorum is more difficult than anticipated. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Trusts expect to solicit proxies principally by mail, but the Trusts or the Solicitor may also solicit proxies by telephone, facsimile, internet or personal interview. The Trusts’ officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds. To the extent a specific Fund is subject to an applicable expense limitation arrangement or waiver, Invesco will indirectly bear the costs for such Fund.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Secretary of the applicable Trust at the address set forth on the first page of this Joint Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust’s management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Joint Proxy Statement entitled “Proposal — Board Committees — Governance Committee.”

GENERAL

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary

November 27, 2023

ANNEX A

FUNDS

The following list sets forth each of the investment companies and their series (each a “Fund” and collectively, the “Funds”) participating in the Special Joint Meeting of Shareholders to be held at 11 Greenway Plaza, Houston Texas 77046 on January 16, 2024, at 2:00 p.m. Central Standard Time. The name in the first column below is the legal name for each Fund.

Registrant	Shares Outstanding(1)
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco American Franchise Fund
Class A	567,524,887.61
Class C	6,128,141.94
Class R	3,492,864.29
Class Y	18,861,380.52
Class R5	1,910,476.90
Class R6	3,482,509.84

Invesco Capital Appreciation Fund
Class A	66,159,044.03
Class C	4,607,873.83
Class R	2,761,762.65
Class Y	1,795,532.08
Class R5	1,016.09
Class R6	223,104.62

Invesco Core Plus Bond Fund
Class A	135,304,514.01
Class C	5,167,364.49
Class R	3,197,852.20
Class Y	111,122,750.92
Class R5	1,644,162.15
Class R6	269,383,552.01

Invesco Discovery Fund
Class A	17,103,754.89
Class C	720,104.20
Class R	579,255.90
Class Y	14,778,555.95
Class R5	16,224.55
Class R6	8,183,271.24

Invesco Equally-Weighted S&P 500 Fund
Class A	41,350,666.72
Class C	8,213,229.48
Class R	2,617,382.40
Class Y	31,005,767.62
Class R6	9,000,296.68

Invesco Equity and Income Fund
Class A	942,189,361.15
Class C	22,931,212.79
Class R	10,264,309.02
Class Y	69,325,663.39
Class R5	19,882,145.23
Class R6	88,286,946.86

Invesco Floating Rate ESG Fund
Class A	101,931,592.97
Class C	11,898,431.20
Class R	1,211,384.59
Class Y	210,215,747.17
Class R5	715,924.89
Class R6	81,484,933.51

Registrant	Shares Outstanding(1)
Invesco Global Real Estate Income Fund
Class A	11,620,287.80
Class C	403,516.32
Class Y	38,600,895.40
Class R5	166,906.50
Class R6	24,939,488.87

Invesco Growth and Income Fund
Class A	113,159,676.34
Class C	1,408,843.39
Class R	2,491,223.16
Class Y	16,069,433.14
Class R5	10,454,250.73
Class R6	38,010,847.93

Invesco Income Advantage U.S. Fund
Class A	13,089,989.41
Class C	281,573.64
Investor Class	3,328,664.30
Class R	69,768.35
Class Y	916,487.94
Class R5	1,174,928.78
Class R6	4,996.88

Invesco Master Loan Fund
Class R6	1,064,364.47

Invesco NASDAQ 100 Index Fund
Class R6	900,054.29

Invesco S&P 500 Index Fund
Class A	35,315,436.75
Class C	7,250,358.40
Class Y	9,288,127.56
Class R6	505,887.82

Invesco Senior Floating Rate Fund
Class A	233,561,367.37
Class C	29,763,220.37
Class R	7,859,257.56
Class Y	181,930,005.79
Class R5	2,961.53
Class R6	25,539,243.01

Invesco Short Duration High Yield Municipal Fund
Class A	83,843,607.57
Class C	5,612,104.36
Class Y	48,466,391.23
Class R5	1,004.44
Class R6	3,548,892.11

Invesco Short Term Municipal Fund
Class A	159,030,471.02
Class Y	301,008,838.34
Class R6	16,146,573.93

Registrant	Shares Outstanding(1)
Invesco SMA Municipal Bond Fund
Class R6	1,000,000.00

AIM Equity Funds (Invesco Equity Funds)
Invesco Charter Fund
Class A	166,203,032.93
Class C	1,163,697.12
Class R	959,900.58
Class S	930,427.04
Class Y	5,011,438.79
Class R5	325,952.88
Class R6	853,998.67

Invesco Diversified Dividend Fund
Class A	209,586,605.71
Class C	10,051,365.95
Investor Class	83,480,608.39
Class R	6,980,637.66
Class Y	69,617,739.87
Class R5	101,900,516.43
Class R6	133,672,605.19

Invesco Main Street All Cap Fund
Class A	45,497,402.75
Class C	2,339,121.09
Class R	2,529,972.38
Class Y	2,706,539.92
Class R5	446.23
Class R6	177,711.37

Invesco Main Street Fund
Class A	157,638,009.55
Class C	4,569,262.30
Class R	5,434,467.65
Class Y	9,132,208.00
Class R5	218.39
Class R6	8,469,930.83

Invesco Rising Dividend Fund
Class A	95,276,039.94
Class C	6,971,369.11
Class R	4,760,161.87
Class Y	12,010,706.52
Class R5	536.19
Class R6	1,705,132.01

Invesco Summit Fund
Class A	17,451,110.31
Class C	1,335,496.65
Class P	112,656,621.75
Class S	190,500.52
Class Y	1,186,332.96
Class R5	379.63
Class R6	694,965.65

AIM Funds Group (Invesco Funds Group)
Invesco EQV European Small Company Fund
Class A	6,661,551.35
Class C	136,627.69
Class Y	534,315.41
Class R6	5,375,778.70

Registrant	Shares Outstanding(1)
Invesco EQV International Small Company Fund
Class A	6,993,710.48
Class C	159,592.02
Class Y	4,017,751.40
Class R5	982,120.24
Class R6	9,696,377.84

Invesco Global Core Equity Fund
Class A	37,616,898.62
Class C	258,718.94
Class R	105,183.00
Class Y	1,539,971.97
Class R5	76,277.94
Class R6	407,730.98

Invesco Small Cap Equity Fund
Class A	41,739,729.71
Class C	1,473,339.82
Class R	4,528,634.68
Class Y	4,385,677.95
Class R5	1,485,576.91
Class R6	11,267,883.73

AIM Growth Series Group (Invesco Funds Group)
Invesco Active Allocation Fund
Class A	119,550,185.97
Class C	12,690,906.85
Class R	10,890,020.08
Class Y	1,981,291.13
Class R5	21,295.72
Class R6	3,923.77

Invesco Convertible Securities Fund
Class A	21,239,808.05
Class C	790,529.58
Class Y	14,540,266.78
Class R5	32,482.91
Class R6	7,579,043.33

Invesco Income Advantage International Fund
Class A	4,198,902.89
Class C	75,960.08
Class R	136,438.15
Class Y	377,810.49
Class R5	34,690.17
Class R6	810.46

Invesco Income Allocation Fund
Class A	33,198,860.21
Class C	2,182,950.43
Class R	368,890.49
Class Y	2,153,696.62
Class R5	6,195.83
Class R6	14,213.97

Invesco International Diversified Fund
Class A	53,866,334.60
Class C	5,048,845.24
Class R	8,213,630.10
Class Y	50,934,984.26
Class R5	1,972.71
Class R6	18,291,163.36

Registrant	Shares Outstanding(1)
Invesco Main Street Mid Cap Fund
Class A	68,450,372.30
Class C	3,524,438.11
Class R	5,986,041.31
Class Y	11,023,431.68
Class R5	536,749.76
Class R6	2,955,224.47

Invesco Main Street Small Cap Fund
Class A	17,645,870.88
Class C	1,706,794.36
Class R	3,280,345.13
Class Y	31,544,901.22
Class R5	456,259.88
Class R6	26,511,127.34

Invesco Quality Income Fund
Class A	49,314,116.50
Class C	1,755,871.19
Class R	1,740,736.22
Class Y	8,924,045.95
Class R5	38,532.40
Class R6	2,148,761.16

Invesco Select Risk: Conservative Investor Fund
Class A	33,644,355.44
Class C	4,129,218.76
Class R	4,776,697.95
Class Y	804,216.85
Class R5	6,285.84
Class R6	4,609.99

Invesco Select Risk: Growth Investor Fund
Class A	58,571,488.30
Class C	2,989,569.27
Class R	2,187,943.33
Class S	1,281,213.19
Class Y	892,060.79
Class R5	3,684.82
Class R6	42,551.69

Invesco Select Risk: High Growth Investor Fund
Class A	45,344,614.06
Class C	5,586,480.07
Class R	6,139,764.11
Class Y	1,007,759.02
Class R5	2,130.69
Class R6	14,950.67

Invesco Select Risk: Moderate Investor Fund
Class A	137,580,885.54
Class C	15,363,302.11
Class R	13,862,699.25
Class S	1,892,259.87
Class Y	2,399,081.89
Class R5	121,066.91
Class R6	256,448.59

Registrant	Shares Outstanding(1)
Invesco Select Risk: Moderately Conservative Investor Fund
Class A	24,541,291.22
Class C	1,601,142.48
Class R	984,525.08
Class S	154,528.25
Class Y	702,365.12
Class R5	9,510.62
Class R6	21,839.90

Invesco Small Cap Growth Fund
Class A	21,479,122.17
Class C	814,073.23
Class INV	5,460,320.10
Class R	2,843,767.16
Class Y	4,682,609.85
Class R5	20,288,979.04
Class R6	20,845,680.51

AIM Investment Funds (Invesco Investment Funds)
Invesco Balanced-Risk Allocation Fund
Class A	87,916,931.40
Class C	8,851,889.59
Class R	2,105,665.00
Class Y	64,365,020.85
Class R5	1,243,549.85
Class R6	3,334,961.24

Invesco Balanced-Risk Commodity Strategy Fund
Class A	11,161,549.64
Class C	3,560,419.28
Class R	1,406,875.36
Class Y	51,538,263.81
Class R5	20,333,760.34
Class R6	29,596,505.34

Invesco Core Bond Fund
Class A	107,467,475.31
Class C	7,521,320.69
Class R	12,385,608.78
Class Y	165,495,350.34
Class R5	2,471.91
Class R6	62,364,773.41

Invesco Developing Markets Fund
Class A	63,229,710.32
Class C	1,130,947.20
Class R	6,308,905.73
Class Y	302,386,740.05
Class R5	442,285.04
Class R6	241,623,648.67

Invesco Discovery Mid Cap Growth Fund
Class A	145,886,056.09
Class C	6,013,741.57
Class R	6,282,908.89
Class Y	21,997,603.21
Class R5	4,713,402.79
Class R6	42,985,490.02

Registrant	Shares Outstanding(1)
Invesco Emerging Markets Local Debt Fund
Class A	4,399,254.33
Class C	796,850.78
Class R	330,771.09
Class Y	12,659,215.18
Class R5	1,508.30
Class R6	563,882.83

Invesco EQV Emerging Markets All Cap Fund
Class A	12,888,724.21
Class C	249,308.51
Class Y	17,407,857.01
Class R5	4,417,997.75
Class R6	14,731,154.80

Invesco Fundamental Alternatives Fund
Class A	11,275,914.41
Class C	519,374.04
Class R	451,407.30
Class Y	1,261,930.49
Class R5	380.55
Class R6	98,659.28

Invesco Global Allocation Fund
Class A	49,813,376.47
Class C	2,637,934.36
Class R	1,952,443.32
Class Y	2,851,831.58
Class R5	576.04
Class R6	844,493.11

Invesco Global Infrastructure Fund
Class A	1,635,222.74
Class C	269,238.09
Class R	450,094.83
Class Y	1,532,479.45
Class R5	10,357.93
Class R6	5,095,406.43

Invesco Global Strategic Income Fund
Class A	458,836,701.26
Class C	14,203,831.98
Class R	17,679,224.91
Class Y	36,481,305.79
Class R5	2,710.03
Class R6	3,741,785.76

Invesco Greater China Fund
Class A	3,301,630.46
Class C	138,318.44
Class R	28,661.35
Class Y	283,149.48
Class R5	392.86
Class R6	21,494.86

Invesco Health Care Fund
Class A	18,719,416.15
Class C	955,776.96
Investor Class	16,090,182.78
Class Y	1,151,462.47
Class R6	43,161.24

Registrant	Shares Outstanding(1)
Invesco International Bond Fund
Class A	99,007,566.62
Class C	3,618,281.32
Class R	9,265,737.13
Class Y	105,516,486.58
Class R5	266,052.09
Class R6	85,366,454.69

Invesco Macro Allocation Strategy Fund
Class A	171,699.65
Class C	24,948.90
Class R	11,120.76
Class Y	456,048.03
Class R5	950.57
Class R6	19,628,580.10

Invesco Multi-Asset Income Fund
Class A	108,099,595.15
Class C	8,702,692.54
Class R	3,057,432.18
Class Y	19,945,181.46
Class R5	1,211.96
Class R6	5,850,039.32

Invesco SteelPath MLP Alpha Fund
Class A	61,049,072.00
Class C	17,959,139.61
Class R	232,768.33
Class Y	50,457,788.02
Class R5	10,227.25
Class R6	2,542,804.44

Invesco SteelPath MLP Alpha Plus Fund
Class A	22,927,334.70
Class C	10,001,847.86
Class R	755,826.95
Class Y	11,256,200.73
Class R5	1,976.73
Class R6	83,474.01

Invesco SteelPath MLP Income Fund
Class A	331,248,800.11
Class C	124,531,054.79
Class R	676,200.73
Class Y	195,700,084.47
Class R5	91,133.95
Class R6	7,723,688.28

Invesco SteelPath MLP Select 40 Fund
Class A	58,918,623.60
Class C	28,157,904.97
Class R	2,930,009.64
Class Y	110,287,904.62
Class R5	1,331.56
Class R6	35,731,962.30

Invesco World Bond Factor Fund
Class A	1,596,711.89
Class C	91,224.78
Class Y	755,252.35
Class R5	666.03
Class R6	184,510.47

Registrant	Shares Outstanding(1)
AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Advantage International Fund
Class A	1,405,468.97
Class C	293,736.96
Class R	400,887.08
Class Y	152,550.70
Class R5	973.71
Class R6	650,823.61

Invesco EQV Asia Pacific Equity Fund
Class A	11,388,178.59
Class C	270,839.73
Class Y	3,987,914.66
Class R6	818,674.77

Invesco EQV European Equity Fund
Class A	7,115,567.36
Class C	215,238.03
Investor Class	2,744,842.07
Class R	118,351.14
Class Y	4,185,877.75
Class R6	85,532.73

Invesco EQV International Equity Fund
Class A	49,134,354.45
Class C	1,155,382.04
Class R	2,610,165.38
Class Y	17,040,432.26
Class R5	4,934,150.08
Class R6	50,579,360.89

Invesco Global Focus Fund
Class A	4,454,991.53
Class C	491,752.73
Class R	503,793.90
Class Y	2,602,969.70
Class R5	148.15
Class R6	527,020.57

Invesco Global Fund
Class A	60,436,424.37
Class C	1,681,117.10
Class R	1,872,441.24
Class Y	13,703,910.67
Class R5	107,869.65
Class R6	14,989,709.92

Invesco Global Opportunities Fund
Class A	40,185,642.52
Class C	3,817,511.80
Class R	3,302,326.47
Class Y	14,082,215.22
Class R5	15,466.22
Class R6	20,035,822.57

Registrant	Shares Outstanding(1)
Invesco International Small-Mid Company Fund
Class A	18,755,416.32
Class C	746,338.36
Class R	1,709,738.38
Class Y	43,756,742.24
Class R5	11,934.13
Class R6	43,371,278.19

Invesco MSCI World SRI Index Fund
Class A	75,714.52
Class C	11,747.64
Class R	40,779.73
Class Y	63,231.87
Class R5	1,001.02
Class R6	532,796.18

Invesco Oppenheimer International Growth Fund
Class A	28,057,899.07
Class C	1,563,874.96
Class R	6,059,207.74
Class Y	67,896,912.78
Class R5	66,723.94
Class R6	92,613,927.28

AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Corporate Bond Fund
Class A	171,668,392.41
Class C	5,215,764.07
Class R	2,283,517.53
Class Y	125,176,323.10
Class R5	2,697,954.95
Class R6	158,605,796.28

Invesco Global Real Estate Fund
Class A	8,725,713.58
Class C	391,742.71
Class R	2,470,371.97
Class Y	4,660,784.31
Class R5	1,296,237.98
Class R6	2,492,540.88

Invesco Government Money Market Fund
Class A	331,697,732.17
Class AX	61,604,220.89
Class C	131,676,194.97
Cash Reserve	4,013,879,701.68
Class CX	183,327.56
Investor Class	190,225,122.86
Class R	184,275,502.37
Class Y	295,440,511.63
Class R6	2,042,419.12

Invesco High Yield Bond Factor Fund
Class A	2,194,203.23
Class C	349,544.11
Class R	551,660.59
Class Y	227,887.22
Class R5	1,108.65
Class R6	3,486.51

Registrant	Shares Outstanding(1)
Invesco High Yield Fund
Class A	158,678,421.62
Class C	4,884,424.85
Investor Class	16,281,334.26
Class Y	12,338,505.40
Class R5	5,280,454.59
Class R6	102,335,219.24

Invesco Income Fund
Class A	35,631,543.08
Class C	594,791.46
Investor Class	2,071,027.74
Class R	672,676.66
Class Y	951,987.64
Class R5	52,343.12
Class R6	12,091,218.85

Invesco Intermediate Bond Factor Fund
Class A	10,455,540.04
Class C	1,070,230.23
Class R	1,928,443.71
Class Y	4,331,541.77
Class R5	937.21
Class R6	1,678,156.79

Invesco Real Estate Fund
Class A	34,649,760.81
Class C	1,245,049.65
Investor Class	1,512,646.00
Class R	5,007,270.92
Class Y	10,271,344.15
Class R5	8,017,942.93
Class R6	13,922,871.38

Invesco Short Duration Inflation Protected Fund
Class A	15,240,983.12
Class A2	1,163,250.16
Class Y	4,583,719.45
Class R5	2,373,015.62
Class R6	27,330,791.66

Invesco Short Term Bond Fund
Class A	142,024,139.39
Class C	12,900,352.31
Class R	5,258,720.21
Class Y	39,288,721.06
Class R5	109,531.95
Class R6	65,696,966.72

Invesco SMA High Yield Bond Fund
SMA Class	1,000,001.00

Invesco U.S. Government Money Portfolio
Class C	7,297,565.71
Class R	11,614,145.76
Class Y	1,181,597,878.07
Class R6	10,000.00
Cash Reserve Shares	53,133,650.43

Registrant	Shares Outstanding(1)
AIM Sector Funds (Invesco Sector Funds)
Invesco Comstock Fund
Class A	219,758,194.81
Class C	3,378,056.00
Class R	4,663,775.68
Class Y	65,758,310.23
Class R5	13,568,781.45
Class R6	58,821,828.99

Invesco Comstock Select Fund
Class A	17,112,721.02
Class C	993,735.06
Class R	1,380,505.67
Class Y	2,532,126.61
Class R5	313.09
Class R6	772,142.85

Invesco Dividend Income Fund
Class A	110,049,651.26
Class C	6,560,460.20
Investor Class	2,687,496.45
Class R	4,173,034.04
Class Y	13,112,848.63
Class R5	73,028.11
Class R6	8,039,344.47

Invesco Energy Fund
Class A	10,958,976.41
Class C	1,101,728.33
Investor Class	3,119,708.06
Class Y	1,966,749.86
Class R5	213,278.02
Class R6	251,345.13

Invesco Gold & Special Minerals Fund
Class A	36,017,583.44
Class C	3,908,119.82
Class R	5,676,690.46
Class Y	22,271,758.57
Class R5	81,622.12
Class R6	14,390,524.44

Invesco Small Cap Value Fund
Class A	45,128,340.53
Class C	3,410,971.81
Class R	948,054.47
Class Y	76,765,742.55
Class R6	25,275,474.60

Invesco Technology Fund
Class A	15,051,994.86
Class C	1,171,966.79
Investor Class	10,755,730.29
Class Y	788,235.77
Class R5	8,366.01
Class R6	53,083.44

Invesco Value Opportunities Fund
Class A	129,497,237.33
Class C	3,814,920.95
Class R	4,437,609.65
Class Y	17,994,686.82
Class R5	636,311.61
Class R6	19,110,874.23

Registrant	Shares Outstanding(1)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco AMT-Free Municipal Income Fund
Class A	185,248,928.13
Class C	12,531,808.38
Class Y	147,874,832.90
Class R6	1,091,283.43

Invesco California Municipal Fund
Class A	149,866,173.65
Class C	13,371,146.93
Class Y	92,710,404.54
Class R6	1,028,802.87

Invesco Environmental Focus Municipal Fund
Class A	4,769,058.43
Class C	389,547.62
Class Y	1,917,652.38
Class R6	211,747.15

Invesco High Yield Municipal Fund
Class A	561,213,345.54
Class C	37,082,025.19
Class Y	227,724,577.26
Class R5	4,677.48
Class R6	82,184,024.61

Invesco Intermediate Term Municipal Income Fund
Class A	125,712,179.03
Class C	5,170,597.91
Class Y	37,638,626.87
Class R6	21,531,673.76

Invesco Limited Term California Municipal Fund
Class A	83,822,397.22
Class C	6,786,906.15
Class Y	120,568,501.78
Class R6	1,386,207.99

Invesco Limited Term Municipal Income Fund
Class A	111,708,408.15
Class A2	2,734,737.66
Class C	4,389,160.93
Class Y	109,875,438.87
Class R5	66,319.20
Class R6	54,689,633.76

Invesco Municipal Income Fund
Class A	184,656,332.00
Class C	9,449,228.34
Investor Class	6,060,239.53
Class Y	43,306,937.41
Class R6	34,780,608.46

Invesco New Jersey Municipal Fund
Class A	20,729,095.10
Class C	2,251,948.47
Class Y	8,523,432.31
Class R6	16,792.71

Registrant	Shares Outstanding(1)
Invesco Pennsylvania Municipal Fund
Class A	52,615,485.74
Class C	5,889,590.59
Class Y	14,817,740.29
Class R6	216,026.32

Invesco Rochester® AMT-Free New York Municipal Fund
Class A	54,520,248.97
Class C	1,205,590.89
Class Y	8,263,003.38
Class R6	22,854.05

Invesco Rochester® Limited Term New York Municipal Fund
Class A	434,879,210.16
Class C	22,000,846.74
Class Y	118,407,697.22
Class R6	322,658.49

Invesco Rochester® Municipal Opportunities Fund
Class A	584,648,833.42
Class C	80,547,888.98
Class Y	569,738,006.43
Class R5	2,783.29
Class R6	18,987,009.58

Invesco Rochester® New York Municipals Fund
Class A	234,455,026.19
Class C	12,976,768.81
Class Y	49,898,650.59
Class R6	167,138.07

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
Invesco Premier Portfolio
Institutional Class	5,294,908,982.16
Class INV	164,725,024.66
Personal Investment Class	7,147,968.22
Private Investment Class	25,337.68
Reserve Class	10,720.50
Resource Class	660,319.63

Invesco Premier U.S. Government Money Portfolio
Investor Class	369,629,112.03
Institutional Class	19,815,742,702.42

Invesco Management Trust (Delaware Statutory Trust)
Invesco Conservative Income
Class A	29,787,206.14
Class Y	24,565,861.92
Class INT	164,206,995.06
Class R6	223,655.66

Registrant	Shares Outstanding(1)
Short-Term Investments Trust (Delaware Statutory Trust)
Invesco Government & Agency Portfolio
CAVU Class	10,287,767,649.74
Cash Management Class	585,863,717.77
Corporate Class	304,951,521.77
Institutional Class	58,823,379,016.99
Personal Investment Class	71,630,889.74
Private Investment Class	941,723,992.91
Reserve Class	537,674,264.72
Resource Class	236,737,394.04

Invesco Liquid Assets Portfolio
CAVU Class	14,114,240.42
Cash Management Class	1,723,760.83
Corporate Class	4,335,545.52
Institutional Class	2,055,916,885.21
Personal Investment Class	10,258.63
Private Investment Class	1,066,888.79
Reserve Class	128,356.67
Resource Class	256,901.78

Invesco STIC Prime Portfolio
Cash Management Class	439,960.06
Corporate Class	5,010,719.39
Institutional Class	390,036,334.05
Personal Investment Class	95,392.72
Private Investment Class	3,021,197.77
Reserve Class	233,440.13
Resource Class	404.99

Invesco Treasury Obligations Portfolio
Cash Management Class	6,735,837.34
Corporate Class	2,152,762.23
Institutional Class	1,314,219,856.72
Personal Investment Class	11,526.72
Private Investment Class	29,066,083.63
Reserve Class	85,955,061.46
Resource Class	2,546,035.11

Registrant	Shares Outstanding(1)
Invesco Treasury Portfolio
CAVU Class	1,173,220,870.40
Cash Management Class	268,541,177.83
Corporate Class	1,377,664,195.07
Institutional Class	29,366,314,721.29
Personal Investment Class	877,155,167.28
Private Investment Class	1,079,099,348.71
Reserve Class	570,205,509.85
Resource Class	61,749,053.89

Invesco Dynamic Credit Opportunity Fund
Class A	10,921.31
Class AX	33,148,836.65
Class R6	803.57
Class Y	20,464.26

Invesco Senior Loan Fund
Class A	8,513,452.54
Class IB	47,665,498.78
Class C	6,210,736.41
Class IC	3,767,623.02
Class Y	358,053.96

Invesco Exchange Fund	35,921.08

(1)	As of October 20, 2023.

ANNEX B

TRUSTEE NOMINEE OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of October 20, 2023, of shares of beneficial interest of each class of each of the Funds by the Trustee Nominees. No information is given as to a Fund or a class if a Trustee Nominee held no shares of any or all classes of such Fund as of October 20, 2023.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco Core Plus Bond Fund — Class Y	11,061.88	0.01%

Daniel S. Vandivort	Invesco Capital Appreciation Fund — Class Y	947.912	0.05%
	Invesco Short Term Municipal Fund — Class Y	19,705.08	0.01%
	Invesco Short Term Municipal Fund — Class Y	81,571.77	0.03%
	Invesco Equity and Income Fund — Class Y	13,819.27	0.02%

Prema Mathai-Davis	Invesco Equally-Weighted S&P 500 Fund — Class Y	5,499.75	0.02%
	Invesco S&P 500 Index Fund — Class Y	8,332.43	0.09%

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Elizabeth Krentzman	Invesco Oppenheimer International Growth Fund — Class Y	810.95	0.00%
	Invesco Rising Dividends Fund — Class Y	2,756.85	0.02%
	Invesco Rising Dividends Fund — Class Y	3,066.92	0.03%
	Invesco Rising Dividends Fund — Class Y	891.47	0.01%

Anthony J. LaCava Jr.	Invesco Oppenheimer International Growth Fund — Class Y	4,131.67	0.01%

Joel W. Motley	Invesco Oppenheimer International Growth Fund — Class Y	1,254.98	0.00%

Teresa M. Ressel	Invesco Diversified Dividend Fund — Class A	486.12	0.00%
	Invesco Main Street Fund — Class A	140.72	0.00%

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco Small Cap Equity Fund — Class Y	5,100.27	0.12%

Daniel S. Vandivort	Invesco EQV European Small Company Fund — Class Y	3,013.86	0.06%

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Elizabeth Krentzman	Invesco International Diversified Fund — Class Y	1,702.80	0.00%
	Invesco Main Street Mid Cap Fund — Class Y	947.94	0.01%

Anthony J. LaCava Jr.	Invesco Convertible Securities Fund — Class Y	6,998.52	0.05%

Joel W. Motley	Invesco Main Street Mid Cap Fund — Class Y	798.42	0.01%

Daniel S. Vandivort	Invesco International Diversified Fund — Class Y	3,993.96	0.01%

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco Global Focus Fund — Class Y	1,001.29	0.04%
	Invesco Global Opportunities Fund — Class Y	1,099.85	0.01%

Elizabeth Krentzman	Invesco Global Focus Fund — Class Y	389.48	0.01%
	Invesco Global Focus Fund — Class Y	91.97	0.00%
	Invesco EQV Asia Pacific Equity Fund — Class Y	900.47	0.02%
	Invesco EQV Asia Pacific Equity Fund — Class Y	206.56	0.01%

Anthony J. LaCava Jr.	Invesco Global Focus Fund — Class Y	2,455.64	0.09%

Joel W. Motley	Invesco Global Fund — Class Y	539.10	0.00%
	Invesco Global Opportunities Fund — Class Y	1,265.62	0.01%

Teresa M. Ressel	Invesco EQV Asia Pacific Equity Fund — Class A	310.33	0.00%

Robert C. Troccoli	Invesco International Small-Mid Company Fund — Class Y	3,077.73	0.01%

Daniel S. Vandivort	Invesco Global Opportunities Fund — Class Y	2,332.36	0.02%
	Invesco EQV International Equity Fund — Class Y	9,486.72	0.06%
	Invesco EQV European Equity Fund — Class Y	1,757.66	0.04%

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Cynthia Hostetler	Invesco Greater China Fund — Class Y	14,592.91	5.15%

Elizabeth Krentzman	Invesco Developing Markets Fund — Class Y	199.58	0.00%
	Invesco Developing Markets Fund — Class Y	376.87	0.00%
	Invesco Global Infrastructure Fund — Class Y	2,528.40	0.16%
	Invesco Global Infrastructure Fund — Class Y	1,906.34	0.12%

Anthony J. LaCava Jr.	Invesco Health Care Fund — Class Y	4,279.57	0.37%

Teresa M. Ressel	Invesco Health Care Fund — Class A	2,579.05	0.01%

Eli Jones	Invesco Discovery Mid Cap Growth Fund — Class Y	3,817.10	0.02%
	Invesco Core Bond Fund — Class Y	17,918.12	0.01%
	Invesco Global Infrastructure Fund — Class Y	7,255.97	0.47%

Robert C. Troccoli	Invesco Developing Markets Fund — Class Y	4,778.11	0.00%
	Invesco Balanced-Risk Allocation Fund — Class Y	54,856.94	0.09%
	Invesco Balanced-Risk Commodity Strategy Fund — Class Y	24,749.07	0.05%
	Invesco Global Infrastructure Fund — Class Y	6,023.63	0.39%

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco Corporate Bond Fund — Class Y	18,243.75	0.01%

Elizabeth Krentzman	Invesco U.S. Government Money Portfolio — Class Y	10,057.06	0.00%

Teresa M. Ressel	Invesco Government Money Market Fund — Cash Reserve Class	105,251.24	0.00%

Robert C. Troccoli	Invesco Government Money Market Fund — Class Y	144,779.48	0.05%
	Invesco Global Real Estate Income Fund — Class Y	10,132.34	0.03%

Daniel S. Vandivort	Invesco U.S. Government Money Portfolio — Class Y	66,083.98	0.01%
	Invesco U.S. Government Money Portfolio — Class Y	11,698.78	0.00%
	Invesco Short Term Bond Fund — Class Y	21,469.56	0.05%

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Anthony J. LaCava Jr.	Invesco Energy Fund — Class Y	7,259.54	0.37%
	Invesco Dividend Income Fund — Class Y	6,704.56	0.05%
	Invesco Gold & Special Minerals Fund — Class Y	4,422.79	0.02%

Teresa M. Ressel	Invesco Technology Fund — Class A	258.88	0.00%
	Invesco Dividend Income Fund — Class A	1,763.01	0.00%
	Invesco Comstock Select Fund — Class A	1,248.94	0.01%
	Invesco Value Opportunities Fund — Class A	445.68	0.00%
	Invesco Gold & Special Minerals Fund — Class A	151.141	0.00%

Robert C. Troccoli	Invesco Energy Fund — Class Y	3,760.81	0.19%
	Invesco Gold & Special Minerals Fund — Class Y	3,352.71	0.02%

Daniel S. Vandivort	Invesco Comstock Fund — Class Y	3,231.21	0.00%

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco High Yield Municipal Fund — Class Y	1,487.57	0.00%

Robert C. Troccoli	Invesco Intermediate Term Municipal Income Fund — Class Y	20,138.99	0.05%

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Prema Mathai-Davis	Invesco Premier Portfolio — Investor Class	211,848.81	0.13%
	Invesco Premier Portfolio — Investor Class	1,623,196.20	0.99%
	Invesco Premier Portfolio — Investor Class	280,992.47	0.17%

INVESCO EXCHANGE FUND

Name of Trustee Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Prema Mathai-Davis	Invesco Exchange Fund	7.96	0.02%

INVESCO MANAGEMENT TRUST

Name of Trustee Nominee/Officer	Fund	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
Eli Jones	Invesco Conservative Income Fund — Class Y	1,259.59	0.01%

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee Nominee as of December 31, 2022. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee or Nominee in the Invesco Fund Complex
Interested Persons
Jeffrey H. Kupor	N/A
Douglas Sharp	N/A
Independent Trustees
Beth Ann Brown	Over $100,000
Carol Deckbar	N/A
Cynthia Hostetler	Over $100,000
Eli Jones	Over $100,000[1]
Elizabeth Krentzman	Over $100,000
Anthony J. LaCava, Jr.	Over $100,000[1]
James Liddy	N/A
Prema Mathai-Davis	Over $100,000
Joel W. Motley	Over $100,000[1]
Teresa M. Ressel	Over $100,000
Robert C. Troccoli	Over $100,000
Daniel S. Vandivort	Over $100,000

[1]

Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

ANNEX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid to or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2022, unless otherwise noted.

	Aggregate Compensation From Trust(1)
	AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Equity Funds (Invesco Equity Funds)	AIM Funds Group (Invesco Funds Group)	AIM Growth Series (Invesco Growth Series)	AIM International Mutual Funds (Invesco International Mutual Funds)	AIM Investment Funds (Invesco Investment Funds)	AIM Investment Funds 11/30 (Invesco Investment Funds)	AIM Investment Securities Funds (Invesco Investment Securities Funds)	AIM Sector Funds (Invesco Sector Funds)	AIM Tax-Exempt Funds (Invesco Tax- Exempt Funds)	AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)	Invesco Dynamic Credit Opportunity Fund	Invesco Exchange Fund	Invesco Management Trust	Invesco Senior Loan Fund	Short- Term Investment Trust
Independent Trustees
Beth Ann Brown	$53,736	$24,612	$6,677	$47,741	$38,262	$56,320	$7,501	$25,489	$27,831	$45,902	$6,217	$1,805	$1,388	$2,886	$1,766	$51,443
Cynthia Hostetler	54,920	25,275	6,172	44,132	39,205	57,720	7,801	21,854	24,009	39,470	6,377	1,548	1,281	2,947	1,512	52,813
Eli Jones	50,469	23,078	5,650	40,386	35,797	52,701	7,131	20,003	21,978	36,137	5,851	1,417	1,173	2,710	1,384	48,431
Elizabeth Krentzman	55,218	25,285	6,139	43,900	39,251	57,784	7,758	21,858	23,891	39,470	6,408	1,548	1,275	2,964	1,512	53,048
Anthony J. LaCava Jr	57,891	26,526	6,401	45,785	41,195	60,641	8,092	22,663	24,775	40,943	6,701	1,606	1,329	3,109	1,568	55,481
Prema Mathai-Davis	49,578	22,671	5,616	40,144	35,189	51,800	7,003	20,127	22,102	36,331	5,754	1,426	1,166	2,662	1,393	47,608
Joel W. Motley	50,470	23,228	5,616	40,242	36,075	53,102	7,128	19,767	21,720	35,709	5,851	1,400	1,166	2,709	1,368	48,443
Teresa M. Ressel	51,952	23,906	5,845	41,790	37,094	54,610	7,382	20,700	22,866	37,378	6,037	1,466	1,214	2,788	1,432	49,989
Robert C. Troccoli	50,765	23,359	5,682	40,622	36,250	53,364	7,172	20,474	22,358	36,982	5,882	1,451	1,180	2,726	1,417	48,711
Daniel S. Vandivort	53,142	24,327	5,981	42,768	37,778	55,612	7,420	21,300	23,396	38,451	6,160	1,509	1,242	2,853	1,474	50,987

(1)

Amounts shown for AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), Invesco Senior Loan Fund and Invesco Dynamic Credit Opportunity Fund are as of their fiscal year ended February 28, 2023. Amounts shown for AIM Sector Funds (Invesco Sector Funds) are as of its fiscal year ended April 30, 2023. Amounts shown for AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Invesco Management Trust and Short-Term Investment Trust are as of their fiscal year ended August 31, 2022. Amounts shown for AIM Equity Funds (Invesco Equity Funds), AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Investment Funds (Invesco Investment Funds) are as of their fiscal year ended October 31, 2022. Amounts shown for AIM Investment Funds (Invesco Investment Funds) 11/30 are as of their fiscal year ended November 30, 2022. Amounts shown for AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), and Invesco Exchange Fund are as of their fiscal year ended December 31, 2022.

The total amount of compensation deferred by all trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), Invesco Senior Loan Fund and Invesco Dynamic Credit Opportunity Fund during the fiscal year ended February 28, 2023, including earnings, was $96,732.04, $169,209.48, $7,434.04 and $7,722.03 respectively. The total amount of compensation deferred by all trustees of AIM Sector Funds (Invesco Sector Funds) during the fiscal year ended April 30, 2023, including earnings, was $80,470.50. The total amount of compensation deferred by all trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Invesco Management Trust and Short-Term Investment Trust during the fiscal year ended August 31, 2022, including earnings, was $308,065.30, $24,288.90, $11,251.20 and $205,005.26 respectively. The total amount of compensation deferred by all trustees of AIM Equity Funds (Invesco Equity Funds), AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Investment Funds (Invesco Investment Funds) during the fiscal year ended October 31, 2022, including earnings, was $147,720.53, $209,936.71 and $301,573.77 respectively. The total amount of compensation deferred by all trustees of AIM Investment Funds (Invesco Investment Funds) 11/30 during the fiscal year ended November 30, 2022, including earnings, was $36,890.16. The total amount of compensation deferred by all trustees of AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series) and Invesco Exchange Fund during the fiscal year ended December 31, 2022, including earnings, was $34,704.81, $213,346.64 and $4,408.33 respectively.

C-1

ANNEX D

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of October 20, 2023, the following record owners of shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

AIM COUNSELOR SERIES TRUST

(INVESCO COUNSELOR SERIES TRUST)

Invesco American Franchise Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	1,940,731.59 10.28%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	121,286,421.08 21.37%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	1,951,844.29 10.34%	—	212,465.42 6.10%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS O ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	1,264,139.40 66.17%	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	—	—	326,591.50 9.37%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	32,941,893.42 5.80%	—	—	—	—	1,248,771.21 35.85%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	—	—	—	—	395,809.56 20.71%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	1,252,690.13 6.64%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MAC & CO ATTN: MUTUAL FUNDS OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	—	—	—	—	—	188,087.22 5.40%

MATRIX TRUST COMPANY CUST. FBO FRESH MEADOW MECHANICAL CORPORATION 717 17TH ST STE 1300 DENVER CO 80202-3304	—	—	192,318.88 5.50%	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	1,737,378.66 9.21%	—	348,407.47 10.00%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	1,464,436.57 7.76%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	31,259,901.16 5.50%	322,597.62 5.26%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	2,031,069.45 10.76%	—	688,004.45 19.75%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	1,601,081.95 8.48%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	513,883.84 8.38%	—	1,480,062.35 7.84%	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	1,311,603.42 6.95%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	—	970,832.70 5.15%	—	—

Invesco Capital Appreciation Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	97,825.46 5.44%	—	—

ASCENSUS TRUST CO FBO SIFCO MECHANICAL INC EE SA PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	13,352.97 5.98%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	213,879.67 11.91%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	59,936.26 26.86%

GREAT-WEST TRUSTCO LLC FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	19,633.43 8.80%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	170.474 16.77%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	124,430.13 6.92%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	135,027.26 7.52%	—	11,736.47 5.26%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	97,711.06 5.44%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	229,353.99 12.77%	—	42,175.38 18.90%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	185,952.55 10.35%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	845.61 83.22%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	—	—	13,824.12 6.19%

VOYA RET INS & ANNUITY CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	—	—	—	12,824.67 5.74%

Invesco Core Plus Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	404,837.59 7.83%	—	23,269,512.27 20.94%	—	—

ASCENSUS TRUST COMPANY FBO LEECH LAKE BAND OF OJIBWE GOVERNMEN PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	158,543.08 9.64%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	14,508,201.05 10.72%	—	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	80,823,905.97 59.73%	1,271,653.97 24.60%	—	—	—	149,810,495.70 55.61%

EMPOWER TRUST COMPANY LLC F RECORDKEEPING LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	—	—	—	—	754,625.43 45.89%	—

EMPOWER TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K OMNIORTR 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	89,036.48 5.41%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	7,764,265.12 6.98%	—	—

MAC & CO ACCT MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	—	49,202,975.47 18.26%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	12,323,941.01 11.09%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	19,785,275.99 17.80%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	9,136,220.83 8.22%	360,037.17 21.89%	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	15,153,363.35 5.62%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	14,092,361.33 5.23%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	281,196.21 5.44%	—	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	351,508.36 6.80%	—	—	6,324,319.04 5.69%	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	420,779.77 13.15%	—	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	12,554,073.98 11.29%	—	—

WELLS FARGO BANK NA TTEE BLOOMFIELD TOWNSHIP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	129,069.54 7.85%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	381,164.14 7.37%	—	—	—	—

Invesco Discovery Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	1,149,268.77 7.77%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	1,124,840.02 13.74%

CITY OF FERNDALE C/O MISSIONSQUARE RETIREMENT 300 EAST NINE MILE ROAD FERNDALE MI 48220-1797	—	—	—	—	1,358.36 8.37%	—

CITY OF LAFAYETTE 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002-4239	—	—	—	—	4,695.85 28.94%	—

CITY OF LAFAYETTE C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002-4239	—	—	—	—	1,145.60 7.06%	—

DCGT AS TTEE ANDOR CUST FBO PLIC VARIOUS RET PLAN OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	—	929,657.18 11.36%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	1,081.54 6.66%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	3,010,303.09 20.36%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	746,132.37 5.04%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	1,045,474.46 6.11%	—	—	4,135,381.98 27.98%	—	1,865,504.61 22.79%

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	6,683.31 41.19%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
UMB BANK CUST SECURITY FINANCIAL RESOURCES ONE SW SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	902,822.48 5.27%	—	—	—	—	—

VANTAGETRUST — UNITIZED CO ICMA RET CORP 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	—	—	—	1,570,557.92 10.62%	—	—

VOYA INSTITUTIONAL TRUST CO FBO STATE OF ARKANSAS DFRD COMP PLAN PO BOX 3507 LITTLE ROCK AR 72203-3507	—	—	—	—	—	654,787.87 8.00%

Invesco Equally-Weighted S&P 500 Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	925,704.86 11.27%	—	1,967,638.39 6.34%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7,256,483.17 17.54%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	2,407,022.28 7.76%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	3,178,063.40 7.68%	—	—	—	1,532,127.31 17.02%

MAC & CO ACCT MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	1,757,622.36 19.52%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	2,194,127.51 5.30%	—	—	3,198,486.61 10.31%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10,924,911.98 26.42%	824,196.85 10.03%	—	5,767,935.49 18.60%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	3,553,573.52 11.46%	2,407,173.89 26.74%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	502,426.71 6.11%	—	1,579,282.77 5.09%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	637,937.92 7.76%	—	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	475,202.32 5.78%	—	2,497,376.28 8.05%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,667,004.96 6.44%	2,272,644.79 27.67%	—	4,039,554.66 13.02%	—

Invesco Equity and Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,943,177.05 8.47%	—	8,521,580.53 12.29%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	312,746,670.32 33.19%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	4,141,378.81 5.97%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	222,380,350.30 23.60%	4,916,981.79 21.44%	—	—	—	35,789,614.12 40.53%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	1,330,391.84 5.80%	—	5,991,468.60 8.64%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	705,543.65 6.87%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	—	—	—	—	3,222,095.81 16.20%	—

MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	—	—	—	—	5,005,365.64 25.17%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	—	6,673,771.78 9.62%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	5,396,328.89 7.78%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	1,317,006.03 5.74%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	5,184,126.25 7.47%	5,609,406.15 28.21%	9,547,257.80 10.81%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	3,569,099.44 17.95%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	1,417,053.48 6.17%	—	3,750,159.09 5.40%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	1,516,749.78 6.61%	—	8,520,073.90 12.28%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	1,328,055.01 12.93%	—	—	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	966,899.54 9.42%	—	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	5,157,639.96 7.43%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,456,698.90 6.35%	—	5,146,178.00 7.42%	—	—

Invesco Floating Rate ESG Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,372,817.29 11.53%	—	33,171,881.57 15.77%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	20,223,472.86 19.84%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	5,796,025.66 7.11%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	13,691,140.09 6.51%	168,887.77 23.59%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	20,535,595.62 20.14%	1,237,122.40 10.39%	—	—	—	17,222,760.99 21.13%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	65,961.53 9.21%	—

EMPOWER TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K OMNIORTR 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	77,746.91 10.85%	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	—	—	4,960,556.43 6.08%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	918,135.19 7.71%	—	15,123,532.19 7.19%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	—	20,770,804.23 25.49%

MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	—	—	—	—	—	4,765,625.86 5.84%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	39,179,369.89 18.64%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7,507,151.20 7.36%	1,405,615.28 11.81%	—	38,723,961.65 18.42%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	5,831,088.39 5.72%	1,077,804.46 9.05%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	17,136,732.00 8.15%	—	—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	58,620.71 8.18%	—

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	8,500,291.78 10.43%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	813,669.30 6.83%	—	12,502,985.28 5.94%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	610,149.09 5.12%	—	—	—	—

SHAWN D MCNUTT NORWAY ME 04268-4564	—	—	65,872.48 5.43%	—	—	—

STUART R CHANDLER PC STUART R CHANDLER FRESNO CA 93720-3023	—	—	79,504.88 6.56%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	14,075,374.79 6.69%	—	—

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	—	—	—	—	195,963.62 27.37%	—

VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	—	—	—	—	79,284.02 11.07%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,269,564.23 6.15%	1,566,199.42 13.16%	—	—	—	—

Invesco Global Real Estate Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	710,540.89 6.11%	—	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	833,423.59 7.17%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	21,683,213.04 56.17%	28,422.40 17.02%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,782,465.33 23.94%	—	—	—	—

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	30,305.78 18.15%	—

FIIOC 401K FBO CRUCIBLE INDUSTRIES LLC 401(K) SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	9,242.13 5.53%	—

FIIOC FBO BREAKAWAY TECHNOLOGIES, INC. 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	8,746.74 5.24%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	2,877,682.90 11.53%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	1,952,603.34 7.82%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	22,910.33 5.67%	—	—	—

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	3,140,056.37 12.59%

MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	27,036.38 16.19%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	791,222.87 6.80%	41,723.77 10.34%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	812,351.08 6.99%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	2,131,891.38 5.52%	41,484.12 24.85%	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	5,858,068.97 23.48%

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: FUND TREASURY 6803 S TUCSON WAY CENTENNIAL CO 80112-3924	—	—	—	—	2,378,656.94 9.53%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	5,640,178.77 22.61%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	698,578.93 6.01%	49,096.35 12.16%	7,219,835.72 18.70%	10,400.21 6.23%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	31,617.25 7.83%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	616,333.09 5.30%	72,011.15 17.84%	—	—	—

Invesco Growth and Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	77,605.73 5.50%	—	822,359.22 5.11%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	17,215,530.88 15.21%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	4,675,182.31 44.72%	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	—	2,800,898.53 26.79%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	38,155,168.76 33.71%	284,739.64 20.21%	—	—	—	19,651,764.32 51.70%

EMPOWER TRUST COMPANY LLC EMPOWER BENEFIT GRAND FATHERED PL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	345,896.55 13.88%	—	—	—

JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	—	—	—	—	—	2,035,682.25 5.35%

LINCOLN NATIONAL LIFE INS COMPANY ATTN: SHIRLEY SMITH 1300 S CLINTON ST FORT WAYNE IN 46802-3506	—	—	—	2,010,236.69 12.50%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	74,723.72 5.30%	—	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	912,801.15 8.73%	3,098,550.32 8.15%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97419 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	—	1,512,474.52 9.41%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5,689,952.35 5.02%	71,763.51 5.09%	—	3,312,613.11 20.61%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	1,812,132.43 11.27%	—	8,281,784.73 21.78%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	105,668.43 7.50%	—	—	—	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	434,749.40 17.45%	—	—	—

Invesco Income Advantage U.S. Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
ASCENSUS TRUST COMPANY FBO KAPLAN TELEPHONE COMPANY 401(K) PO BOX 10758 FARGO ND 58106-0758	—	—	10,249.33 14.69%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	—	1,766.22 35.34%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	120,708.69 13.17%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
DORIS DURST TOD ACCOUNT CHIPPEWA FLS WI 54729-8764	—	—	—	—	282,977.53 8.50%	—	—

EJM CONSULTING SERVICES LLC 311 DELAND AVE INDIALANTIC FL 32903-3505	—	—	4,146.54 5.94%	—	—	—	—

FINANCIAL FOUNDATION SERVICES LLC C/O ROBERT RAFANO 32 FAIRVIEW AVE EAST BRUNSWICK NJ 08816-2863	—	—	12,793.85 18.33%	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	—	946.97 18.95%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	—	—	—	—	—	1,156,213.55 98.40%	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	—	—	—	2,231.36 44.65%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	28,389.52 10.08%	—	—	—	—	—

MARK D HARDING MD PC MARK D HARDING KALISPELL MT 59901-9165	—	—	4,611.20 6.60%	—	—	—	—

MATRIX TRUST COMPANY CUST. FBO COLLINS CARDIOLOGY 717 17TH ST STE 1300 DENVER CO 80202-3304	—	19,225.42 6.82%	—	—	—	—	—

MISSION MOUNTAIN MRO LLC HEATHER JONES GOCHIS RANCHO MIRAGE CA 92270-5650	—	—	3,969.35 5.68%	—	—	—	—

MISSION MOUNTAIN MRO LLC PAUL D GOCHIS RANCHO MIRAGE CA 92270-5650	—	—	7,878.59 11.29%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	838,790.81 6.40%	—	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	55,085.93 6.01%	177,555.98 5.33%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	242,155.90 26.42%	—	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	27,177.63 9.65%	—	76,961.58 8.39%	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	81,121.54 8.85%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	695,866.79 5.31%	—	—	54,678.00 5.96%	—	—	—

Invesco Master Loan Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
Class R6
OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	444,718.51 41.78%

OPP PORT SERIES CONS INV CONSERVATIVE INVESTOR ATTN: CYNTHIA SMITH PO BOX 4333 HOUSTON TX 77210-4333	194,268.96 18.25%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT KGHS 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	159,776.06 15.01%

INVESCO CONSERVATIVE ALLOCATION FUND OMNIBUS ACCOUNT KGHO 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	103,603.33 9.73%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	100,939.40 9.48%

Invesco NASDAQ 100 Index Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
Class R6
EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	49,195.89 5.46%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET RM 151-1010 PITTSBURGH PA 15219-2502	286,962.56 31.88%

PIMS/PRUDENTIAL RET PLAN NOMINEE TRUSTEE CUSTODIAN 764 WAYNE COUNTY 457 PLAN 28 W ADAMS AVE STE 1900 DETROIT MI 48226-1610	59,026.60 6.55%

PIMS/PRUDENTIAL RET PLAN NOMINEE TRUSTEE CUSTODIAN 764 WAYNE COUNTY 28 W ADAMS AVE STE 1900 DETROIT MI 48226-1610	50,620.36 5.62%

SON T TRAN MD INC DEFINED BENEFIT PLAN & TRUST SON T TRAN OR JEANETTE THAI TTEES LAGUNA BEACH CA 92651-3476	67,092.60 7.45%

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	136,632.69 15.18%

VANGUARD FIDUCIARY TRUST COMPANY AIM FUNDS ATTN: OUTSIDE FUNDS PO BOX 2900 K14 VALLEY FORGE PA 19482-2900	86,168.33 9.57%

Invesco S&P 500 Index Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,660,376.88 7.53%	—	—	379,639.89 75.04%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	521,346.40 7.19%	1,536,936.11 16.54%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8,860,354.92 25.08%	787,722.88 10.86%	825,050.26 8.88%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	2,041,250.60 5.78%	582,831.67 8.03%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	969,964.40 10.44%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	634,708.76 8.75%	698,998.82 7.52%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	565,579.16 7.80%	1,291,071.85 13.90%	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	3,113,639.68 8.81%	—	—	41,331.55 8.17%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2137	—	508,055.75 7.00%	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	514,854.94 5.54%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,212,015.24 16.71	875,409.32 9.42%	—

Invesco Senior Floating Rate Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	19,603,964.40 10.77%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	6,937,158.91 27.16%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	18,344,620.87 10.08%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	3,601,970.18 14.10%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,706.29 57.61%	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	2,140,076.76 8.37%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16,121,582.55 6.90%	3,061,386.75 10.28%	—	14,383,826.58 7.91%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	17,946,373.38 9.86%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	14,920,541.79 6.39%	—	—	19,986,072.69 10.98%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	25,561,320.77 10.94%	3,234,339.67 10.86%	—	18,598,730.70 10.22%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	—	—	—	—	—	2,363,262.82 9.25%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	4,359,142.35 17.06%

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: FUND TREASURY 6803 S TUCSON WAY CENTENNIAL CO 80112-3924	—	—	—	—	—	1,469,838.00 5.75%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	20,608,941.43 8.82%	3,404,164.18 11.44%	—	24,454,378.17 13.44%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	1,255.24 42.38%	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	1,641,718.57 20.88%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	2,868,365.92 9.63%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15,380,302.88 6.59%	—	—	18,140,754.01 9.97%	—	—

Invesco Short Duration High Yield Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	5,347,484.51 11.03%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	614,953.26 17.32%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	24,580,721.10 29.31%	1,482,135.91 26.40%	—	—	2,873,773.59 80.97%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	1,001.00 99.66%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	3,556,523.19 7.33%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 974E0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,213,389.72 6.21%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5,579,209.31 6.65%	841,920.35 15.00%	3,221,523.62 6.64%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	7,077,690.83 8.44%	392,259.45 6.98%	10,903,521.52 22.49%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,597,929.09 5.48%	—	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	—	295,624.31 5.26%	3,132,144.00 6.46%	—	—

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	—	—	2,443,688.96 5.04%	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	5,699,381.03 11.75%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,922,999.80 9.44%	844,479.05 15.04%	5,837,927.75 12.05%	—	—

Invesco Short Term Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class Y	Class R6
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	29,879,652.12 18.78%	45,985,165.20 15.28%	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	21,972,427.78 13.81%	46,782,758.00 15.54%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class Y	Class R6
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	15,872,397.04 9.98%	28,296,458.11 9.40%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	13,106,957.29 8.24%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	12,538,324.71 7.88%	62,722,468.72 20.83%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9,972,666.65 6.27%	25,190,138.57 8.36%	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8,823,729.40 5.54%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	20,800,144.76 6.91%	1,946,201.62 12.05%

FIRST STATE TRUST COMPANY 0 1 RIGHTER PKWY STE 120 WILMINGTON DE 19803-1533	—	—	4,928,490.25 30.52%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	26,762,654.55 8.89%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	3,808,017.97 23.58%

RELIANCE TRUSTCO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357	—	—	4,820,529.97 29.85%

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	15,260,373.31 5.06%	—

Invesco SMA Municipal Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	1,000,000.00 100.00%

AIM EQUITY FUNDS

(INVESCO EQUITY FUNDS)

Invesco Charter Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
ASCENSUS TRUST COMPANY FBO KAPLAN TELEPHONE COMPANY 401(K) PO BOX 10758 FARGO ND 58106-0758	—	—	82,917.24 8.63%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	—	60,714.92 7.10%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-19017	—	—	—	—	529,459.56 10.56%	45,927.55 14.09%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8,990,529.40 5.40%	63,568.95 5.46%	—	—	—	—	538,332.74 63.03%

FIDELITY INVESTMENTS INSTITUTIONAL FBO DERRICK CORPORATION PROFIT 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	—	—	—	—	—	—	105,343.65 12.33%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	—	307,883.21 6.14%	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	—	21,177.99 6.49%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8,450,147.99 5.08%	—	—	—	416,127.74 8.30%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	11,805,545.12 7.10%	—	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	1,176,620.50 23.47%	162,549.95 49.86%	64,748.18 7.58%

NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	—	19,554.50 5.99%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11,422,595.02 6.87%	—	—	—	413,299.79 8.24%	—	44,429.56 5.20%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	—	418,756.77 8.35%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	93,316.18 9.72%	—	—	—	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	—	257,444.86 5.13%	—	—

VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	—	—	48,277.03 5.03%	—	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,650,389.95 5.80%	—	—	—	270,155.54 5.39%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	651,086.31 6.47%	—	—	5,630,385.97 8.08%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	23,959,068.21 11.43%	—	—	—	—	—	—

Invesco Diversified Dividend Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Investor Class	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	651,086.31 6.47%	—	—	5,630,385.97 8.08%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	23,959,068.21 11.43%	—	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	10,396,396.96 12.45%	—	8,947,705.72 12.85%	—	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	458,377.55 6.56%	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	59,320,958.40 28.30%	1,512,598.58 15.04%	—	—	—	—	79,554,338.20 59.51%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	924,620.90 9.19%	—	—	7,079,929.16 10.16%	—	—

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	—	—	7,599,166.55 5.68%

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	—	388,586.16 5.56%	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	—	9,012,735.21 8.84%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Investor Class	Class R	Class Y	Class R5	Class R6
MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	—	—	—	—	—	7,979,604.16 7.83%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	34,541,920.51 16.48%	524,598.53 5.21%	—	—	7,935,581.18 11.39%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	688,508.72 6.84%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	9,925,070.47 11.88%	—	12,521,289.00 17.98%	70,619,052.34 69.30%	17,603,059.02 13.16%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	913,143.29 9.08% .	—	—	8,355,559.46 12.00%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	—	4,227,875.64 6.07%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	907,537.47 13.00%	—	—	—

TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	—	—	—	1,479,468.62 21.19%	—	—	—

VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	—	—	—	693,215.56 9.93%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,677,230.57 16.68%	—	—	—	—	—

Invesco Main Street All Cap Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	219,729.93 8.11%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	—	—	—	—	—	134,751.33 75.82%

HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 457 ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	266,783.17 10.54%	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	446.23 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	243,507.31 8.99%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	2,871,888.01 6.31%	—	—	566,049.80 20.91%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	496,269.90 18.33%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	—	15,572.38 8.76%

Invesco Main Street Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	600,383.82 6.57%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	10,281,781.39 6.52%	—	—	—	—	6,346,449.91 74.92%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	218.39 100.00%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	8,755,239.04 5.55%	—	—	832,545.39 9.11%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	896,801.74 9.82%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	496,672.90 5.43%	—	—

VANTAGETRUST — UNITIZED CO ICMA RET CORP 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	—	—	—	2,781,588.73 30.45%	—	—

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	359,133.34 6.60%	—	—	—

VOYA RET INS & ANNUITY CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	—	—	—	758,500.03 8.95%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	460,674.38 5.04%	—	—

Invesco Rising Dividends Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	11,545,540.10 12.11%	—	—	—	—	575,452.00 33.74%

GREAT-WEST TRUSTCO LLC FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	91,715.28 5.37%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	536.19 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	1,190,477.97 9.91%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	2,891,947.99 24.07%	—	191,583.72 11.23%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	659,846.94 5.49%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6,749,703.01 7.08%	—	—	2,298,900.68 19.14%	—	286,524.32 16.80%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	1,014,481.80 8.44%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	612,981.24 5.10%	—	—

Invesco Summit Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class P	Class S	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	79,311.52 5.93%	—	—	73,578.85 6.20%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	4,044,843.54 23.17%	—	—	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,108,611.65 12.08%	69,841.75 5.22%	—	—	—	—	674,556.50 97.06%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class P	Class S	Class Y	Class R5	Class R6
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	379.62 99.99%	—

ITC CUST ROTH IRA FBO ALBIRIO F MADRID AURORA CO 80016-6139	—	—	—	12,686.42 6.65%	—	—	—

ITC CUST ROTH IRA FBO MICHAEL A PACHUTA WILLIAMSBURG VA 23188-7489	—	—	—	16,059.39 8.43%	—	—	—

LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	—	—	—	—	443,675.46 37.39%	—	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	—	101,510.58 8.55%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	88,990.43 7.50%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	—	98,815.65 8.32%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	87,323.67 6.53%	—	—	137,522.84 11.59%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	—	—	—	—	60,126.61 5.06%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	67,341.36 5.04%	—	—	—	—	—

AIM FUNDS GROUP

(INVESCO FUNDS GROUP)

Invesco EQV European Small Company Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	525,378.37 9.77%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	444,301.56 6.66%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	28,210.45 5.27%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	608,363.99 9.13%	—	460,903.05 8.57%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	663,522.45 9.96%	—	—	452,407.93 84.67%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	6,885.36 5.03%	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	592,916.16 8.90%	—	579,064.30 10.77%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	386,893.40 7.19%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	474,326.44 7.12%	21,217.36 15.52%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	32,345.43 6.05%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	356,839.99 5.35%	—	536,736.26 9.98%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	12,507.59 9.15%	839,457.35 15.61%	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	8,928.27 6.53%	578,719.74 10.76%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	279,717.39 5.20%	—

Invesco EQV International Small Company Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	30,914.29 19.37%	1,456,564.36 36.25%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	345,281.71 8.59%	68,820.68 7.00%	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	133,861.67 13.62%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	3,761,862.92 53.78%	40,053.70 25.09%	—	—	8,803,773.88 90.79%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	15,540.43 9.73%	238,930.28 5.94%	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	399,848.49 5.71%	—	—	75,485.33 7.68%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	729,368.74 18.15%	180,586.59 18.38%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	323,458.53 8.05%	—	—

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	—	—	—	366,641.18 37.33%	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	203,584.17 5.06%	—	—

Invesco Global Core Equity Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	3,577,013.67 9.50%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	99,151.71 6.43%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6,836,140.31 18.17%	18,608.34 7.19%	—	—	—	354,087.12 86.84%

IRENE & THEMELINA FRANGOS TTEE FBO LIBERTY MAINTENANCE INC RETIREMENT C/O FASCORE LLC GREENWOOD VILLAGE CO 80111-5002	—	—	13,814.02 13.13%	—	—	—

ITC LAS VIRGENES USD JOSHUA BARROLL WEST HILLS CA 91307-2230	—	—	7,186.10 6.83%	—	—	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	17,262.22 6.67%	—	114,429.58 7.43%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MATRIX TRUSTCO TTEE FBO NEWPORT TRUSTCO SAMSEL ROPE & MARINE SUPPLY CO 401 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	—	—	6,778.36 6.44%	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	126,474.91 8.21%	29,997.84 39.32%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8,445,889.79 22.45%	14,414.42 5.57%	—	271,390.38 17.62%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	2,135,887.15 5.67%	21,983.13 8.49%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	142,912.43 9.28%	—	23,926.79 5.86%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	44,938.37 58.91%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	203,689.02 13.22%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	147,512.80 9.57%	—	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	130,119.12 8.44%	—	—

Invesco Small Cap Equity Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7,823,410.74 18.74%	—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14,156,748.72 33.91%	185,358.47 12.58%	—	—	—	9,007,288.76 79.93%

GREAT-WEST TRUSTCO LLC FBO EMPOWER BENEFIT GRAND FATHERED PL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	389,974.19 26.25%	—

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	—	—	—	—	164,273.79 11.05%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	239,972.25 5.47%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	302,181.59 6.67%	—	159,792.79 10.75%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	1,301,543.67 29.68%	427,982.02 28.80%	—

NATIONWIDE TRUST CO FSB FBO PARTICIPATING RET PL NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	82,612.15 5.56%	—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	123,232.50 8.29%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	91,160.88 6.18%	—	871,612.17 19.87%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	716,825.65 16.34%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	264,498.33 5.84%	—	—	—

TALCOTT RESOLUTION LIFE INS CO ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	994,185.21 21.95%	—	—	—

AIM GROWTH SERIES

(INVESCO GROWTH SERIES)

Invesco Active Allocation Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	111,178.07 5.61%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	962.20 24.52%

EMPOWER TRUST COMPANY LLC CRANE INDEPENDENT SCHOOL DISTRICT P C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	909.08 23.16%

EMPOWER TRUST COMPANY LLC CRANE INDEPENDENT SD NON ERISA 403B C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	1,352.21 34.46%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	700.28 17.84%

LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	—	—	—	177,310.62 8.94%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	168,645.09 8.51%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	429,511.60 21.67%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	197,863.70 9.98%	20,595.44 96.71%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	114,565.65 5.78%	—	—

Invesco Convertible Securities Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	1,272,274.56 8.75%	—	—

ASCENSUS TRUSTCO FBO LEGAL AID SOCIETY OF ORANGE COUNTY PO BOX 10758 FARGO ND 58106-0758	—	—	—	15,292.32 47.07%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	3,332,735.64 15.69%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	1,597,663.29 10.98%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,588,138.67 7.47%	—	—	—	—

FIIOC FBO CRESCENT PLUMBING SUPPLY CO INC 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	4,064.66 12.51%	—

LABORERS LOCAL 1298 ANNUITY FUND 681 FULTON AVE HEMPSTEAD NY 11550-4556	—	—	—	—	557,368.91 7.35%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	66,060.79 8.35%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,438,802.16 11.48%	—	741,109.34 5.09%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	1,386,989.24 6.53%	53,713.80 6.79%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	1,777,247.07 12.22%	10,654.87 32.80%	5,974,163.58 78.82%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	109,025.72 13.79%	3,734,385.00 25.68%	1,867.66 5.74%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	2,267,945.99 15.59%	—	—

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	—	44,771.07 5.66%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	53,206.24 6.73%	—	—	—

Invesco Income Advantage International Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY PO BOX 398 INDIANAPOLIS IN 46206	—	—	—	—	8,538.92 24.61%	—

ASCENSUS TRUST COMPANY FBO KAPLAN TELEPHONE COMPANY 401(K) SAF 131756 PO BOX 10758 FARGO ND 58106-0758	—	—	50,512.80 37.02%	—	—	—

ASCENSUS TRUSTCO FBO SHARP FINANCIAL STRATEGIES 401K P PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	25,425.64 73.29%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	21,355.10 5.65%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	338,739.93 8.06%	—	—	—	—	53.45 6.59%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	757.00 93.40%

KOLL’S RIVER PILOT INC KEVIN C KOLL KENNER LA 70065-2005	—	4,482.96 5.90%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	19,945.09 5.27%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	6,767.53 8.90%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	59,971.49 15.87%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	175,638.90 46.48%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	256,246.63 6.10%	—	—	30,874.33 8.17%	—	—

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	—	4,792.67 6.30%	—	—	—	—

SP COOPER & CO LLP IRA W REITER 3806 FLATLANDS AVE BROOKLYN NY 11234-3433	—	3,870.63 5.09%	—	—	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	35,137.67 25.75%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	—	21,874.52 5.78%	—	—

Invesco Income Allocation Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	194,632.99 8.91%	—	410,638.36 19.06%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	4,538,823.90 13.67%	—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	15,319,040.44 46.14%	975,515.34 44.68%	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,144.02 18.46%	876.42 6.16%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	128,023.45 5.86%	—	200,288.72 9.29%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	122,496.31 5.61%	—	164,706.85 7.64%	556.89 8.98%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—			—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	4,492.48 72.50%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	141401.23 6.47%	—	498,241.40 23.13%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	207,768.63 9.64%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	—	13,337.08 93.83%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	—	160,291.83 7.44%	—	—

Invesco International Diversified Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,015,002.72 5.59%	437,264.13 8.66%	—	6,248,308.64 12.26%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

DCGT AS TTEE ANDOR CUST FBO PLIC VARIOUS RET PLAN OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	—	2,170,082.43 11.86%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	2,803,360.43 5.20%	—	—	—	—	2,988,851.40 16.34%

EQUITABLE LIFE FOR SEP A/C 65 INS CO ON BEHALF OF VARIOUS EXPEDITER 401K PLANS PO BOX 8095 BOSTON MA 02114-0031	—	—	1,361,628.58 16.57%	—	—	—

GREAT-WEST TRUSTCO LLC FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	1,636,090.28 8.94%

HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 457 ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	550,964.96 6.70%	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	487.94 24.73%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	410,503.01 8.13%	—	4,598,301.11 9.02%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	608,762.66 7.41%	—	—	1,143,931.81 6.25%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	6,208,596.71 12.18%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	—	—	1,012,558.26 5.53%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	3,543,374.67 6.95%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	4,440,797.81 8.24%	309,807.41 6.13%	—	6,809,411.85 13.36%	—	3,297,936.19 18.03%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	2,892,803.87 5.37%	321,000.59 6.35%	—	5,739,119.44 11.26%	1,484.76 75.26%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	3,226,724.92 6.33%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	266,586.42 5.28%	—	—	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	738,199.84 8.98%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	298,055.77 5.90%	—	—	—	—

Invesco Main Street Mid Cap Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	908,818.40 8.24%	—	—

DCGT AS TTEE ANDOR CUST FBO PLIC VARIOUS RET PLAN OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	—	177,059.29 5.99%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	4,823,194.04 7.04%	—	—	—	—	778,977.99 26.35%

EMPOWER TRUST COMPANY LLC RETIREMENT PLANS OMNIBSG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	42,162.81 7.85%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 457 ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	547,210.91 9.14%	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	—	—	390,230.72 13.20%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	560,249.92 5.08%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	292,155.80 54.43%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	4,723,786.37 6.90%	265,367.49 7.52%	—	1,440,743.92 13.06%	—	334,011.16 11.30%

NATIONWIDE TRUST COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	106,640.56 19.86%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	1,912,293.59 17.34%	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	1,197,908.06 10.86%	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	—	—	376,467.95 6.28%	—	—	—

Invesco Main Street Small Cap Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	3,047,547.84 9.66%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	1,333,521.35 7.55%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	1,706,955.53 5.41%	—	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	50,683.52 11.10%	—

FIIOC FBO WEST HERR EMPLOYEES’ RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	—	258,079.23 56.56%	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT KGHL 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	2,953,095.85 11.13%

JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	—	—	—	—	46,504.88 10.19%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	166,496.61 9.75%	—	22,047,915.92 69.89%	—	—

MAC & CO ACCT ATTN: MUTUAL FUNDS OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	—	—	—	—	—	5,849,783.71 22.06%

MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	29,493.70 6.46%	—

MORI & CO MAILSTOP TBTS 2 922 WALNUT ST KANSAS CITY MO 64106-1802	—	—	—	—	—	1,416,646.86 5.34%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	1,107,257.53 6.27%	126,053.93 7.38%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	5,898,799.70 22.25%

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	3,072,575.96 11.58%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	3,303,336.87 12.46%

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	376,639.71 11.48%	—	—	—

Invesco Quality Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	2,069,412.69 23.18%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	2,850,104.08 5.77%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	493,028.01 5.52%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	4,891,703.91 9.91%	—	—	—	—	1,870,466.42 87.04%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	6,252.71 16.22%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995		—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,681,987.83 5.43%	—	—	2,251,982.57 25.23%	—	130,824.42 6.08%

NATIONWIDE TRUST CO FSB FBO PARTICIPATING RET PL NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	9,739.38 25.27%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	—	607,129.82 6.80%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	21,507.36 55.81%	—

SEI PRIVATE TRUSTCO C/O NEWPORT ID 751 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	—	—	—	660,393.01 7.40%	—	—

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	—	—	—	465,417.14 5.21%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	90,068.45 5.12%	—	759,922.10 8.51%	—	—

Invesco Select Risk: Conservative Investor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
ASCENSUS TRUST CO FBO ROSEMAR CONSTRUCTION INC 401K PO BOX 10758 FARGO ND 58106-0758	—	—	397,809.62 8.33%	—	—	—

ASCENSUS TRUSTCO FBO BILIANA DARZEV MD LTD 401K PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	1,962.26 42.56%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	5,061,496.29 15.04%	—	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,052.63 16.74%	1,052.63 22.83%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	90,084.51 11.20%	—	—

MID ATLANTIC TRUST COMPANY FBO WALDAN PAPER SERVICES, INC. 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	—	—	—	92,832.30 11.54%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	91,576.61 11.38%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	232,873.66 28.95%	5,233.20 83.25%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—		—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	42,663.22 5.30%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	—	1,595.10 34.60%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	51,686.61 6.42%	—	—

Invesco Select Risk: Growth Investor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
ASCENSUS TRUSTCO FBO GA PLASTIC SURGERY SPECIALISTS PC PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	—	4,815.47 11.31%

ASCENSUS TRUSTCO FBO HOLDER & JACOBS PC 401K PL 2 3411 PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	2,813.16 76.34%	—

ASCENSUS TRUSTCO FBO PREFERRED INDUSTRIAL CONTRACTORS PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	—	29,973.46 70.44%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	10,293,863.09 17.57%	—	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	50,986.97 5.71%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	11,358,208.02 19.39%	261,416.88 8.74%	—	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	871.66 23.65%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	—	95,135.55 10.66%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	—	62,170.61 6.96%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	114,867.48 12.87%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	66,748.39 7.48%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	—	125,454.00 14.06%	—	—

Invesco Select Risk: High Growth Investor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	986.99 6.60%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	602.41 28.27%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	248,515.68 24.66%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	94,163.09 9.34%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	88,863.19 8.81%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	1,528.28 71.72%	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	—	12,687.54 84.86%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	64,876.35 6.43%	—	—

Invesco Select Risk: Moderate Investor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	78,788.26 65.07%	—

ASCENSUS TRUSTCO FBO CBSI EMPLOYEE RETPLAN SAVINGS PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	229,949.65 9.58%	—	—

ASCENSUS TRUSTCO FBO GA PLASTIC SURGERY SPECIALISTS PC PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	—	196,055.03 76.45%

ASCENSUS TRUSTCO FBO MEDICAL PLUS SUPPLIES INC 401K PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	—	16,131.43 6.29%

ASCENSUS TRUSTCO FBO NICOLE GERAMI LLC 401K PS PL PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	41,378.07 34.17%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	—	13,765.52 5.36%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	124,439.53 5.18%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	16,616,236.56 12.07%	—	—	—	—	—	—

LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	—	—	—	—	138,391.00 5.76%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	—	172,810.73 7.20%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	—	237,664.41 9.90%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	—	654,149.98 27.26%	—	—

Invesco Select Risk: Moderately Conservative Investor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6

ASCENSUS TRUST COMPANY FBO ORTHOPAEDIC ASSOCIATES, INC. PSP 2 8785 ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	—	—	112,498.46 11.42%	—	—	—	—

ASCENSUS TRUSTCO FBO PREFERRED INDUSTRIAL CONTRACTORS 40 753057 PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	—	4,408.33 20.18%

ASCENSUS TRUSTCO FBO WANNEMACHER JENSEN ARCHITECTS INC 4 749732 PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	8,561.40 90.01%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	1,883,620.95 7.67%	—	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	—	8,076.24 36.97%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	35,499.54 5.05%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8,089,675.69 32.96%	285,858.12 17.85%	—	—	—	—	—

EMPOWER TRUST COMPANY LLC CRANE INDEPENDENT SCHOOL DISTRICT P C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	—	1,568.34 7.18%

EMPOWER TRUST COMPANY LLC CRANE INDEPENDENT SD NON ERISA 403B C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	—	2,488.34 11.39%

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	—	3,810.93 17.44%

GETTY J GEORGE III & LORI L GEORGE TTEES THE GEORGE FAMILY LIVING TRUST RIVERSIDE CA 92505-2507	—	—	—	53,285.01 34.48%	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	—	949.22 9.98%	—

ITC CUST IRA FBO JAMES B ROGERS PORTER TX 77365-5604	—	—	—	—	55,554.38 7.90%	—	—

LISA MICHELLE DUDLEY & WILLIAM CLINT DUDLEY JTWROS TOD ACCOUNT HOUSTON TX 77057-2530	—	—	—	—	40,633.00 5.78%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	—	40,781.07 5.80%	—	—

MARGARET M MENNIE & THOMAS L MENNIE TTEES MENNIE FAMILY TRUST SCOTTSDALE AZ 85253-1938	—	—	—	10,072.12 6.51%	—	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	—	52,043.31 7.40%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	8,949.21 5.79%	309,354.48 44.04%	—	—

Invesco Small Cap Growth Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6

AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	44,101.47 5.41%	—	617,234.49 13.18%	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	2,125,081.30 9.89%	—	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	605,437.63 11.08%	—	2,120,051.97 10.17%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	—	—	1,852,192.10 9.12%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,548,880.82 7.21%	—	—	—	—	—	—

EMPOWER TRUST COMPANY LLC CLIFTON LARSON ALLEN WEALTH ADVISORS 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	—	—	—	—	—	—	1,132,542.97 5.43%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS- TRADING OPS -ST6 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	—	—	—	—	—	6,964,272.81 34.32%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	58,653.16 7.20%	—	601,892.93 12.85%	—	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	1,007,492.36 35.42%	—	—	—	1,389,810.57 6.66%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	—	1,098,231.79 5.41%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	2,304,624.77 10.72%	—	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	1,529,697.87 32.66%	321,445.73 5.88%	3,080,533.30 15.18%	7,586,022.36 36.39%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	49,240.67 6.04%	—	417,389.01 8.91%	—	—	—

TALCOTT RESOLUTION LIFE INS CO ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	1,075,090.67 37.80%	—	—	—	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	—	—	612,154.43 11.21%	—	—

VOYA INSTITUTIONAL TRUST CO TTEE 401K FBO SODEXO PLAN 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	—	—	—	—	—	1,043,374.30 5.14%	—

AIM INTERNATIONAL MUTUAL FUNDS

(INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Advantage International Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	132,748.74 9.44%	—	—	—	—	—

FETCHING GARGOYLE BRADLEY HILL WOODBURY MN 55125-4332	—	—	20,771.82 5.18%	—	—	—

FIIOC FBO NEWMEADOW INC RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	11,953.21 7.83%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	973.71 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	65,145.22 42.70%	—	—

MATRIX TRUSTCO CUST FBO CGH MEDICAL CENTER DEFERRED COMPENS PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	—	325,073.65 49.94%

MATRIX TRUSTCO CUST FBO CGH MEDICAL CENTER EMPLOYEES PENSI PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	—	243,279.95 37.38%

MATRIX TRUSTCO CUST FBO STERLING PRODUCTS INC 401K SAVI PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	—	76,025.68 11.68%

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	28,914.17 18.95%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	32,195.07 21.10%	—	—

Invesco EQV Asia Pacific Equity Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	263,896.46 6.61%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	3,120,223.04 27.39%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	200,195.48 5.02%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	886,802.21 7.78%	—	—	332,577.65 40.62%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	241,986.40 29.55%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	20,987.94 7.74%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	61,580.72 22.73%	708,538.71 17.76%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	852,643.22 7.48%	15,722.58 5.80%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	649,591.25 16.28%	150,012.44 18.32%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	16,263.18 6.00%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	272,525.02 6.83%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	578,992.97 14.51%	—

Invesco EQV European Equity Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	666,565.42 9.36%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	265,241.44 6.33%	609,174.29 22.19%	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	—	4,298.74 5.02%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	367,866.21 5.16%	—	—	—	—	68,213.91 79.75%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	10,771.88 5.00%	—	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	421,478.12 5.92%	—	—	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	639,721.66 8.99%	16,616.25 7.71%	—	943,292.06 22.53%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	524,279.75 7.36%	17,348.35 8.06%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	1,387,399.73 33.14%	307,415.87 11.19%	7,268.89 8.49%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	387,365.33 5.44%	13,941.90 6.47%	—	269,642.58 6.44%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	15,058.11 6.99%	—	—	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	15,526.85 13.11%	—	—	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	253,033.14 6.04%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	32,114.94 14.92%	—	—	—	—

Invesco EQV International Equity Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6,745,199.40 13.72%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	94,774.21 8.20%	—	1,367,660.59 8.02%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14,178,758.12 28.85%	110,043.34 9.52%	—	—	—	22,058,778.52 43.61%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	—	—	—	—	340,573.02 6.90%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
JOHN HANCOCK LIFE INSURANCE JHRPS- TRADING OPS -ST6 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	—	—	—	—	1,040,780.87 21.09%	—

LOCAL & CO. NMNEE TRUST CO. OF TOL3 1630 TIMBER WOLF DR HOLLAND OH 43528-8303	—	—	—	—	491,431.66 9.95%	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	1,084,887.55 6.36%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	76,448.40 6.61%	—	4,105,604.53 24.09%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	—	—	—	1,051,896.72 21.31%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	2,130,496.87 24.09%	—	—

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	22,756,473.41 44.99%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	1,489,357.12 8.74%	—	—

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 003 IBEW LOCAL 400 830 BEAR TAVERN ROAD TRENTON NJ 08628-1020	—	—	—	—	373,101.58 7.56%	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	177,625.40 6.80%	—	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	274,925.31 10.53%	—	—	—

TALCOTT RESOLUTION LIFE INS CO ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	163,640.83 6.26%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	7.54% 1,285,555.75	—	—

Invesco Global Focus Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	30,291.47 6.15%	—	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	490,816.20 11.01%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	291,674.61 11.20%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	292,706.71 6.57%	—	—	—	—	241,771.31 45.87%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	146.616 98.96%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	227,236.83 8.72%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	38,719.09 7.87%	—	280,278.90 10.76%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	306,399.21 6.87%	42,949.63 8.73%	—	188,013.58 7.22%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	—	—	—	—	—	92,616.06 17.57%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
NATIONWIDE TRUST CO FSB FBO PARTICIPATING RET PL NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	—	61,323.32 11.63%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	467,331.32 10.49%	—	—	654,351.92 25.13%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	162,777.20 32.31%	—	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	358,408.34 13.76%	—	—

STIFEL NICOLAUS & CO INC EXCLUSIVE FBO CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2137	—	35,954.26 7.31%	—	—	—	—

Invesco Global Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	1,054,106.04 7.69%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	893,119.32 6.51%	—	—

CITY OF DELRAY BEACH C/O MISSIONSQUARE RETIREMENT 100 NW 1ST AVENUE DELRAY BEACH FL 33444-2612	—	—	—	—	12,119.83 11.23%	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	1,810,202.49 12.07%

HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 401K ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	175,951.86 9.39%	—	—	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	785,620.18 5.24%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
JOHN HANCOCK LIFE INS CO USA JHRPS- TRADING OPS -ST6 200 BERKELEY ST BOSTON MA 02116-5023	—	—	—	1,579,188.32 11.52%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	1,041,233.50 7.59%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	6,721.71 6.23%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	4,289,918.05 7.09%	133,475.03 7.93%	—	1,690,978.19 12.33%	—	2,504,650.71 16.70%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	700,276.72 5.11%	—	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	1,588,213.47 10.59%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	1,222,789.43 8.15%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	98,638.10 5.86%	—	1,018,808.26 7.43%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	94,577.89 5.05%	—	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2900	—	—	119,844.24 6.40%	—	—	—

VANGUARD FIDUCIARY TRUST COMPANY AIM FUNDS DTD 03/16/2000 ATTN: OUTSIDE FUNDS PO BOX 2900 K14 VALLEY FORGE PA 19482-2900	—	—	—	—	85,952.03 79.68%	—

Invesco Global Opportunities Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	449,081.54 11.76%	—	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	2,484,741.66 17.64%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	848,457.84 6.02%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	3,383,164.48 8.41%	—	—	—	—	15,825,429.30 78.98%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	238,850.55 6.25%	—	1,737,785.95 12.34%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 97FJ0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	964,223.90 6.84%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	779,555.27 5.53%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	14,616.03 94.50%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	3,949,480.18 9.82%	308,386.40 8.07%	—	1,440,874.57 10.23%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	229,068.49 6.00%	—	1,315,198.79 9.33%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	736,722.41 22.30%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	332,276.84 8.70%	—	—	—	—

Invesco International Small-Mid Company Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	4,275,014.18 9.76%	—	—

ASCENSUS TRUSTCO FBO LOUIS W APOSTOLAKIS MD PA 401K PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	5,294.45 44.36%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,344,814.19 12.50%	—	—	11,951,469.13 27.31%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	87,425.83 5.11%	—	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	12,374,989.19 28.53%

FIIOC TR D & R RET SAVINGS PLAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	—	—	—	—	5,257.70 44.05%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	51,445.92 6.89%	—	2,438,930.32 5.57%	—	—

MATRIX TRUSTCO CUST FBO TIGER TAILS ANIMAL HOSPITAL 401K 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	—	—	—	—	813.65 6.81%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN/ 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,128,960.29 6.01%	—	—	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	1,102,636.38 5.87%	—	—	5,116,271.16 11.69%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	2,322,860.76 12.38%	66,736.97 8.94%	—	5,202,420.85 11.88%	—	4,735,588.91 10.91%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	15,653,714.18 36.09%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	55,104.11 7.38%	—	2,302,059.32 5.26%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	46,140.78 6.18%	—	—	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	902,309.73 52.77%	—	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	2,369,896.78 5.41%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	112,957.50 15.13%	—	—	—	—

Invesco MSCI World SRI Index Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMY BERLIN MD INC AMY BERLIN WALNUT CA 91789-2706	—	—	14,943.80 36.64%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,135.24 13.38%	—	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	1,001.00 8.52%	—	—	1,001.00 99.99%	—

ITC CUST IRA FBO JOEL T BLOCK 1180 AVENIDA LEON UNIT A RIO RICO AZ 85648-3245	5,469.21 7.22%	—	—	—	—	—

ITC CUST IRA FBO JUDITH ANNE CHAMBERLIN 700 SABETA DR RIDGWAY CO 81432-9335	4,596.16 6.07%	—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
ITC CUST IRA FBO SUSAN JOHANNINGMEIER PO BOX 113 QUASQUETON IA 52326-0113	—	644.49 5.48%	—	—	—	—

ITC BERESFORD COMPANY NICOLAS THORNTON 1509 CHATEAUFORT PL DETROIT MI 48207-2717	—	1,169.45 9.95%	—	—	—	—

ITC IRVINGTON UFSD AMY BLACKWELL 5 VALLEY PL HASTINGS ON HUDSON NY 10706-2416	—	—	3,242.32 7.95%	—	—	—

ITC LEAGUE TO SAVE LAKE TAHOE GAVIN CHASE PICKETT FEIGER 1088 MARJORIE ST UNIT A1 SOUTH LAKE TAHOE CA 96150-4600	—	—	2,119.66 5.19%	—	—	—

ITC WOOD TRADER LESLIE B KAMMER 9218 WILDERNESS PSGE BAINBRIDGE OH 44023-4358	4,121.55 5.44%	—	—	—	—	—

MAC & CO PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	—	—	—	—	—	68,263.43 12.81%

MAC & CO PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	—	—	—	—	—	463,566.41 87.00%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,249.22 10.89%	—	—	12,131.57 19.18%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	20,280.80 32.07%	—	—

ON LOCATION 360 INC ASKIA JACOB 371 FORT WASHINGTON AVE APT 5E NEW YORK NY 10033-6748	—	—	2,747.82 6.73%	—	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	6,198.48 52.76%	—	28,127.16 44.48%	—	—

SABINA LOUISE PIERCE LLC SABINA L PIERCE 3572 INDIAN QUEEN LN PHILADELPHIA PA 19129-1523	—	1,304.71 11.10%	—	—	—	—

Invesco Oppenheimer International Growth Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	96,842.92 6.19%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,588,834.17 5.66%	—	—	3,706,498.80 5.45%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	9,515,634.88 10.27%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	2,991,429.42 10.66%	—	—	—	—	15,544,639.67 16.78%

MATRIX TRUSTCO CUST FBO SEPS INC 401K RETIREMENT SAVING PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	66,466.14 99.61%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 97CW6 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	5,861,656.31 8.63%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 97JU5 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,949,331.14 10.51%	—	—	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	11,021,327.81 16.23%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	2,531,003.19 9.02%	95,679.84 6.11%	—	11,995,920.08 17.66%	—	10,892,941.69 11.76%

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	14,004,489.46 15.12%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,839,922.53 6.55%	197,263.99 12.61%	—	14.82%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	2,062,710.50 34.04%	—	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	—	—	469,186.35 7.74%	—	—	—

UBATCO & CO FBO COLLEGE SAVINGS GROUP PO BOX 82535 LINCOLN NE 68501-2535	—	—	—	—	—	4,739,880.26 5.11%

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	1,199,663.18 19.79%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	146,260.60 9.35%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	4,035,840.79 5.94%	—	—

AIM INVESTMENT FUNDS

(INVESCO INVESTMENT FUNDS)

Invesco Balanced-Risk Allocation Fund

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,708,347.49 8.76%	1,065,010,27 12.03%	—	7,923,472.83 12.31%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	9,886,778.18 11.24%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	9,426,682.94 14.64%	94,024.36 7.56%	—

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	75,004.22 6.03%	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	—	—	—	—	—	269,682.03 8.08%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE ATLANTA GA 30309-2460	—	—	—	—	380,400.39 30.58%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	455,050.01 5.14%	—	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	8,446,685.94 13.12%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6,751,480.08 7.67%	—	—	5,926,158.61 9.20%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	5,977,627.64 6.79%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	9,884,061.92 15.35%	525,263.13 42.23%	680,655.84 20.40%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6,171,871.40 7.02%	1,108,619.84 12.52%	—	4,233,735.60 6.57%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	447,386.81 5.05%	—	3,708,148.96 5.76%	—	—

RELIANCE TRUSTCO FBO ABNY EB R/R PO BOX 78446 ATLANTA GA 30357	—	—	—	—	—	615,064.99 18.44%

VRSCO FBO VTC CUST TTEE FBO RET PLANS 2727-A ALLEN PARKWAY 4-D1 HOUSTON TX 77019-2107	—	—	—	—	—	357,264.65 10.71%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,912,139.17 5.58%	599,558.96 6.77%	—	4,272,752.00 6.63%	—	—

Invesco Balanced-Risk Commodity Strategy Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	203,255.25 5.70%	—	3,993,854.63 7.74%	—	—

ASCENSUS TRUSTCO FBO CORELATION INC 401K PL 21494 PO BOX 10758 FARGO ND 58106-0758	—	—	114,186.67 8.11%	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	1,378,125.53 12.34%	—	—	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	1,024,433.65 9.17%	—	—	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	—	—	—	6,518,155.14 12.64%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	854,248.94 7.65%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	187,617.75 5.26%	—	—	—	2,687,874.61 9.08%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	672,517.15 6.02%	1,223,914.92 34.37%	—	19,311,697.76 37.47%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	814,949.81 57.92%	—	—	—

VALIC SEPERATE ACCOUNT A 2929 ALLEN PKWY A6-20 HOUSTON TX 77019-7100	—	—	—	—	19,390,278.50 95.36%	—

WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	—	—	—	—	—	22,626,850.26 76.45%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,522,378.53 13.63%	1,178,344.71 33.09%	—	12,096,116.05 23.47%	—	—

Invesco Core Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5,569,307.04 5.18%	—	—	40,696,112.58 24.59%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	12,488,805.72 11.62%	—	—	—	—	20,165,752.61 32.33%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,468.43 59.40%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	14,198,616.34 8.57%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 974K1 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,004,430.12 8.37%	—	—	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 98756 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	10,202,666.81 6.16%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	—	—	4,484,430.42 7.19%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	398,895.70 5.30%	—	20,149,330.62 12.17%	—	—

MUIR & CO 3 C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	—	—	—	—	—	3,305,037.17 5.29%

MUIR & CO 0 C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	—	—	—	—	—	6,654,172.15 10.66%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	—	—	4,461,090.77 7.15%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	15,928,300.00 9.62%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	1,003.48 40.59%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	11,256,402.99 6.80%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	2,290,854.32 18.49%	—	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	13,957,615.09 8.43%	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2900	9,283,103.44 8.63%	—	904,721.60 7.30%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	426,576.47 5.67%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	12,309,416.21 7.43%	—	—

Invesco Developing Markets Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	—	—	—	—	437,176.58 98.84%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,419,342.59 8.57%	—	—	23,060,489.18 7.62%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	23,693,137.41 9.80%

DCGT AS TTEE ANDOR CUST FBO PLIC VARIOUS RET PLAN OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	407,432.27 6.45%	—	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	23,565,234.02 9.75%

HARTFORD LIFE INSURANCE CO SEPERATE ACCOUNT 457 ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	1,120,380.77 17.75%	—	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	21,188,833.99 7.00%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 97MF3 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,424,471.77 6.99%	—	—	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	19,536,039.10 6.46%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	4,186,336.43 6.62%	80,956.48 7.15%	—	21,056,861.83 6.96%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9,685,779.69 15.31%	120,793.19 10.68%	—	37,308,467.28 12.33%	—	70,326,453.61 29.10%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	67,619.94 5.97%	—	24,430,573.87 8.07%	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	17,018,296.47 5.62%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2900	—	—	388,446.34 6.15%	—	—	—

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	2,092,181.11 33.16%	—	—	—

VOYA INSTITUTIONAL TRUST CO ATTN FUND OPERATIONS I ORANGE WAY WINDSOR CT 06095-4773	—	—	408,667.59 6.47%	—	—	—

VOYA RET INS & ANNUITY CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	4,775,554.46 7.55%	—	—	—	—	—

WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS MO 63103-2523	—	—	—	66,838,430.00 22.10%	—	—

Invesco Discovery Mid Cap Growth Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	1,639,032.42 7.45%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	27,741,769.85 19.01%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	1,848,461.69 8.40%	—	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	1,845,731.49 39.15%	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	19,871,208.04 13.62%	—	—	—	—	6,901,289.78 16.05%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	—	—	—	—	255,911.18 5.42%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	—	—	—	—	—	2,839,243.38 6.60%

LPL FINANCIAL — OMNIBUS CUSTOMER ACCOUNT — ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	2,584,663.57 11.74%	—	—

MAC & CO ACCT 125661 ATTN: MUTUAL FUNDS OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	—	—	—	—	—	2,396,824.01 5.57%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	755,586.61 16.03%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	7,430,758.08 5.09%	—	—	3,975,683.33 18.07%	—	4,759,754.16 11.07%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	3,261,185.93 7.58%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	2,726,154.41 6.34%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	391,594.63 6.51%	—	1,520,007.53 6.90%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	1,435,678.66 6.52%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	738,451.85 11.75%	—	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2900	—	—	342,879.38 5.45%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
VRSCO FBO VTC CUST TTEE FBO RET PLANS 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-7100	—	—	—	—	986,798.78 20.93%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	1,683,483.82 7.65%	—	—

Invesco Emerging Markets Local Debt Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	2,830,328.74 22.35%	—	—

CAPITAL BANK & TRUST CO FBO JOSE A CAPELLAN MD PA PSP CO FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	34,972.16 10.57%	—	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	318,410.08 7.23%	—	—	—	—	503,804.99 89.34%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,508.30 100.00%	—

LUDLOW FUNERAL HOME KELLI M MCKENNEY 432 EAST ST LUDLOW MA 01056-3011	—	—	22,252.25 6.72%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	367,529.90 8.35%	—	—	640,840.81 5.06%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	350,361.21 7.96%	123,807.67 15.53%	—	1,521,470.87 12.01%	—	38,395.67 6.80%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	245,352.21 5.57%	—	—	5,121,237.84 40.45%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
STIFEL NICOLAUS & CO INC EXCLUSIVE FBO CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2137	—	66,869.31 8.39%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	85,430.75 10.72%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	397,305.85 9.03%	—	—	766,850.55 6.05%	—	—

Invesco EQV Emerging Markets All Cap Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	15,652.86 6.27%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	1,656,360.58 11.24%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,137,958.10 16.58%	13,127.78 5.26%	—	—	4,402,299.17 29.88%

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	826,660.98 5.61%

JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	—	—	—	300,238.05 6.79%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	21,677.65 8.69%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,041,378.88 8.07%	31,914.66 12.80%	7,690,110.62 44.17%	—	—

MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	—	—	—	—	1,186,948.75 8.05%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	1,334,691.14 10.35%	18,464.79 7.40%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	3,919,749.85 22.51%	1,992,173.33 45.09%	1,201,665.90 8.15%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	1,682,823.26 11.42%

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	854,133.80 5.79%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	1,350,192.28 9.16%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	915,366.99 5.25%	—	—

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 765 FRESENIUS KABI USA, LLC SAVINGS THREE CORPORATE DRIVE LAKE ZURICH IL 60047-8930	—	—	—	873,155.17 19.76%	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	15,255.74 6.11%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	23,649.29 9.48%	—	—	—

Invesco Fundamental Alternatives Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	256,033.62 20.28%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	171,404.95 13.58%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	376.51 98.93%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	75,912.85 14.61%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	716,011.64 6.34%	—	—	92,039.53 7.29%	—	58,065.22 58.85%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	112,808.24 8.93%	—	15,858.68 16.07%

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	107,617.01 8.52%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	86,283.18 6.83%	—	—

Invesco Global Allocation Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	173,340.91 16.07%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	334,417.51 11.72%	—	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	121,768.21 14.41%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
HARTFORD LIFE INSURANCE CO TR SEPERATE ACCOUNT 401K ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999 5	—	—	—	—	—	157,564.32 18.65%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	576.04 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	180,064.07 6.82%	—	147,507.58 5.17%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	—	—	—	88,340.42 10.46%

MID ATLANTIC TRUST COMPANY FBO MATC/OMNIBUS DIV REINVEST LTCG - RE 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	—	—	—	—	—	60,932.35 7.21%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	227,159.48 7.96%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	350,583.63 12.29%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	3,504,680.52 7.03%	—	—	252,953.65 8.86%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	—	—	—	—	—	139,148.85 16.47%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	3,009,820.88 6.04%	—	—	269,641.47 9.45%	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	150,561.30 5.27%	—	—

Invesco Global Infrastructure Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	—	—	—	104,312.07 6.80%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	105,013.80 6.42%	—	—	120,335.74 7.85%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	946.88 9.14%	—

INVESCO CONSERVATIVE ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	257,344.86 5.05%

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	777,391.52 15.25%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	122,630.11 7.49%	47,898.19 17.79%	—	80,865.54 5.27%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	233,836.34 14.29%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	872,169.43 56.91%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	135,920.20 8.86%	—	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100 5	—	—	—	—	—	1,582,525.04 31.05%

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR ATTN: CYNTHIA SMITH PO BOX 4333 HOUSTON TX 77210-4333	—	—	—	—	—	309,814.98 6.08%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	642,581.88 12.61%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	1,523,664.77 29.90%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	149,512.84 9.14%	25,214.42 9.36%	—	—	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	9,411.06 90.85%	—

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2137	86,354.43 5.28%	29,326.27 10.89%	—	—	—	—

Invesco Global Strategic Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	7,351,813.79 20.15%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	403,295.82 10.77%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	965,240.24 25.79%

EMPOWER TRUST COMPANY LLC RECORDKEEPING FOR LARGE BENEFIT 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	—	—	—	—	—	610,597.89 16.31%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	2,710.03 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	3,178,899.37 8.71%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	—	2,057,276.09 5.63%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	—	—	2,391,723.98 6.55%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	32,473,516.75 7.07%	—	—	4,933,480.04 13.52%	—	624,782.10 16.69%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	27,025,828.42 5.89%	—	—	4,127,062.25 11.31%	—	—

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2900	—	—	896,450.47 5.07%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	—	—	—	2,932,983.97 8.03%	—	—

Invesco Greater China Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
ASCENSUS TRUST COMPANY FBO UIDC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	—	—	4,362.95 15.22%	—	—	—

ASCENSUS TRUSTCO FBO GASTROENTEROLOGY SPEC/OF SW FL PA 401K PL PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	—	2,582.66 12.01%

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	255,742.63 7.74%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	53,318.26 18.83%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	—	—	—	—	—	15,841.53 73.69%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
FIIOC FBO PIONEER BROACH COMPANY 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	2,320.73 8.09%	—	—	—

IFB DEFERRED COMPENSATION PLAN PEN PL DTD 01/11/2018 FBO CYNTHIA L HOSTETLER ATTN: ADRIEN DEBERGHES PO BOX 4333 HOUSTON TX 77210-4333	—	—	—	14,592.91 5.15%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	390.86 99.49%	—

KOCH-ALGER & ASSOCIATES DAVID WAYNE HABECK 501 BURNING TREE CIRCLE ARNOLD MD 21012-2047	—	—	2,498.84 8.71%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	982,839.75 29.76%	—	—	24,109.93 8.51%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	216,894.08 6.56%	43,523.42 31.46%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	—	1,690.48 7.86%

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	62,628.06 22.11%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	11,384.42 8.23%	—	—	—	—

TAX ACCT SOLUTIONS BEVERLEY GEORGE-JORDAN 3 WARWICK CT NEWTOWN PA 18940-2406	—	—	1,547.90 5.40%	—	—	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	23,355.95 8.24%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	27,567.19 19.93%	—	14,410.32 5.08%	—	—

Invesco Health Care Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	1,207,165.85 6.44%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	7,727.89 17.90%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,001,336.94 5.34%	—	137,573.06 11.94%	2,218,124.39 13.78%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	92,820.03 8.06%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,464,706.59 13.16%	—	178,930.28 15.53%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	1,319,069.67 7.04%	57,150.86 5.97%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	100,599.81 8.73%	1,140,640.90 7.08%	31,309.50 72.54%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,019,663.43 5.44%	70,659.27 7.39%	124,996.39 10.85%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	121,818.97 10.57%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	80,870.50 7.02%	—	—

Invesco International Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	5,435,981.06 5.15%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	5,949,709.97 5.63%	—	—

HARTFORD LIFE INSURANCE CO SEPERATE ACCOUNT 457 ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	2,012,327.85 21.71%	—	—	—

INVESCO CONSERVATIVE ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	4,284,581.34 5.01%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 97G33 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,135,832.42 6.19%	—	—	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	6,988,780.31 6.62%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	5,705,711.36 5.76%	—	—	15,272,739.39 14.47%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9,616,451.12 9.71%	200,345.02 5.53%	—	12.032,901.60 11.40%	—	10,780,095.46 12.62%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	4,449,091.14 5.21%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR ATTN: CYNTHIA SMITH PO BOX 4333 HOUSTON TX 77210-4333	—	—	—	—	—	6,662,228.05 7.80%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	16,674,641.46 19.53%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,423,030.89 6.48%	—	—	12,694,249.48 12.03%	—	—

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	—	—	—	—	264,203.66 99.30%	—

SEI PRIVATE TRUSTCO ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	—	—	—	—	—	18,248,412.12 21.37%

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	12,357,789.73 11.71%	—	—

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	1,317,075.33 14.21%	—	—	—

WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS MO 63103-2523	—	—	—	10,790,199.36 10.22%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	397,763.72 10.99%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5,214,117.04 5.26%	—	—	—	—	—

Invesco Macro Allocation Strategy Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24,406.12 14.21%	9,161.01 36.71%	—	—	—	—

DUTRA & ASSOCIATES JAMES F DUTRA 23 SAGE DR CRANSTON RI 02921-3524	—	—	4,425.58 39.79%	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	950.57 8.54%	—	950.57 100.00%	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	2,973,076.11 15.14%

ITC PAPILLION-LAVISTA PS KRISTINE K ZEY 1803 S FILLMORE ST PAPILLION NE 68046-4199	—	—	1,889.17 16.98%	—	—	—

JAY L EPSTEIN ADVISOR JAY L EPSTEIN 304 DORIS DR WEST SENECA NY 14224-1219	—	—	1,303.18 11.71%	—	—	—

JAY L EPSTEIN ADVISOR PATRICIA J EPSTEIN 304 DORIS DR WEST SENECA NY 14224-1219	—	—	562.24 5.05%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	45,611.69 26.56%	1,490.06 5.97%	—	45,373.37 9.94%	—	—

NANCY MORALES-ZAYERS NANCY MORALES-ZAYERS CANTON GA 30115-6549	—	1,513.06 6.06%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	8,680.98 5.05%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	35,812.70 7.85%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	186,058.23 40.79%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
OPP PORT SERIES CONS INV ATTN: CYNTHIA SMITH PO BOX 4333 HOUSTON TX 77210-4333	—	—	—	—	—	1,423,898.31 7.25%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	6,052,258.52 30.83%

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: FUND TREASURY 6803 S TUCSON WAY CENTENNIAL CO 80112-3924	—	—	—	—	—	2,457,508.06 12.52%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	5,827,146.54 29.68%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21,569.64 12.56%	—	—	—	—	—

PETRUNGARO & ASSOCIATES INC JOSEPH A PETRUNGARO NORTH BARRINGTON IL 60010-1443	—	—	937.08 8.42%	—	—	—

SCOTT EDWIN WOLLE & VICTORIA CALLAWAY WOLLE JTWROS ATLANTA GA 30339-4240	—	—	—	135,966.36 29.81%	—	—

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	1,781.59 7.14%	—	—	—	—

Invesco Multi-Asset Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	2,479,722.78 12.43%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,174,078.42 13.49%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	2,780,723.60 13.94%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,211.96 100.00%	—

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	4,953,738.67 84.67%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	639,147.34 7.34%	—	1,523,189.66 7.63%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	188,135.35 6.15%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	4,122,758.06 20.67%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	7,119,781.37 6.58%	551,894.10 6.34%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	—	—	299,804.03 5.12%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	836,028.23 9.60%	—	2,530,081.84 12.68%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	1,429,531.67 7.16%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	953,924.51 10.96%	—	—	—	—

Invesco SteelPath MLP Alpha Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,291,947.66 7.19%	—	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,905,063.91 6.39%	—	—	8,711,785.02 17.26%	—	—

CBNA CUST FBO UMGEBA 401K MEP 6 RHOADS DR STE 7 UTICA NY 13502-6317	—	—	—	—	8,782.16 85.87%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	4,747,351.42 9.40%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,445.09 14.12%	—

ITC CUST IRA FBO DODSON H M LEONG HONOLULU HI 96819-1432	—	—	14,116.83 6.06%	—	—	—

ITC CUST IRA FBO EVELYN B DE PERALTA WAIPAHU HI 96797-4775	—	—	16,400.90 7.04%	—	—	—

ITC MILLBROOK CSD ROSALIE CAREY HYDE PARK NY 12538-2152	—	—	17,846.95 7.66%	—	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	—	1,097,898.71 6.11%	—	—	—	252,926.19 9.94%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	4,304,478.56 7.05%	1,842,360.46 10.25%	—	4,784,513.99 9.48%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,871,489.09 17.80%	1,740,550.71 9.69%	—	4,242,416.36 8.40%	—	1,147,144.37 45.11%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	5,621,140.32 9.20%	1,370,957.39 7.63%	—	5,140,736.32 10.18%	—	376,413.20 14.80%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	4,376,564.74 8.67%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	3,670,097.83 6.01%	1,427,582.70 7.94%	—	—	—	—

RELIANCE TRUSTCO FBO DEARBORN HTS GENERAL CASH PO BOX 78446 ATLANTA GA 30357	—	—	—	—	—	166,230.01 6.53%

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	3,502,514.86 6.94%	—	—

STIFEL NICOLAUS & CO INC EXCLUSIVE FBO CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2137	—	1,007,326.50 5.60%	—	—	—	—

VOYA RET INS & ANNUITY CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	—	—	—	185,638.46 7.30%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	4,342,122.77 24.17%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7,787,862.33 12.75%	—	—	8,724,331.11 17.29%	—	—

Invesco SteelPath MLP Alpha Plus Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	904,206.20 9.04%	—	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	1,238,435.69 11.00%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	568,549.08 5.05%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	611,088.03 5.42%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,818.18 91.97%	—

ITC CUST IRA FBO JAMES N SWEENEY 5075 KIKALA RD KALAHEO HI 96741-9259	—	—	55,104.12 7.29%	—	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	3,365,340.03 29.89%	—	—

MID ATLANTIC TRUST COMPANY FBO PETROTEK ENGINEERING CORPORATI 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	—	—	—	—	—	12,391.26 14.84%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,778,673.38 7.75%	1,052,149.97 10.51%	—	864,340.73 7.67%	—	59,168.76 70.88%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	1,359,640.19 13.59%	—	2,493,183.28 22.14%	—	10,688.50 12.80%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	158.54 8.02%	—

Invesco SteelPath MLP Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	9,561,934.17 7.67%	—	21,595,568.81 11.03%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	504,564.50 6.53%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	2,290,616.53 29.65%

ITC CUST IRA FBO ANITA LOUISE SANCHEZ 470 FOUNTAINTREE LN BOULDER CO 80304-0408	—	—	66,356.50 9.81%	—	—	—

ITC CUST IRA FBO GREGORY POWEN 4064 WHETSTONE DR BROOMFIELD CO 80023-9401	—	—	89,115.93 13.17%	—	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	—	12,227,566.87 9.81%	—	—	—	701,248.87 9.07%

LPL FINANCIAL — OMNIBUS CUSTOMER ACCOUNT — ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	26,594,326.37 8.02%	22,825,618.96 18.32%	—	37,562,115.54 19.19%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	—	—	—	—	—	419,082.84 5.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	35,294,740.87 10.65%	15,559,025.84 12.49%	—	25,466,328.19 13.01%	—	2,889,022.01 37.40%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	36,045,529.03 10.88%	17,828,205.61 14.31%	—	16,801,655.53 8.58%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	89,360.90 98.05%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	13,217,786.08 6.75%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	7,227,886.19 5.80%	—	—	—	—

RICHARD H ROTTKAMP RICHARD H ROTTKAMP 466 ASHLAND AVE NORTH BALDWIN NY 11510-2534	—	—	34,463.70 5.09%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	12,482,394.21 10.02%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	32,763,910.34 9.89%	—	—	45,497,562.83 23.24%	—	—

Invesco SteelPath MLP Select 40 Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	6,936,446.81 6.28%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	5,836,971.93 9.90%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	3,601,887.74 10.08%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,221,557.52 5.46%	—	—	22,467,336.09 20.37%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	19,623,778.53 54.91%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,331.56 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6,840,101.03 11.60%	3,704,855.09 13.15%	—	8,133,525.93 7.37%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	—	2,402,766.46 8.53%	—	14,035,009.12 12.72%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS ATTN: MUTUAL FUNDS 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,913,073.18 15.12%	2,710,199.91 9.62%	—	23,412,789.98 21.22%	—	6,828,511.97 19.11%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	5,673,946.32 9.63%	3,814,207.32 13.54%	—	11,037,573.90 10.00%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	1,497,977.28 5.31%	—	—	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	2,754,014.79 93.99%	—	—	—

STIFEL NICOLAUS & CO INC EXCLUSIVE FBO CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2137	—	1,573,020.40 5.58%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	3,529,401.44 12.53%	—	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	4,496,021.41 7.63%	—	—	—	—	—

Invesco World Bond Factor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	134,834.48 17.85%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	8,713.28 9.55%	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	151,349.81 9.47%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	166,802.71 10.44%	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	138,180.05 8.65%	—	—	—	—

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	124,072.23 67.24%

FIIOC TR SCANADA INTERNATIONAL 100 MAGELLAN WAY COVINGTON KY 41015-1987	—	—	—	—	27,807.31 15.07%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	666.03 100.00%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	19,408.79 21.27%	227,808.84 30.16%	—	—

MAUREEN K WOLFSON TTEE EQUITABLE LIFE FOR SEPARATE ACCT 65 ON BEHALF OF VARIOUS 401K EXPEDITOR KEN BUTKA-EQUITABLE SECAUCUS NJ 07094-3607	—	—	—	—	21,473.97 11.63%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	137,352.96 8.60%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	63,417.88 8.39%	—	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	61,855.34 8.19%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	14,758.82 16.17%	161,127.60 21.33%	—	—

RICHARD STREEDAIN RICHARD C STREEDAIN BEAUFORT SC 29906-9193	—	4,739.15 5.19%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	17,781.73 19.49%	—	—	—

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Invesco Corporate Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	716,204.05 13.73%	—	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	61,992,804.34 49.52%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	31,592,064.13 18.40%	—	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	77,831,412.40 45.33%	1,039,463.94 19.92%	—	—	—	137,777,728.38 86.86%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	8,018,081.06 5.05%

JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	—	—	—	—	1,028,435.12 38.11%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	388,198.75 7.44%	—	12,852,244.84 10.26%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97419 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	—	13,150,722.37 10.50%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	11,442,328.07 9.14%	434,005.29 16.08%	—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	986,886.95 36.57%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	372,134.91 7.13%	—	8,826,358.26 7.05%	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	278,218.13 12.18%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	345,316.04 6.62%	—	—	—	—

Invesco Global Real Estate Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	527,556.41 11.31%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	441,050.49 5.05%	—	—	—	—	—

CAPITAL BANK & TRUSTCO TTEE FBO TECHMASTERS 401K PS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	19,689.77 5.02%	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,364,661.78 27.09%	31,971.15 8.16%	—	—	—	863,503.53 34.64%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

MAC & CO FBO ET&C 16992 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	—	—	—	—	88,181.57 6.80%	—

MAUREEN K WOLFSON TTEE EQUITABLE LIFE FOR SEPARATE ACCT 65 ON BEHALF OF VARIOUS 401K EXPEDITOR KEN BUTKA-EQUITABLE SECAUCUS NJ 07094-3607	—	—	442,168.47 17.89%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	1,547,927.18 33.21%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	26,543.13 6.77%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	627,397.44 13.46%	880,406.20 67.92%	—

NATIONWIDE LIFE INSURANCE CO DCVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,110,444.97 12.72%	—	—	—	—	—

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 766 KNAUF INSULATION 1 KNAUF DR SHELBYVILLE IN 46176-8626	—	—	—	—	—	258,117.07 10.35%

SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	—	—	—	—	—	433,793.26 17.40%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	42,533.48 10.85%	—	413,439.40 8.87%	—	—

Invesco Government Money Market Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class AX	Class C	Class CX	Class R	Class Y	Investor Class	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	—	19,883,719.29 32.27%	—	14,521.73 7.92%	—	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	—	—	—	21,420,900.50 11.26%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	—	6,679,310.90 5.07%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	17,317,672.52 5.22%	—	—	—	—	—	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	18,605,542.41 5.60%	—	—	—	—	—	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	—	—	218,374,507.08 73.91%	43,560,649.79 22.89%	152,863.14 7.48%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	17,038,072.91 5.13%	—	—		—	—	—	—

RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K PO BOX 78446 ATLANTA GA 30357	—	—	—	—	—	—	—	1,200,371.54 58.77%

ITC CUST IRA R/O IRA R/O EDWARD F GALLIEN DERRY NH 03038-2931	—	—	—	64,581.69 35.22%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class AX	Class C	Class CX	Class R	Class Y	Investor Class	Class R6

ITC CUST IRA IRA JOSEPH H PASTON TAMPA FL 33606-2292	—	—	—	20,656.79 11.26%	—	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	—	—	—	14,521.73 7.92%	—	—	—	—

ITC CUST IRA R/O IRA R/O ANGIE COOK DALLAS TX 75238-1605	—	—	—	10,230.02 5.58%	—	—	—	—

ITC ODEUM INC ROBERTO A MOLIN A BARLETT IL 60361	—	—	—	9,518.04 5.19%	—	—	—	—

Invesco High Yield Bond Factor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	1,600.36 45.90%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	1,108.65 100.00%	647.67 18.57%

LPL FINANCIAL — OMNIBUS CUSTOMER ACCOUNT — ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	131,984.68 6.01%	—	—	17,209.52 7.55%	—	—

NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	—	—	—	—	995.23 28.54%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	—	26,233.74 7.50%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS 4TH FLOOR JERSEY CITY NJ 07310-1995	196,268.08 8.94%	—	—	24,093.04 10.57%	—	—

MID ATLANTIC TRUST CO FBO MATC OMNIBUS DIV REINVEST LTCG RE 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4225						294,151.88 14.40%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

ASCENSUS TRUST CO KAYLA LOGISTICS 401K PS PL 75 943 PO BOX 10758 FARGO ND 58106-0758						116,578.75 5.70%

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	55,060.61 24.16%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	172,849.79 7.87%	51,356.56 14.69%	—	101,662.75 44.61%	—	—

Invesco High Yield Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	14,324,642.70 9.02%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	1,785,493.66 10.96%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	58,823,561.55 37.07%	1,155,718.03 23.66%	—	—	—	17,942,344.72 17.53%

INVESCO CONSERVATIVE ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	6,568,929.13 6.41%

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	8,087,291.62 7.90%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	10,877,582.93 10.62%

JEFFREY & MARCIA HORTON CHARITABLE REMAINDER UNITRUST II JEFFREY T HORTON MARCIA C HORTON CO-TRS HILLSDALE MI 49242-1857	—	—	—	820,084.50 5.03%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	1,829,381.55 14.82%	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 97419 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	888,005.78 7.19%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	1,698,113.76 13.76%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	498,634.47 10.20%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	899,411.63 7.28%	1,205,788.18 7.40%	2,419,132.31 45.81%	—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	787,848.30 14.92%	—

OPP PORT SERIES CONS INV ATTN: CYNTHIA SMITH PO BOX 4333 HOUSTON TX 77210-4333	—	—	—	—	—	11,138,771.61 10.88%

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	16,463,215.08 16.08%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	26,721,331.62 26.11%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	417,987.36 8.55%	1,824,759.09 14.78%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	269,540.11 5.51%	—	—	—	—

VANGUARD BROKERAGE SERVICES PO BOX 1170 VALLEY FORGE PA 19482-1170	—	—	—	837,191.38 5.14%	—	—

VRSCO FBO VTC CUST TTEE FBO RET PLANS 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-7100	—	—	—	—	1,512,386.15 28.64%	—

Invesco Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	5,263,995.68 14.77%	—	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	89,162.94 9.36%	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,230,834.24 6.26%	—	—	—	—	—	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	—	1,312,970.11 10.85%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	—	4,556,796.88 37.68%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	59,164.41 6.21%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6

MATRIX TRUST COMPANY CUST. FBO FRESH MEADOW MECHANICAL CORPORATION 717 17TH ST STE 1300 DENVER CO 80202-3304	—	—	47,906.79 7.12%	—	—	—	—

MATRIX TRUST COMPANY CUST. FBO INTERNATIONAL FEED COM CORP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	—	—	56,496.20 8.39%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	267,185.52 28.06%	651,589.53 31.46%	—	—

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	—	33,133.72 63.30%	—

NATIXIS C/O FUND SOLUTIONS DEPT 47 QUAI D’AUSTERLITZ PARIS FRANCE 75013	—	—	—	51,222.23 5.38%	—	—	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	—	2,673,302.50 22.10%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	—	2,579,575.42 21.33%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	84,844.57 8.91%	—	16,013.44 30.59%	—

PRESZLER, LARNER, MERTZ & CO. L.L.P LYNN M MICHEAU PO BOX 1484 ABERDEEN WA 98520-0257	—	—	57,026.63 8.47%	—	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	55,330.26 5.81%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	48,680.78 5.11%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	—	125,960.43 13.23%	—	—	—

Invesco Intermediate Bond Factor Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	1,913,687.67 18.30%	—	—	—	—	1,236,113.56 73.65%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	87,652.93 5.22%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	937.21 100.00%	—

LPL FINANCIAL — OMNIBUS CUSTOMER ACCOUNT — ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	758,700.88 17.51%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	584,264.23 5.58%	—	172,227.83 8.93%	296,303.94 6.84%	—	236,138.47 14.07%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	661,344.01 6.32%	83,506.53 7.80%	—	1,681,083.14 38.81%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	979,362.77 22.61%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	168,629.45 8.74%	—	—	—

Invesco Real Estate Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	569,213.44 5.54%	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	2,963,141.66 8.55%	—	—	—	—	—	—

CAPITAL BANK & TRUSTCO TTEE F TRADER JOE S CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	1,274,627.30 15.89%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	146,230.87 9.66%	951,915.06 11.87%	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	—	—	—	822,242.96 10.25%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	3,985,348.21 11.50%	—	—	—	—	—	1,417,352.27 10.18%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	—	880,561.17 6.32%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6

GREAT-WEST TRUSTCO LLC FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	—	973,798.04 6.99%

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	404,357.48 8.07%	—	—	—	807,894.15 5.80%

MASSACHUSETTS MUTUAL LIFE INSURANCE 401K MASSACHUSETTS MUTUAL LIFE INSURANCE TTEE FBO 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	—	799,519.72 7.78%	—	—	—

MATRIX TRUSTCO CUST FBO SANSUM SANTA BARBARA MEDICAL CLINIC PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	93,336.74 6.17%	—	—

MATRIX TRUSTCO CUST FBO ZIEGLER 401K RETPLAN PO BOX 52129 PHOENIX AZ 85072-2129	—	—	—	—	87,819.48 5.80%	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	—	459,990.46 5.73%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	666,212.22 6.48%	159,882.79 10.56%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	71,193.11 5.71%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	856,943.53 8.34%	114,218.13 7.55%	1,064,465.68 13.27%	3,658,673.52 26.27%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	4,105,300.30 39.96%	—	—	—

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	—	—	—	—	—	731,089.58 9.11%	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	1,366,658.44 27.29%	—	—	—	—

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	668,478.48 13.35%	—	—	—	—

VRSCO FBO VTC CUST TTEE FBO RET PLANS 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-7100	—	—	—	—	—	476,549.49 5.94%	—

Invesco Short Duration Inflation Protected Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class A2	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	1,224,187.87 26.70%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	2,143,775.59 14.06%	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	91,638.93 7.87%	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5,466,061.61 35.86%	—	—	—	3,942,439.70 14.42%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	795,601.65 5.22%	—	661,248.29 14.42%	—	—

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	23,296,865.53 85.24%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class A2	Class Y	Class R5	Class R6
MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	109,895.50 9.44%	—	—	—

MUIR & CO 0 C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	—	—	—	1,529,778.06 64.46%	—

MUIR & CO 3 C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	—	—	—	268,999.67 11.33%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	75,856.90 6.52%	688,245.48 15.01%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	89,927.94 7.73%	520,700.76 11.35%	—	—

TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	—	—	—	249,273.48 10.50%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	799,450.19 17.44%	—	—

Invesco Short Term Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	5,169,209.06 13.15%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,307,044.47 10.13%	—	—	—	—

CAPITAL BANK & TRUSTCO TTEE FBO ISBA MUTUAL INSURANCE CO RETIR 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	27,769.86 25.35%	—

CAPITAL BANK & TRUSTCO TTEE F HARPER CONSTRUCTION CO INC 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	30,836.79 28.15%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	56,157,519.16 39.54%	2,437,670.22 18.89%	—	—	—	20,834,866.15 31.71%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	777,014.90 6.02%	—	2,988,868.88 7.60%	—	—

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	—	—	—	—	—	29,274,503.04 44.55%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	4,669,414.63 11.88%	29,873.71 27.27%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	8,573,448.31 21.82%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	7,196,907.04 5.06%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	3,710,019.48 9.44%	—	9,830,758.96 14.96%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	18,692.46 17.06%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	811,843.94 6.29%	—	3,511,457.09 8.93%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,709,924.62 13.25%	—	3,864,464.42 9.83%	—	—

Invesco SMA High Yield Bond Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	1,000,001.00 100.00%	—	—	—	—

Invesco U.S. Government Money Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R6
BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	4,845,368.84 9.11%	—	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	10,000.00 100.00%

ITC GREAT NECK SCHOOLS DIANE CAPLAIN WESTBURY NY 11590-6215	—	—	738,487.66 6.35%	—	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	402,977.93 5.52%	—	—	—

NOBLE SALES ASSOCIATES 401K GLEN A NOBLE PLYMOUTH MI 48170-8230	—	379,513.11 5.20%	—	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	497,877.43 6.82%	—	—	—

THOMAS GIRARD & DARIA GIRARD JTWROS TOD ACCOUNT VILLAS NJ 08251-3370	—	489,149.53 6.70%	—	—	—

AIM SECTOR FUNDS

(INVESCO SECTOR FUNDS)

Invesco Comstock Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	295,780.63 8.75%	—	7,102,608.77 10.80%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	36,045,992.02 16.40%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	4,569,743.71 6.94%	4,321,933.55 31.85%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	—	—	345,361.43 7.40%	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	62,204,912.10 28.30%	385,617.24 11.41%	—	—	—	37,906,039.85 64.44%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA C/O FASCORP 8515 ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	258,418.36 5.54%	—	—	—

EMPOWER TRUST FBO PROFIT SHARING BAL TOWARD GRO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	9,597,995.78 14.59%	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	—	—	400,634.14 8.59%	—	—	—

MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	—	—	—	—	4,094,703.05 30.17%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12,460,045.23 5.66%	191,921.47 5.68%	—	5,709,422.85 8.68%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	6,523,453.50 9.92%	1,817,635.43 13.39%	8,392,548.25 14.26%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	1,004,772.93 7.40%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	171,724.20 5.08%	—	6,836,274.64 10.39%	—	—

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 990 EDWARD D JONES & CO PROFIT 12555 MANCHESTER ROAD PO BOX 66906 ST LOUIS MO 63131-3710	—	—	—	3,674,838.52 5.58%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	782,874.99 23.17%	—	4,553,995.05 6.93%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	1,217,875.32 26.11%	—	—	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	525,691.13 11.27%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	287,881.97 8.52%	—	4,478,932.20 6.81%	—	—

Invesco Comstock Select Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	—	402,380.27 15.89%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	148,040.50 5.84%	—	47,822.46 6.19%

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	—	—	—	—	—	449,947.31 58.27%

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	—	313.09 100.00%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	—	221,527.70 8.74%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	1,302,932.01 7.61%	—	—	216,953.84 8.56%	—	54,973.81 7.11%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	—	—	302,278.78 11.93%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	388,894.82 15.35%	—	—

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	—	—	—	—	—	118,938.70 15.40%

SPEC CDY OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	261,031.31 10.30%	—	—

Invesco Dividend Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	1,692,633.49 12.90%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	588,493.02 21.89%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	17,402,786.84 15.81%	—	—	—	—	—	6,431,077.42 79.99%

INVESCO INCOME ALLOCATION FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	—	539,009.42 6.70%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	370,345.41 5.64%	—	1,213,894.40 9.25%	—	—	—

MATRIX TRUST COMPANY CUST. FBO CAVALIER INTERNATIONAL AIR 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	—	—	—	—	—	4,864.45 6.66%	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	—	28,848.64 39.50%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Investor Class	Class R5	Class R6
MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	805,509.66 6.14%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	7,333,528.68 6.66%	—	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	2,335,301.86 17.80%	187,817.31 6.98%	33,667.81 46.10%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	370,345.41 6.27%	—	1,181,501.93 9.01%	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	1,070,508.98 8.16%	—	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	864,505.91 6.59%	—	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	399,443.80 6.08%	—	1,185,465.34 9.04%	—	—	—

Invesco Energy Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	325,778.86 16.56%	—	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	1,481,385.31 13.51%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	269,593.81 13.70%	372,811.72 11.95%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,215,580.34 11.09%	—	—	—	—	152,786.11 60.78%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	187,902.39 6.02%	—	—

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	21,124.04 8.40%

FIIOC FBO AXIOMA RETIREMENT SERVICES PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	—	—	—	—	14,248.49 6.68%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	69,316.55 6.29%	356,105.07 18.10%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	770,764.59 7.03%	74,516.00 6.76%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	144,509.37 7.34%	359,810.87 11.53%	24,839.73 11.64%	23,419.42 9.31%

NATIONWIDE TRUST COMPANY FSB NOMINEE C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	92,229.31 43.24%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	840,449.63 7.66%	135,142.45 12.26%	249,516.86 12.68%	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	101,679.13 9.22%	—	—	—	—

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	—	21,613.41 8.59%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6

VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	—	—	—	—	18,575.18 8.70%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	98,359.45 8.92%	—	—	—	—

Invesco Gold & Special Minerals Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	205,776.51 5.26%	—	1,495,610.13 6.71%	—	—

ASCENSUS TRUSTCO FBO INTUICOM INC 401K PO BOX 10758 FARGO ND 58106-0758	—	—	—	—	4,919.43 6.02%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,865,923.04 7.95%	—	—	1,496,272.67 6.71%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS (RPS) ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	—	—	—	—	—	1,241,968.26 8.63%

DCGT AS TTEE ANDOR CUST FBO PLIC VARIOUS RET PLAN OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	—	876,014.63 6.08%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	—	1,154,558.02 8.02%

EMPOWER TRUST COMPANY LLC FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	—	—	—	—	5,421.92 6.64%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

HARTFORD LIFE INSURANCE CO TR SEPARATE ACCOUNT 401K N SHARES ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	—	—	366,470.86 6.45%	—	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	688,069.14 17.60%	—	5,377,672.64 24.14%	—	—

MATRIX TRUST COMPANY CUST FBO NORTH BROTHERS FORD 717 17TH ST STE 1300 DENVER CO 80202-3304	—	—	—	—	6,878.77 8.42%	—

MATRIX TRUSTCO TTEE FBO TRP RPS RK FBO 401K JOE ESCOBAR DIAMONDS INC 401K 450 E HAMILTON AVE CAMPBELL CA 95008-0210	—	—	—	—	32,413.19 39.71%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	—	1,939,825.43 8.70%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	4,879,892.26 13.54%	382,457.55 9.78%	—	2,317,708.84 10.40%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS 5TH FLOOR JERSEY CITY NJ 07310-1995	—	—	—	—	—	2,917,586.98 20.27%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,930,878.74 5.36%	395,953.74 10.13%	—	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	1,843,713.19 8.27%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	—	1,304,392.02 5.85%	—	—

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	—	597,453.99 10.52%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

STATE STREET BANK & TRUST AS TR & CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	—	—	735,080.46 12.94%	—	—	842,154.29 5.85%

STATE STREET BANK AND TRUST AS CUST FBO ADP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	—	—	—	—	30,619.12 37.51%	—

VOYA INSTITUTIONAL TRUST CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	1,050,347.43 18.50%	—	—	—

VOYA RET INS & ANNUITY CO ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	—	—	—	955,864.05 6.64%

VOYA RET INS & ANNUITY CO FBO ALIAC TRADE SETTLEMENT ATTN: FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	—	—	310,806.97 5.47%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	397,965.75 10.18%	—	—	—	—

Invesco Small Cap Value Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	9,107,114.71 11.86%	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	4,611,214.35 10.21%	—	—	—	—

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	—	—	—	—	1,698,937.80 6.72%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5,472,626.73 12.12%	—	—	—	12,752,583.58 50.45%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R6

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	7,206,316.98 9.38%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97419 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	—	5,801,209.80 7.55%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97FW6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	2,934,876.16 6.50%	—	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7,406,197.46 16.41%	190,932.04 5.59%	—	11,202,280.61 14.59%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	2,342,644.50 5.19%	267,013.88 7.82%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	8,983,752.83 11.70%	2,376,422.30 9.40%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	392,068.95 11.49%	—	7,533,198.66 9.81%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	356,019.52 10.43%	—	—	—

Invesco Technology Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	47,791.83 6.06%	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	75,311.89 6.42%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R5	Class R6

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	2,373,942.57 15.77%	—	—	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	—	5,632.73 10.61%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	58,285.98 7.39%	1,671,034.33 15.53%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	756,432.02 5.02%	—	—	—	—	35,845.53 67.52%

JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	—	—	—	—	—	9,238.37 17.40%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	67,915.35 8.61%	—	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—	—	—	—	4,300.53 51.40%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,621,406.48 10.77%	—	61,177.48 7.76%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	91,721.77 11.63%	650,066.42 6.04%	3,592.59 42.94%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	90,690.70 7.73%	84,191.09 10.68%	—	—	—

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 766 SHEET METAL WORKERS LOCAL 25 440 BARELL AVE CARLSTADT NJ 07072-2889	—	—	56,547.49 7.17%	—	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	82,824.95 10.50%	—	—	—

Invesco Value Opportunities Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	—	5,725,945.03 31.82%	—	—

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	8,922,777.90 6.89%	—	—	—	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	24,441,279.46 18.87%	—	—	—	—	9,858,511.93 51.58%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	—	—	—	—	53,993.90 8.48%	—

INVESCO GROWTH ALLOCATION FUND FUND OMNIBUS ACCOUNT 11 GREENWAY PLZ STE 2500 HOUSTON TX 77046-1188	—	—	—	—	—	1,540,816.04 8.06%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	962,791.34 5.35%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	7,677,309.97 5.92%	—	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	—	2,856,932.78 15.87%	320,190.63 50.31%	—

NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	—	—	—	102,663.41 16.13%	—

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION ATTN: CYNTHIA SMITH 11 GREENWAY PLAZA FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	2,990,616.71 15.64%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class R	Class Y	Class R5	Class R6

OPPENHEIMER PORTFOLIO SERIES GROWTH INVESTOR FUND ATTN: CYNTHIA SMITH 66 GREENWAY PLAZA FL 16 HOUSTON TX 77046	—	—	—	—	—	1,226,406.92 6.41%

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR ATTN: CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	—	—	—	—	—	2,076,364.92 10.86%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	—	1,384,683.55 7.69%	—	—

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	—	—	351,984.15 7.93%	—	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	1,081,294.29 6.00%	—	—

VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	—	—	—	—	87,860.22 13.80%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	—	978,839.07 5.43%	—	—

AIM TAX-EXEMPT FUNDS

(INVESCO TAX-EXEMPT FUNDS)

Invesco AMT-Free Municipal Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,491,179.87 11.89%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	27,326,221.48 18.47%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	310,516.97 28.45%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	9,579,295.94 6.47%	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	756,100.84 69.28%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9,506,858.69 5.13%	786,699.22 6.27%	11,942,564.07 8.07%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	17,860,740.51 12.07%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	1,467,839.50 11.71%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,140,180.91 8.46%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	16,372,931.09 8.83%	721,439.15 5.75%	16,897,930.73 11.42%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	31,995,131.14 17.27%	1,056,705.96 8.43%	9,928,831.35 6.71%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10,140,180.91 5.47%	757,220.09 6.04%	17,622,479.85 11.91%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	8,562,846.23 5.79%	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	9,901,428.92 6.69%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	2,201,697.48 17.56%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17,654,512.86 9.53%	—	9,671,021.07 6.54%	—

Invesco California Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	11,087,664.53 11.95%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	735,179.65 5.49%	—	689,097.54 66.98%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,756,914.68 5.17%	—	5,098,577.00 5.49%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	—	—	—	97,014.24 9.42%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	—	2,001,448.13 14.96%	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	165,314.80 16.06%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	677,276.34 5.06%	8,518,666.19 9.18%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,823,472.00 7.22%	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	11,861,533.85 12.79%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN/ 97HU7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	1,009,036.53 7.54%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	22,938,056.74 15.30%	3,171,105.05 23.71%	14,442,393.58 15.57%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	15,957,164.72 10.64%	—	9,970,368.91 10.75%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	11,756,888.16 7.84%	969,463.21 7.25%	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	7,427,885.58 8.01%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	2,762,324.62 20.65%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21,302,100.92 14.21%	—	12,297,950.19 13.26%	—

Invesco Environmental Focus Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	124,844.85 32.04%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	606,301.03 12.71%	—	499,786.39 26.06%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	128,410.14 6.69%	—

EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	1,080,494.63 22.65%	—	—	205,804.57 97.19%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	—	23,346.49 5.99%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	412,954.74 8.65%	—	250,296.20 13.05%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	389,319.59 8.16%	—	631,784.42 32.94%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	25,729.63 6.60%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY	—	—	127,311.18 6.63%	—

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	—	—	141,930.65 7.40%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	87,262.10 22.40%	—	—

Invesco High Yield Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	25,981,618.37 11.40%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	1,913,563.57 5.16%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	17,122,202.04 7.51%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	296,525,423.65 52.83%	15,032,411.28 40.53%	—	—	60,435,942.83 73.53%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	—	12,624,224.47 15.36%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	15,822,463.62 6.94%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97419 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	19,689,143.65 8.64%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	25,911,028.53 11.37%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	17,812,222.73 7.82%	—	5,376,191.86 6.54%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	2,486.21 53.15%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	2,265,187.82 6.10%	17,518,016.84 7.69%	—	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	29,171,554.25 12.81%	—	—

VANGUARD BROKERAGE SERVICES PO BOX 1170 VALLEY FORGE PA 19482-1170	—	—	—	2,084.77 44.57%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44,235,150.19 7.88%	5,759,758.13 15.53%	32,734,719.85 14.37%	—	—

Invesco Intermediate Term Municipal Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	6,675,511.04 17.73%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	2,788,646.80 7.40%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	90,667,096.29 72.12%	3,630,450.63 70.21%	—	21,255,674.35 98.71%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	3,728,437.74 9.90%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	6,268,564.21 16.65%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	4,435,566.43 11.78%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	1,924,393.64 5.11%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	1,899,857.51 5.04%	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	310,114.06 5.99%	4,409,498.04 11.71%	—

Invesco Limited Term California Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	8,096,344.59 6.71%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	8,849,862.06 7.34%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9,266,063.22 11.05%	572,611.40 8.43%	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	537,132.55 38.74%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	422,975.14 6.23%	16,038,463.52 13.30%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	13,035,967.32 10.81%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,503,006.48 8.95%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	10,699,266.82 12.76%	937,535.58 13.81%	20,621,832.34 17.10%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	10,476,058.11 12.49%	1,138,787.67 16.77%	12,510,914.69 10.37%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	477,665.89 7.03%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	778,196.60 56.13%

SPEC CDY OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	6,537,257.57 5.42%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,609,113.11 23.70%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12,140,501.43 14.48%	—	24,073,468.03 19.96%	—

Invesco Limited Term Municipal Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class A2	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—		—	12,385,606.28 11.27%	—	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	68,043,165.55 60.91%		2,526,341.97 57.55%	—	—	50,316,836.90 92.00%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—		—	10,882,673.39 9.90%	—	—

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	—		—	13,096,180.74 11.91%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—		—	28,771,035.32 26.18%	4,196.47 6.32%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995		986,361.84 36.06%	322,902.18 7.35%	—	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901		306,930.18 11.22%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class A2	Class C	Class Y	Class R5	Class R6

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091		181,100.35 6.62%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001		159,615.58 5.83%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,031,339.90 5.39%	152,534.90 5.57%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—		—	15,319,327.11 13.94%	53,752.45 81.05%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—		—	5,563,275.64 5.06%	—	—

SAXON & CO PO BOX 94597 CLEVELAND OH 44101-4597	—		—	—	7,908.58 11.92%	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—		—	7,417,724.06 6.75%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523			254,550.12 5.79%	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405				12,385,606.28 11.27%

Invesco Municipal Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	—	5,789,270.61 13.36%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Investor Class	Class R6

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	343,788.43 5.67%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	120,681,766.72 65.35%	7,021,377.79 74.30%	—	—	33,717,367.22 96.94%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	3,076,359.68 7.10%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	12,743,508.33 29.42%	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	—	—	4,424,382.43 10.21%	343,788.43 5.68%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	384,495.96 6.34%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	2,624,669.02 6.06%	—	—

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	—	5,826,427.49 13.45%	—	—

Invesco New Jersey Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	8,609.96 51.27%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	1,026.69 6.11%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,297,885.03 6.26%	279,726.90 12.42%	1,861,022.86 21.83%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,221,805.47 5.89%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	2,136,455.31 10.30%	255,387.75 11.34%	938,569.59 11.01%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	2,333,022.33 11.25%	—	1,185,816.64 13.91%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,505,282.08 7.26%	212,520.12 9.43%	968,605.20 11.36%	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	7,156.06 42.61%

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	140,230.95 6.22%	833,236.84 9.77%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	752,738.32 33.42%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	2,977,284.25 14.36%	—	1,676,643.73 19.67%	—

Invesco Pennsylvania Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	467,279.53 7.93%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	1,831,474.72 12.36%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,277,646.01 6.22%	—	—	110,797.99 51.28%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	1,063,559.73 7.17%	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	3,462,788.31 6.58%	360,424.35 6.11%	1,715,805.36 11.57%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	985,549.32 6.65%	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	2,760,805.32 5.24%	1,041,306.01 17.68%	1,116,348.46 7.53%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	8,956,832.56 17.02%	638,031.51 10.83%	1,947,991.11 13.14%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4,175,065.41 7.93%	376,219.58 6.38%	2,254,849.49 15.21%	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	110,797.99 40.74%

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	873,113.99 14.82%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5,532,565.38 10.51%	—	1,630,471.70 11.00%	—

Invesco Rochester AMT-Free New York Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	15,972.71 69.89%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	3,675,631.73 6.74%	75,230.46 6.24%	—	—

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	—	662,122.07 8.01%	—

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	1,267,650.11 15.34%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,756,491.94 5.05%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	3,909,591.90 7.17%	74,674.57 6.19%	922,635.14 11.16%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	4,540,555.33 8.32%	116,291.24 9.64%	728,587.78 8.81%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,564,338.75 12.04%	164,146.71 13.61%	1,590,748.79 19.25%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	6,032.44 26.39%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN: MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7554	—	—	429,445.48 5.19%	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	696,190.32 8.42%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	260,304.30 21.59%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	3,489,163.61 6.39%	—	1,194,489.75 14.45%	—

Invesco Rochester Limited Term New York Municipal Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	8,805,073.53 7.43%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	34,236.93 10.61%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	13,395,876.42 11.31%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47,792,269.37 10.98%	2,032,762.23 9.23%	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	226,551.68 70.21%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	—	1,553,236.58 7.05%	17,656,626.40 14.91%	—

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	8,386,669.15 7.08%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,229,978.57 9.48%	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	1,446,440.78 6.57%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	54,475,656.18 12.52%	2,954,898.25 13.43%	11,819,850.34 9.98%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	31,239,285.01 7.18%	1,662,424.26 7.55%	16,350,894.96 13.80%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	60,734,615.25 13.96%	3,313,253.62 15.05%	14,807,526.29 12.50%	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	58,491.49 18.12%

SPEC CDY OMNI ACCOUNT ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	6,724,404.30 5.67%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	2,846,461.69 12.93%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	33,746,855.87 7.76%	—	8,578,611.90 7.24%	—

Invesco Rochester Municipal Opportunities Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	6,205,679.36 7.70%	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	31,990,315.72 5.47%	—	64,406,524.89 11.30%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	—	2,102,221.88 11.07%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	32,414,469.86 5.68%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	—	1,297.02 46.60%	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	31,413,631.16 5.37%	5,980,137.56 7.42%	—	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	—	2,415,233.37 12.72%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	38,775,347.85 6.63%	7,308,490.92 9.07%	70,715,853.10 12.41%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6

MARIL & CO FBO Y7 C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N—ATTN: MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	—	—	—	—	976,805.14 5.14%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	41,365,666.46 7.26%	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48,943,093.77 8.37%	—	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	4,101,124.33 5.09%	—	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	53,199,090.91 9.09%	7,480,796.77 9.28%	63,236,452.58 11.09%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	59,084,897.22 10.10%	4,984,249.19 6.18%	80,708,649.49 14.16%	—	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS 5TH FLOOR JERSEY CITY NJ 07310-1995	—	—	—	—	6,042,722.86 31.82%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	49,993,559.38 8.55%	7,489,360.10 9.29%	36,473,988.21 6.40%	—	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	—	—	—	1,486.28 53.39%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	4,750,842.27 5.89%	—	—	—

SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	48,670,872.54 8.54%	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R5	Class R6

VALLEE & CO FBO Y7 C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N — ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	—	—	—	—	7,255,427.22 38.21%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	16,453,058.14 20.42%	—	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	63,174,083.02 10.80%	—	55,085,625.92 9.66%	—	—

Invesco Rochester New York Municipals Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	—	738,863.08 5.69%	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	—	—	3,681,189.90 7.37%	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	—	55,734.59 33.34%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENE OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20,903,990.08 8.91%	1,856,731.10 14.30%	—	—

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	—	46,025.95 27.53%

LPL FINANCIAL ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13,495,509.50 5.75%	1,161,876.93 8.95%	5,669,873.89 11.36%	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A	Class C	Class Y	Class R6

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN/975G2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,966,927.47 6.38%	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMN 97FJ0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	—	—	3,765,805.31 7.54%	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	—	—	—	12,531.62 7.49%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE FBO ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	22,911,449.55 9.77%	1,262,161.70 9.72%	4,419,691.33 8.85%	—

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	20,981,201.06 8.94%	830,393.60 6.39%	5,939,682.33 11.90%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	29,730,586.26 12.68%	1,830,798.51 14.10%	8,537,707.62 17.11%	—

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	—	—	—	52,170.56 31.21%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	—	—	3,216,856.97 6.44%	—

SPEC CDY OMNI ACCOUNT ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	3,412,478.89 6.83%	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	—	1,799,284.12 13.86%	—	—

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY A/C FOR THE EXCLUSIVE FBO CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	19,772,032.84 8.43%	—	4,981,096.22 9.98%	—

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Invesco Premier Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
Investor Class
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	94,891,028.92 57.60%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	40,182,558.74 24.39%

Invesco Premier U.S. Government Money Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
Investor Class
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	217,380,750.86 58.81%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	78,538,925.08 21.24%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	40,386,237.66 10.92%

INVESCO DYNAMIC CREDIT OPPORTUNITY FUND

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A Shares	Class AX Shares	Class R6 Shares	Class Y Shares
ITC CUST SEP IRA FBO PATRICK J O’REILLY 10527 S AVERS AVE CHICAGO IL 60655-3820	2,893.80 26.49%	—	—	—

ITC CUST IRA FBO YOUNG SIK CHOI LITTLE NECK NY 11362-1729	1,782.34 16.31%	—	—	—

ITC CUST IRA FBO KYUNG JA CHOI LITTLE NECK NY 11362-1729	1,782.34 16.31%	—	—	—

ITC CUST ROLLOVER IRA FBO TERI A BAILEY CHATSWORTH CA 91311-5426	1,225.85 11.22%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
	Class A Shares	Class AX Shares	Class R6 Shares	Class Y Shares

ANTOINETTE RICHARDS & JAMES RICHARDS JTWROS TULSA OK 74108-5506	1,040.07 9.52%	—	—	—

GLENN P JOHNSON TULSA OK 74133-7317	1,036.62 9.49%	—	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	803.57 7.35%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	4,954,288.31 14.94%	—	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	—	3,571,532.42 10.77%	—	—

INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	—	803.57 100.00%	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	—	—	19,565.84 95.60%

Invesco Exchange Fund

Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
GORDON E MOORE & BETTY I MOORE TR FBO GORDON E MOORE & BETTY I MOORE TRUST WOODSIDE CA 94062-4104	11,184.00 31.13%

JOHN AITKEN MCKENNA & CAROL A CAMPBELL JTWROS HANOVER NH 03755-1275	3,379.34 9.40%

EDWARD G SAWTELL & PAULINE P SAWTELL JT TEN ELMHURST NY 11373-5825	2,723.44 7.58%

JANE FOX BROWN TTEE JANE FOX BROWN REVOCABLE TRUST WILMINGTON NC 28403-5712	2,089.21 5.81%

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Class A Shares	Class Y Shares	Class R6 Shares	Institutional Class Shares
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	—	—	28,437.67 12.71%	—

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS, MO 63131-3710	—	—	—	13,281,645.42 8.08%

JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	—	—	119,880.50 53.60%	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: LINDSAY O’TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	—	6,952,425.80 28.30%	—	—

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA, FLOOR 12 NEW YORK, NY 10004-1965	17,826,490.71 59.84%	—	—	125,715,325.60 76.55%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310-1995	—	—	73,247.29 32.75%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	—	2,266,420.21 9.22%	—	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST. PETERSBURG, FL 33716-1102	—	1,761,275.96 7.16%	—	—

RELIANCE TRUSTCO FBO COMERICA EB R/R PO BOX 78446 ATLANTA, GA 30357	—	—	—	11,400,147.00 6.94%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 100 HARBOR BOULEVARD WEEHAWKEN, NJ 07086-6761	—	11,699,275.84 47.62%	—	—

INVESCO SENIOR LOAN FUND

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Class A Shares	Class C Shares	Class IB Shares	Class IC Shares	Class Y Shares
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	1,292,203.19 15.17%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	840,326.98 9.87%	—	—	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	668,745.77 7.85%	—	—	—	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	667,059.94 7.83%	—	—	—	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	576,158.41 6.76%	—	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	591,787.00 9.52%	—	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	516,890.26 8.32%	—	—	—

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	406,852.81 6.55%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	—	3,860,654.29 8.09%	—	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	2,744,338.92 5.75%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	333,217.14 8.84%	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Class A Shares	Class C Shares	Class IB Shares	Class IC Shares	Class Y Shares

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	—	—	—	328,908.50 8.72%	—

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	—	276,396.40 7.33%	—

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97278 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	—	—	—	245,891.48 6.52%	—

UBS WM USA ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	—	—	—	190,161.84 5.04%	—

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	—	—	—	—	168,286.26 47.00%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	—	—	—	—	124,243.60 34.69%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	—	—	—	—	42,997.07 12.00%

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class
MAYOR & CITY COUNCIL OF BALTMORE ABEL WOLMAN MUNICIPAL BLDG 200 HOLLIDAY ST STE 1 BALTIMORE, MD 21202-3635	279,000,000.00 47.62%	—	—		—	—	—	—

NABANK & CO PO BOX 2180 TULSA, OK 74101	156,784,358.69 26.76%	—	—	—	—	67,175,802.54 7.13%	—	33,394,309.95 14.11%

GEORGE STRAIT PRODUCTIONS INC 24123 BOERNE STAGE RD STE 150 SAN ANTONIO, TX 78255	82,471,729.51 14.08%	—	—	—	—	—	—	—

STATE STREET GLOBAL MARKETS LLC ATTN: GREGORY FORTUNA 1 LINCOLN STREET SFC6 BOSTON, MA 02111	—	3,021,401,063.28 29.37%	—	—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

JPMS - CHASE PROCESSING 28521 JPMS IB 352 FBO FACEBOOK INC 4 CHASE METROTECH CENTER 7THFL BROOKLYN, NY 112451245	—	2,868,000,000.00 27.88%	—	—	—	—	—	—

GS GLOBAL CASH SERVICES OMNIBUS ACCOUNTS FBO GOLDMAN SACHS & CO LLC CUST ATTN: RENE GODIN 71 SOUTH WACKER DR STE 500 CHICAGO, IL 60606	—	864,750,599.32 8.41%	—	—	—	—	—	—

THE WALT DISNEY COMPANY ATTN: ANDREW CURTIS 500 SOUTH BUENA VISTA STREET BURBANK, CA 91521	—	749,645,261.32 7.29%	—	—	—	—	—	—

PNC CAPITAL MARKETS LLC ATTN: DANIEL ANTONUCCI ONE PNC PLAZA 249 FIFTH AVE P1-POPP-11-A PITTSBURGH, PA 15222	—	—	142,131,031.22 46.61%	—	—	—	—	—

US BANK NA FBO CACHE MATRIX REINVEST 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	—	—	76,962,670.63 25.24%	—	—	—	—	—

GS GLOBAL CASH SERVICES OMNIBUS ACCOUNTS FBO GOLDMAN SACHS & CO LLC CUST ATTN: RENE GODIN 71 SOUTH WACKER DR STE 500 CHICAGO, IL 60606	—	—	70,193,375.18 23.02%	—	—	—	—	—

HARE & CO 2 ATTN: STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	—	—	—	7,582,722,667.45 12.89%	—	—	—	—

WELLS FARGO BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MONEY FUNDS MAIL CODE D1109-010 1525 W WT HARRIS BLVD CHARLOTTE, NC 28262	—	—	—	4,779,778,983.11 8.13%	—	—	—	—

HARE & CO 2 B ATTN: STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	—	—	—	3,983,147,929.78 6.77%	—	—	—	—

BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: MONEY MARKET FUNDS 200 N COLLEGE ST CHARLOTTE, NC 28255-0001	—	—	—	3,216,663,126.74 5.47%	—	—	—	—

RESVLS REAL ESTATE LIMITED PARTNERSHIP	—	—	—	—	—	3,639,701.14 5.08%	—	—

JUNE SHELTON SCHL & EVALUATION CT 17301 PRESTON RD DALLAS, TX 75252R	—	—	—	—	12,500,000.00 17.45%	—	—	—

JETBIRD LTD ATTENTION JARED TILLEY 443 INTERSTATE 45 S CONROE, TX 77301	—	—	—	—	5,555,377.76 7.76%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

JEFFREY AND MARY PUCKETT LIVING TRUST UA 6-24-19 MARY W & JEFFREY PUCKETT TTEE 6726 CHURCHILL WAY DALLAS, TX 75230	—	—	—	—	4,876,155.08 6.81%	—	—	—

PERRYS RESTAURANT GROUP ATTENTION RICK HENDERSON 9805 KATY FWY STE 650 HOUSTON, TX 77024	—	—	—	—	4,275,513.95 5.97%	—	—	—

JC TIMBERTEX INC ISSAC AYALA 8415 DATAPOINT DR STE 750 SAN ANTONIO, TX 78229	—	—	—	—	3,684,179.06 5.14%	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	—	—	—	—	—	393,383,104.86 41.77%	—	—

PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY, NJ 07399	—	—	—	—	—	—	517,280,213.84 96.21%	30,766,953.41 13.00%

DRISCOLL CHILDRENS HEALTH PLAN STAR 4525 AYERS STREET CORPUS CHRISTI, TX 78415	—	—	—	—	—	—	—	114,603,929.76 48.41%

Invesco Liquid Assets Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class
MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA 12TH FLOOR NEW YORK, NY 10004-1901	936,673.96 54.34%	—	—	—	—	—	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	301,695.57 17.50%	—	—	—	—	—	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	224,363.48 13.02%	—	—	—	—	—	—	—

WELLS FARGO CLEANING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523		197,145.82 11.44%

WELLS FARGO BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MONEY FUNDS MAIL CODE D1109-010 1525 W WT HARRIS BLVD CHARLOTTE, NC 28262	—	14,014,277.40 99.29%	—	—	—	—	—	—

JPMS—CHASE PROCESSING 28521 JPMS IB 35 2 FBO 7528178119178 FBO PCP GP HOLDINGS 4 CHASE METROTECH CENTER 7THFL BROOKLYN, NY 11245	—	—	4,311,834.08 99.45%	—	—	—	—	—

INVESCO OPPENHEIMER DEVELOPING MARKETS FUND ATTN: KIMBERLY WRIGHT TWO PEACHTREE POINTE 1555 PEACHTREE ST NE STE 1800 ATLANTA, GA 30309	—	—	—	290,102,967.88 14.11%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

STATE STREET BANK AS CUSTODIAN FOR INVESCO EQUITY AND INCOME FUND ATTN: MMKT PORT ADMIN 11 GREENWAY PLAZA HOUSTON, TX 77046	—	—	—	145,551,304.44 7.08%	—	—	—	—

OPPENHEIMER MAIN STREET FUND ATTN: TREASURY 6803 S TUCSON WAY CENTENNIAL, CO 80112-3924`	—	—	—	134,716,586.47 6.55%	—	—	—	—

STATE STREET BANK AS CUSTODIAN FOR INVESCO CORE PLUS BOND FUND ATTN: MMKT PORT ADMIN 11 GREENWAY PLAZA STE 100 HOUSTON, TX 77046	—	—	—	120,687,227.27 5.87%	—	—	—	—

INVESCO ADVISORS INC ATTN: CORPORATE CONTROLLER 1360 PEACHTREE ST NE ATLANTA, GA 30309-3283	—	—	—	—	9,997.00 97.45%	—	—	—

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	—	—	—	—	—	406,580.17 38.11%	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	198,902.45 18.64%	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	132,773.62 12.44%	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	100,090.80 9.38%	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	55,963.76 5.25%	—	—

NATIONAL FINANCIAL SERVICES LLC FBO OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07031	—	—	—	—	—	—	93,725.63 73.02%	—

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	—	—	—	—	—	—	34,630.71 26.98%	—

MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB 1 NEW YORK PLAZA NEW YORK, NY 10004-1901	—	—	—	—	—	—	—	75,355.17 29.33%

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	—	—	64,176.36 24.98%

MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB 1 NEW YORK PLAZA NEW YORK, NY 10004-1901	—	—	—	—	—	—	—	29,101.86 11.33%

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

AZTEC CORP WOODBRIDGE PLACE 517 ROUTE ONE SOUTH ISELIN, NJ 08830	—	—	—	—	—	—	—	26,326.71 10.25%

OPPENHEIMER & CO INC FBO SUSAN TUATAY HALBACH IRA 2634 TALBOTT ST HOUSTON, TX 77005-3950	—	—	—	—	—	—	—	19,259.65 7.50%

MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB 1 NEW YORK PLAZA NEW YORK, NY 10004-1901	—	—	—	—	—	—	—	13,370.03 5.20%

Invesco STIC Prime Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	208,972.18 47.50%	—	—	—	—	—	—	—

OPPENHEIMER & CO INC. FBO DEVON DOG SHOW ASSOCIATION INC ATTN: JOANNE N KRECKMAN, TREAS. 1264 PRIZER RD POTTSTOWN PA 19465	75,370.49 17.13%	—	—	—	—	—	—	—

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	47,920.54 10.89%	—	—	—	—	—	—	—

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	47,920.54 10.89%	—	—	—	—	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	2,200,479.95 43.92%	—	—	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	609,068.02 12.16%	—	—	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	345,323.18 6.89%	—	—	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	334,243.72 6.67%	—	—	—	—	—

STATE STREET BANK FBO CASH SWEEP CLIENTS 1200 CROWN COLONY DR QUINCY, MA 02169-0938	—	—	—	238,519,599.95 61.15%	—	—	—	—

MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA 12TH FLOOR NEW YORK, NY 10004-1901	—	—	—	23,577,345.52 6.04%	—	—	—	—

FERN SANTINI JERRE SANTINI AUSTIN, TX 78702	—	—	—	—	21,250.05 22.28%	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

EXCARGO SVC INC ESCROW ACCOUNT MARCIA FASCHINGBAUER 5330 GULF FWY HOUSTON, TX 77023	—	—	—	—	19,780.42 20.74%	—	—	—

BIOMEDICAL COMPUTER SYSTEMS 175 NW 139TH AVE PORTLAND, OR 97229	—	—	—	—	18,384.57 19.27%	—	—	—

ANGELA MARIE RAIA HOUSTON, TX 77062-3654	—	—	—	—	11,794.64 12.36%	—	—	—

AUSTIN AREA SCHL FOR DYSLEXICS INC RESTRICTED ACCOUNT 2614 EXPOSITION BLVD AUSTIN, TX 78703-1702	—	—	—	—	6,843.85 7.17%	—	—	—

SARAH A HARRIS FORT WORTH, TX 76119-0794	—	—	—	—	4,775.43 5.01%	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	—	999,900.01 33.10%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	—	999,900.01 33.10%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	—	199,980.00 6.62%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	—	180,000.00 5.96%	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	—	—	233,440.13 100.00%	404.99 100.00%

Invesco Treasury Obligations Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class
OPPENHEIMER & CO INC. FBO HOPKINS-HANNA JT TR DTD 10/10/2017 GLENN HOPKINS & JAMIE HANNA TTEES ANNAPOLIS MD 21403	1,812,709.40 26.91%	—	—	—	—	—	—	—

OPPENHEIMER & CO INC. FBO THE WICKANINNISH TRUST DTD 12-15-21 TRACY AKNER TTEE NEW YORK NY 10025	1,512,042.42 22.45%	—	—	—	—	—	—	—

OPPENHEIMER & CO. INC. FBO RICHARD BAKER LOS ANGELES CA 90068-3651	735,429.83 10.92%	—	—	—	—	—	—	—

OPPENHEIMER & CO INC. FBO SIGGAL ZEIRA NEW YORK NY 10025	690,642.02 10.25%	—	—	—	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

OPPENHEIMER & CO INC. FBO FBO BRIAN LEVANT IRA BILLS & STOLL LLP ENCINO CA 91436	607,778.82 9.02%	—	—	—	—	—	—	—

OPPENHEIMER & CO INC FBO HANAPEPE INVESTMENTS LLC C/O MICHAEL SKLARZ HONOLULU, HI 96825-2110	—	—	2,141,695.74 99.49%	—	—	—	—	—

INVESCO INVESCO BALANCED RISK ALLOCATION FUND ATTN: CHRIS DEVINE 1555 PEACH TREE ST NE ATLANTA, GA 30309-2460	—	—	—	375,500,000.00 28.57%	—	—	—	—

WELLS FARGO BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MONEY FUNDS MAIL CODE D1109-010 1525 W WT HARRIS BLVD CHARLOTTE, NC 28262	—	—	—	328,022,093.52 24.96%	—	—	—	—

JPMS LLC — CHASE PROCESSING 28521 JPMS L LC IB 352 4 CHASE METROTECH CENTER 7TH FL BROOKLYN, NY 11245	—	—	—	188,151,946.07 14.32%	—	—	—	—

MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA 12TH FLOOR NEW YORK, NY 10004-1901	—	—	—	165,261,385.20 12.57%	—	—	—	—

INVESCO ADVISORS INC ATTN: CORPORATE CONTROLLER 1360 PEACHTREE ST NE ATLANTA, GA 30309-3283	—	—	—	—	10,726.72 93.06%	—	—	—

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	—	—	—	—	800.00 6.94%	3,004,595.94 10.34%	—	—

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103-2523	—	—	—	—	—	6,816,483.18 23.45%	—	—

WELLS FARGO CLEARING SERVICES ONE NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	—	—	—	—	—	2,020,042.52 6.95%	—	—

WELLS FARGO CLEARING SERVICES 1 N JEFFERSON AVE SAINT LOUIS, MO 63103-2287	—	—	—	—	—	1,525,180.24 5.25%	—	—

NABANK & CO PO BOX 2180 TULSA, OK 74101	—	—	—	—	—	—	44,909,879.49 52.25%

PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY, NJ 07399	—	—	—	—	—	—	41,034,508.57 47.74%	2,546,035.11 100.00%

Invesco Treasury Portfolio

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class
NABANK & CO PO BOX 2180 TULSA, OK 74101	115,017,845.60 42.83%	—	—	—	343,616,222.34 39.17%	—	—	—

TRINITY UNIVERSITY ATTN: O G ROYALTIES 1 TRINITY PL BUSINESS OFFICE SAN ANTONIO, TX 78212	53,301,164.77 19.85%	—	—	—	—	—	—	—

WELLS FARGO CLEARING SERVICES ONE NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	22,634,049.82 8.43%	—	—	—	—	—	—	—

TRINITY UNIVERSITY BUSINESS OFFICE 1 TRINITY PL SAN ANTONIO, TX 78212	18,649,739.88 6.94%	—	—	—	—	—	—	—

JPMORGAN CHASE BANK N A FBO ITS CUSTOMERS WSS SWEEPOMNIBUS ACCOUNT 10410 HIGHLAND MANOR DR 3RD FLOOR TAMPA, FL 33610	—	423,337,655.72 36.08%	—	—	—	—	—	—

STATE STREET GLOBAL MARKETS LLC ATTN: GREGORY FORTUNA 1 LINCOLN STREET SFC6 BOSTON, MA 02111	—	275,000,000.00 23.44%	—	—	—	—	—	—

NORTHWESTERN MUTUAL 720 E WISCONSIN AVE MILWAUKEE, WI 53201	—	205,600,000.00 17.52%	—	—	—	—	—	—

GS GLOBAL CASH SERVICES OMNIBUS ACCOUNTS FBO GOLDMAN SACHS & CO LLC CUST ATTN: RENE GODIN 71 SOUTH WACKER DR STE 500 CHICAGO, IL 60606	—	110,595,399.14 9.43%	1,180,932,037.68 85.72%	—	—	—	—	—

AT&T INC 208 S AKARD ST RM 275010 DALLAS, TX 75202-4206	—	102,000,000.00 8.69%	—	—	—	—	—	—

PNC CAPITAL MARKETS LLC ATTN: DANIEL ANTONUCCI ONE PNC PLAZA 249 FIFTH AVE P1-POPP-11-A PITTSBURGH, PA 15222	—	—	154,666,197.38 11.23%	—	—	—	—	—

HARE & CO 2 ATTN: STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	—	—	—	7,865,541,137.06 26.78%	—	—	—	—

HARE & CO 2 B ATTN: STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	—	—	—	1,753,066,401.56 5.97%	—	—	—	—

Name and Address of Principal Holder	Amount of Shares Owned/Percentage Owned of Record
	Cash Mgmt Class	CAVU Sec Class	Corp Class	Instl Class	Pers Inv Class	Priv Inv Class	Reserve Class	Resource Class

HOMEOWNERS OF AMERICA INSURANCE CO 1400 CORPORATE DRIVE SUITE 300 IRVING, TX 75038	—	—	—	—	154,767,769.80 17.64%	—	—	—

SAINT EDWARDS UNIVERSITY INC 3001 S CONGRESS AVE AUSTIN, TX 78704	—	—	—	—	65,051,985.97 7.42%	—	—	—

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	—	—	—	—	—	491,676,572.28 45.56%	—	—

ZIONS FIRST NATIONAL BANK PO BOX 30880 SALT LAKE CITY, UT 84130-0880	—	—	—	—	—	128,428,715.07 11.90%	—	—

PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY, NJ 07399	—	—	—	—	—	—	565,971,068.59 99.26%	—

DRISCOLL CHILDRENS HEALTH PLAN STAR KIDS 4525 AYERS STREET CORPUS CHRISTI, TX 78415	—	—	—	—	—	—	—	46,234,729.88 74.88%

COMMUNITY CARE HMO INC ATTN: SHIRLEY TWILLEY TWO W 2ND ST STE 100 TULSA, OK 74103	—	—	—	—	—	—	—	6,629,767.11 10.74%

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Trust’s prior two fiscal years, the Trusts were billed the amounts listed below by PricewaterhouseCoopers, LLP (“PwC”), the Trusts’ independent registered public accounting firm, for audit and non-audit services rendered to the Trusts. During each Trust’s prior two fiscal years, all audit or non-audit services provided to the Trusts by PwC were approved by each Trust’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2023

	Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees		Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
AIS	$404,219	$0		$171,030	[1]	$0	$171,030	$575,250
ATEF	703,127	69,000	[2]	202,839	[1]	0	271,839	974,966
DCO	106,682	0		15,053	[1]	0	15,053	121,735
SLO	106,683	14,500		15,053	[1]	0	29,553	136,236
ASEF	274,431	11,000	[3]	170,873	[4]	0	181,873	456,304
ACST	694,104	0		277,192	[5]	0	277,192	971,296
IMT	39,485	0		16,632	[5]	0	16,632	56,117
STIT	105,180	0		82,822	[5]	0	82,822	188,002
ATST	39,486	0		29,264	[5]	0	29,264	68,750

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2022

	Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees		Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
AIS	$390,551	$0		$229,757	[1]	$0	$229,757	$620,308
ATEF	679,351	46,000	[2]	229,287	[1]	0	275,287	954,638
DCO	111,666	13,500	[2]	36,420	[1]	0	49,920	161,586
SLO	103,075	14,500	[2]	18,020	[1]	0	32,520	135,595
ASEF	287,550	0		158,721	[4]	0	158,721	446,271
ACST	674,525	0		273,067	[5]	0	273,067	947,592
IMT	38,150	0		16,112	[5]	0	16,112	54,262
STIT	121,950	0		96,671	[5]	0	96,671	218,621
ATST	38,150	0		33,247	[5]	0	33,247	71,397
AEF	191,294	0		128,037	[6]	0	128,037	319,331
AIMF	494,135	11,000	[7]	340,765	[6]	0	351,765	845,900
AIF	925,264	0		403,564	[6]	0	403,564	1,328,828
AIF (SteelPath)	153,491	0		314,700	[10]	0	314,700	468,191
AFG	126,684	0		58,160	[8]	0	58,160	184,844
AGS	565,550	0		418,564	[8]	0	418,564	984,114
IEF	27,324	0		14,122	[8]	0	14,122	41,446

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2021

	Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
AEF	$184,825	$0	$153,882	[6]	$0	$153,882	$338,707
AIMF	477,425	0	480,117	[6]	0	480,177	957,602
AIF	999,325	0	538,211	[6]	0	538,211	1,537,536
AIF (SteelPath)	149,647	0	363,200	[10]	0	363,200	512,847
AFG	122,400	21,000	106,105	[8]	0	127,105	249,505
AGS	554,425	0	516,414	[8]	0	516,414	1,070,839
IEF	26,400	0	14,575	[8]	0	14,575	40,975

(1)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

(2)	Audit-Related Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for reviewing regulatory filings.

(3)	Audit-Related Fees for the fiscal years ended April 30, 2023 includes fees billed for reviewing regulatory filings.

(4)

Tax Fees for the fiscal years ended April 30, 2023 and April 30, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

(5)

Tax Fees for the fiscal years ended August 31, 2023 and August 31, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

(6)

Tax Fees for the fiscal years ended October 31, 2022 and October 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

(7)	Audit-Related Fees for the fiscal years ended October 31, 2022 includes fees billed for reviewing regulatory filings.

(8)

Tax Fees for the fiscal years ended December 31, 2022 and December 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

(9)	Audit-Related Fees for the fiscal year ended December 31, 2021, includes fees billed for reviewing regulatory filings.

(10)

Tax Fees for fiscal years ended November 30, 2022 and November 30, 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
For AIS, ATEF, DCO, SLO
Audit-Related Fees[1]	$874,000	$801,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees[2]	$874,000	$801,000

For ASEF
Audit-Related Fees[1]	$1,074,000	$574,000
Tax Fees	$0	$0
All Other Fees	$0	$2,600,000

Total Fees	$1,074,000	$3,174,000

For ACST, IMT, STIT, ATST
Audit-Related Fees[1]	$957,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$957,000	$760,000

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
For AEF, AIMF, AIF, AIF (SteelPath)
Audit-Related Fees[2]	$760,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$760,000	$760,000

For AFG, AGS, AIF, IEF
Audit-Related Fees[2]	$874,000	$801,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$874,000	$801,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(2)	Audit-Related Fees for fiscal year ended 2022 and 2021 include fees billed related to reviewing controls at a serve organization.

2/28/2023

AIS:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,485,030 for the fiscal year ended February 28, 2023 and $6,961,757 for the fiscal year ended February 28, 2022.

ATEF:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,516,839 for the fiscal year ended February 28, 2023 and $6,961,287 for the fiscal year ended February 28, 2022.

DCO:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,329,053 for the fiscal year ended February 28, 2023 and $6,768,420 for the fiscal year ended February 28, 2022.

SLO:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,329,053 for the fiscal year ended February 28, 2023 and $6,750,020 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

4/30/2023:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,738,000 for the fiscal year ended April 30, 2023 and $5,699,000 for the fiscal year ended April 30, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,982,873 for the fiscal year ended April 30, 2023 and $6,617,721 for the fiscal year ended April 30, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

8/31/2023:

ACST:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,955,192 for the fiscal year ended August 31, 2023 and $6,781,067 for the fiscal year ended August 31, 2022.

IMT:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,694,632 for the fiscal year ended August 31, 2022 and $6,524,112 for the fiscal year ended August 31, 2022.

STIT:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,760,822 for the fiscal year ended August 31, 2023 and $6,604,671 for the fiscal year ended August 31, 2022.

ATST:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,707,264 for the fiscal year ended August 31, 2023 and $6,541,247 for the fiscal year ended August 31, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

10/31/2022:

AEF:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,322,037 for the fiscal year ended October 31, 2022 and $6,823,882 for the fiscal year ended October 31, 2021.

AIMF:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,534,765 for the fiscal year ended October 31, 2022 and $7,150,177 for the fiscal year ended October 31, 2021.

AIF:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,597,564 for the fiscal year ended October 31, 2022 and $7,208,211 for the fiscal year ended October 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

11/30/2022

AIF (SteelPath):

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended November 30, 2022 and $5,910,000 for the fiscal year ended November 30, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,508,700 for the fiscal year ended November 30, 2022 and $7,033,200 for the fiscal year ended November 30, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

12/31/2022

AFG:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended December 31, 2022 and $5,931,000 for the fiscal year ended December 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,372,160 for the fiscal year ended December 31, 2022 and $6,838,105 for the fiscal year ended December 31, 2021.

AGS:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended December 31, 2022 and $5,931,000 for the fiscal year ended December 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,732,564 for the fiscal year ended December 31, 2022 and $7,248,414 for the fiscal year ended December 31, 2021.

IEF:

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended December 31, 2022 and $5,931,000 for the fiscal year ended December 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,328,122 for the fiscal year ended December 31, 2022 and $6,746,575 for the fiscal year ended December 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $32 million.

ANNEX F

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”)3. They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring preapproval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[3]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

IVZ-PROXY-011624

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2024

The undersigned, revoking prior proxies, hereby appoints Melanie Ringold, Amanda Roberts, Sean Ryan, Taylor Edwards, Glenn Brightman, Adrien Deberghes and Kelli Gallegos, and any one of them separately, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders of the Funds listed on the reverse side of this proxy card to be held at 11 Greenway Plaza, Houston, Texas 77046-1176 on January 16, 2024 at 2:00 p.m., Central Standard Time, or at any adjournment(s), postponement(s) or delay(s) thereof, upon the Proposal described in the Notice of the Special Joint Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) OR DELAY(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARDS TO THE PROPOSAL INCLUDED IN THE JOINT PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL” THE NOMINEES.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33585_101623

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Joint Meeting of Shareholders to Be Held on January 16, 2024

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-33585

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30
Fund 31	Fund 32	Fund 33
Fund 34	Fund 35	Fund 36
Fund 37	Fund 38	Fund 39
Fund 40	Fund 41	Fund 42
Fund 43	Fund 44	Fund 45
Fund 46	Fund 47	Fund 48
Fund 49	Fund 50	Fund 51

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board unanimously recommends voting “FOR ALL” of the Nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal

1.	To elect fourteen Nominees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Beth Ann Brown	02.	Carol Deckbar	03.	Cynthia Hostetler	04.	Dr. Eli Jones	☐	☐	☐
	05.	Elizabeth Krentzman	06.	Jeffrey H. Kupor	07.	Anthony J. LaCava, Jr.	08.	James Liddy
	09.	Dr. Prema Mathai-Davis	10.	Joel W. Motley	11.	Teresa M. Ressel	12.	Douglas Sharp
	13.	Robert C. Troccoli	14.	Daniel S. Vandivort

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	INV1 33585	xxxxxxxx

EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO FUNDS (the “Funds”) VOTING INSTRUCTION CARD SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
VOTING INSTRUCTION CARD FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2024

[INSURANCE COMPANY NAME DROP-IN]

The undersigned, revoking prior voting instruction cards, hereby appoints the above-named insurance company (the “Insurance Company”) to vote all shares of the Invesco Funds listed on the reverse side of this voting instruction card in which the undersigned had an interest as a contract owner on the record date at the Special Joint Meeting of Shareholders of the Funds to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on January 16, 2024 at 2:00 p.m., Central Standard Time, or at any adjournment(s), postponement(s) or delay(s).thereof. Receipt of the related Joint Proxy Statement and accompanying Notice of the Special Joint Meeting that describes the matters to be considered and voted on is hereby acknowledged.

IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, DEPENDING ON YOUR SEPARATE ACCOUNT, THE INSURANCE COMPANY WILL VOTE ALL SHARES OF THE FUND(S) ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTES OF CONTRACT OWNERS ALLOCATING ASSETS TO SUCH FUND(S) FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED BY THE INSURANCE COMPANY.

IF THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE JOINT PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL” OF THE NOMINEES.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your Voting Instruction Card as it may cancel out your telephone or internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

INV_33585_101623_VI

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Joint Meeting of Shareholders to Be Held on January 16, 2024

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-33585

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30
Fund 31	Fund 32	Fund 33
Fund 34	Fund 35	Fund 36
Fund 37	Fund 38	Fund 39
Fund 40	Fund 41	Fund 42
Fund 43	Fund 44	Fund 45
Fund 46	Fund 47	Fund 48
Fund 49	Fund 50	Fund 51

Please detach at perforation before mailing.

This voting instruction card is solicited on behalf of the Board. The Board unanimously recommends voting “FOR ALL” of the Nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal

1.	To elect fourteen Nominees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Beth Ann Brown	02.	Carol Deckbar	03.	Cynthia Hostetler	04.	Dr. Eli Jones	☐	☐	☐
	05.	Elizabeth Krentzman	06.	Jeffrey H. Kupor	07.	Anthony J. LaCava, Jr.	08.	James Liddy
	09.	Dr. Prema Mathai-Davis	10.	Joel W. Motley	11.	Teresa M. Ressel	12.	Douglas Sharp
	13.	Robert C. Troccoli	14.	Daniel S. Vandivort

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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Scanner bar code

xxxxxxxxxxxxxx	INV2 33585	xxxxxxxx